UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-4984

                          AMERICAN AADVANTAGE FUNDS
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        WILLIAM F. QUINN, PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: October 31, 2003

                  Date of reporting period: October 31, 2003


ITEM 1. REPORT TO STOCKHOLDERS.

                                 (AA EAGLE)

About AMR Investments
--------------------------------

AMR Investments is an
experienced provider of
investment advisory services to
institutional and retail
markets. We act as manager of
the American AAdvantage Funds, a
family of diversified mutual
funds, and offer customized
fixed income portfolio
management services.


Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations, and
other institutional investors.

AMR Investments is a wholly
owned subsidiary of AMR
Corporation, the parent company
of American Airlines, Inc.


Incorporated in 1986, we are
directly responsible for the
investment management and
oversight of AMR Corporation's
defined benefit and defined
contribution plans, as well as
its fixed income investments.

                                                Contents
                                                -----------------------------------------
                                                President's Message...........         1
                                                American AAdvantage Funds'
                                                   Performance................         2
                                                Market and Performance
                                                   Overviews..................         3
                                                American AAdvantage Schedules of
                                                   Investments
                                                   Balanced Fund..............         22
                                                   Large Cap Value Fund.......         30
                                                   Large Cap Growth Fund......         34
                                                   Small Cap Value Fund.......         38
                                                   Emerging Markets Fund......         44
                                                   High Yield Bond Fund.......         50
                                                   Enhanced Income Fund.......         56
                                                   Intermediate Bond Fund.....         61
                                                   Short-Term Bond Fund.......         67
                                                AMR Investment Services Trust
                                                   Schedules of Investments
                                                   International Equity
                                                      Portfolio...............        109
                                                Additional Information........Inside Back
                                                   Cover

Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each adviser's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, AMR Investment Services, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American AAdvantage Funds                                       October 31, 2003

(BILL QUINN PICTURE)

                                                      FELLOW SHAREHOLDERS,

                                                      I am pleased to present
                                                      you with the Annual Report
                                                      for the American
                                                      AAdvantage Funds for the
                                                      twelve months ended
                                                      October 31, 2003. During
                                                      this time, the American
                                                      AAdvantage Funds performed
                                                      very well versus their
                                                      peers.

                                                          During the past year,
                                                      investors experienced both
                                                      upward and downward market
                                                      turns while hoping to
                                                      avoid a fourth consecutive
                                                      annual decline in the
                                                      stock market as of
                                                      December 2003 (something
                                                      that has not occurred
                                                      since 1932). Fortunately,
                                                      the up markets outpaced
                                                      downward periods by a
                                                      large margin. The reality
                                                      seems to be that the
economic recovery has arrived. Several unique factors impacted both domestic and global markets: the War with Iraq, the occupation of Afghanistan, the SARS outbreak, the lowest Fed Funds rate in 45 years at 1.0%, along with corporate earnings growth, and signals of a growing economy.

    Investors welcomed an "upswing" in the market as the major market indices posted significant gains for the fiscal year ended October 31, 2003. The S&P 500 Index reported a gain of 20.80%, the MSCI EAFE Index increased 27.04%, and the Dow Jones Industrial Average was up 19.53%.

    During the "upswing", the American AAdvantage Funds performed very well. All of the Institutional Class Equity funds outpaced their respective Lipper benchmarks for the twelve-month period. Additionally, the Balanced, Small Cap Value, International Equity, and Emerging Markets Funds all outperformed their respective Lipper benchmarks for the one-year, three-year, and since inception time periods as of October 31, 2003.

    On the fixed-income front, the High Yield Bond, Intermediate Bond and Short-Term Bond Funds posted positive returns for the fiscal year. The Institutional Class of the Short-Term Bond Fund outperformed its Lipper benchmark for the one, three, five, and ten-year time periods.

    As the economy rebounds, the American AAdvantage Funds continue to emphasize fundamental investing on behalf of our shareholders. We believe proper asset allocation, management diversification, and low costs will produce superior results over the long term.

    Please review the enclosed portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. Should you have any questions about the enclosed information, please do not hesitate to contact us at 800-967-9009. You may also access Fund and account information at www.aafunds.com. Thank you for your continued confidence in the American AAdvantage Funds.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President,
                                            American AAdvantage Funds

AMERICAN AADVANTAGE FUNDS
October 31, 2003
--------------------------------------------------------------------------------

                                                                                     AVERAGE ANNUALIZED TOTAL RETURN
                                                                                ------------------------------------------
                                                           INCEPTION   TICKER                                 10 YEAR/
                                                             DATE      SYMBOL   1 YEAR   3 YEAR   5 YEAR   SINCE INCEPTION
                                                           ---------   ------   ------   ------   ------   ---------------
Balanced Fund -- Institutional                              7/17/87    AADBX    19.77%     5.74%   4.56%         8.56%
Balanced Fund -- PlanAhead                                   8/1/94    AABPX    19.36%     5.53%   4.32%         8.29%
Balanced Fund -- AMR                                         8/1/94    AABNX    20.06%     6.09%   4.87%         8.84%
     Lipper Balanced Funds Index                                                16.21%    -0.69%   3.54%         7.81%
Large Cap Value Fund -- Institutional                       7/17/87    AADEX    27.30%     3.54%   3.43%         9.50%
Large Cap Value Fund -- PlanAhead                            8/1/94    AAGPX    26.99%     3.25%   3.14%         9.18%
Large Cap Value Fund -- AMR                                  8/1/94    AAGAX    27.64%     3.79%   3.68%         9.76%
     Lipper Multi-Cap Value Funds Index                                         27.28%     1.81%   4.96%        10.00%
Large Cap Growth Fund -- Institutional                      7/31/00    ALCGX    21.15%   -16.81%    N/A        -16.84%
Large Cap Growth Fund -- AMR                                7/31/00    ALFIX    21.09%   -16.73%    N/A        -16.74%
     Lipper Large-Cap Growth Funds Index                                        18.51%   -16.80%    N/A        -16.92%
Small Cap Value Fund -- Institutional                      12/31/98    AVFIX    47.45%    22.32%    N/A         14.06%
Small Cap Value Fund -- PlanAhead                            3/1/99    AVPAX    47.12%    21.91%    N/A         13.77%
Small Cap Value Fund -- Service                              5/1/03    AASSX    46.84%    21.84%    N/A         13.72%
Small Cap Value Fund -- AMR                                  3/1/99    AASVX    47.93%    22.67%    N/A         14.37%
     Lipper Small-Cap Value Funds Index                                         41.48%    14.02%    N/A         11.18%
International Equity Fund -- Institutional                   8/7/91    AAIEX    31.61%    -0.57%   3.84%         7.79%
International Equity Fund -- PlanAhead                       8/1/94    AAIPX    31.62%    -0.69%   3.65%         7.54%
International Equity Fund -- Service                         5/1/03    AAISX    31.28%    -0.78%   3.60%         7.51%
International Equity Fund -- AMR                             8/1/94    AAIAX    31.77%    -0.36%   4.09%         8.05%
     Lipper International Funds Index                                           26.54%    -4.84%   1.87%         4.99%
Emerging Markets Fund -- Institutional                      7/31/00    AEMFX    48.45%     9.92%    N/A          2.55%
Emerging Markets Fund -- PlanAhead                          10/1/02    AAEPX    48.07%     9.78%    N/A          2.42%
Emerging Markets Fund -- AMR                                7/31/00    AAMRX    48.84%    10.17%    N/A          2.80%
     Lipper Emerging Market Funds Index                                         48.38%     7.34%    N/A          1.38%
High Yield Bond Fund -- Institutional                      12/29/00    AYBFX    20.11%      N/A     N/A         10.98%
High Yield Bond Fund -- PlanAhead                            3/1/02    AHYPX    19.57%      N/A     N/A         10.48%
High Yield Bond Fund -- Service                              5/1/03    AAHSX    18.77%      N/A     N/A         10.22%
     Lipper High Yield Bond Funds Index                                         30.27%      N/A     N/A          5.96%
Enhanced Income Fund -- PlanAhead                           6/30/03    AANPX      N/A       N/A     N/A          0.32%
     Lipper Interm. Invest. Grade Index                                           N/A       N/A     N/A         -0.76%
Intermediate Bond Fund -- Institutional                     9/15/97    AAIBX     4.31%     7.52%   5.87%         6.75%
Intermediate Bond Fund -- PlanAhead                          3/2/98    AAPAX     4.25%     7.32%   5.30%         6.23%
Intermediate Bond Fund -- AMR                                3/1/99    AABDX     4.62%     7.82%   5.70%         6.61%
     Lipper Interm. Invest. Grade Index                                          6.68%     8.12%   6.15%         6.71%
Short-Term Bond Fund -- Institutional                       12/3/87    AADFX     3.58%     5.92%   5.22%         5.25%
Short-Term Bond Fund -- PlanAhead                            8/1/94    AALPX     3.38%     5.68%   4.96%         5.03%
Short-Term Bond Fund -- AMR                                  8/1/94    AASBX     3.82%     6.11%   5.44%         5.47%
     Lipper Short Invest. Grade Index                                            3.17%     5.26%   4.99%         5.21%

Performance shown for the PlanAhead and AMR Classes prior to their inception dates is that of the Institutional Class. Performance shown for the Service Class prior to its inception date is that of the Institutional and PlanAhead Classes since their inception dates. Past performance is not indicative of future performance. Fund performance does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

DOMESTIC EQUITY MARKET OVERVIEW
October 31, 2003
--------------------------------------------------------------------------------

After a rocky start at the beginning of the fiscal period, the U.S. equity markets staged a surprisingly strong rally that stoked a renewed sense of investor optimism. For the twelve months ended October 31, 2003 the S&P 500 Index and Russell 2000 Index returned 20.8 % and 43.4%, respectively.

     For the first six months of the year, investors struggled with reconciling the future of the U.S. economy and corporate earnings against a nearly constant flow of negative news. Corporate scandals, low consumer confidence, terrorism, and the war in Iraq weighed heavily on the market. The consumer confidence index fell to almost a ten-year low, and unemployment was a concern. Rising energy costs further depressed the economy as surging oil prices decreased consumer spending.

     Nevertheless, the combination of low interest rates, federal income tax cuts, and the end of major corporate cost cutting programs set the stage for improved economic performance. During the year, mortgage refinancing activity soared, as yields on 10-year Treasury Notes fell to a 45-year low. In addition, the $350 billion tax cut package provided stimulation to GDP. The combination of tax refunds and lower consumer credit rates (both mortgage and credit card) enabled the average consumer to continue to spend.

     With the end of major combat in Iraq and money in the pocket, consumer confidence recovered and spending increased. This stimulus and large ongoing productivity gains had a very positive impact on corporate confidence and put an end to negative quarterly earnings surprises. With the end of the war, investors began to anticipate the impact of economic recovery, which sparked a broad-based market rally led by economically sensitive small cap stocks. In the early stages of the rally, investment style was not a significant factor as both high and low P/E stocks performed well. Later in the rally, growth or high P/E stocks appeared to gain more momentum as speculation was back in vogue in certain sectors, such as technology.

     October 2003 concluded with strong economic improvement, including high productivity gains and improving corporate profits. Revised GDP growth was over 8% in the third quarter. Investors were optimistic enough to create a late summer mini technology rally, despite the lack of positive earnings or revenue growth in many technology companies. Unemployment remains high despite strong GDP growth; however, employment improvements typically lag economic growth.

     Investors remain sensitive to news on the economy and specific earnings developments. Earnings growth expectations appear to be high, and overall market prices have risen sharply over the past year. Capital and consumer spending will be key determinants of economic strength in the coming months.




Any opinions expressed in the Market and Performance overviews, including forecasts, reflect our judgement as of this date and are subject to change.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE BALANCED FUND(SM)
October 31, 2003
--------------------------------------------------------------------------------

     The Balanced Fund's Institutional Class returned 19.8% for the twelve months ended October 31, 2003, outperforming the 60% S&P 500 Barra Value/40% Lehman Brothers Aggregate Index benchmark return of 16.9% and the Lipper Balanced Funds Index return of 16.2%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/93 THROUGH 10/31/03

                                    (GRAPH)

                       INSTITUTIONAL    LIPPER      S&P 500     S&P 500/      LEHMAN     BALANCED
                           CLASS       BALANCED      INDEX     BARRA VALUE   BROTHERS    COMPOSITE
                                        FUNDS                     INDEX      AGG INDEX     INDEX
                                        INDEX
10/93                    10,000.00     10,000.00   10,000.00    10,000.00    10,000.00   10,000.00
10/94                     9,992.00      9,939.00   10,387.00    10,218.00     9,632.00    9,986.00
10/95                    11,929.00     11,687.00   13,133.00    12,570.00    11,139.00   11,993.00
10/96                    13,893.00     13,382.00   16,297.00    15,664.00    11,789.00   14,013.00
10/97                    16,677.00     16,092.00   21,530.00    20,316.00    12,840.00   16,985.00
10/98                    18,185.00     17,823.00   26,265.00    22,701.00    14,037.00   18,938.00
10/99                    18,281.00     20,064.00   33,007.00    27,016.00    14,112.00   21,114.00
10/00                    19,219.00     21,651.00   35,017.00    29,632.00    15,142.00   23,017.00
10/01                    20,001.00     19,756.00   26,298.00    24,173.00    17,346.00   21,613.00
10/02                    18,973.00     18,251.00   22,324.00    20,359.00    18,368.00   20,104.00
10/03                    22,724.00     21,209.00   26,968.00    25,412.00    19,270.00   23,504.00

                             ANNUALIZED TOTAL RETURNS
                            ---------------------------   VALUE OF
                              PERIODS ENDED 10/31/03       $10,000
                            ---------------------------   10/31/93-
                            1 YEAR   5 YEARS   10 YEARS   10/31/03
                            ------   -------   --------   ---------
Institutional Class(1)....  19.77%    4.56%      8.56%     $22,724
PlanAhead Class(1,2)......  19.36%    4.32%      8.29%     $22,180
AMR Class(1,2)............  20.06%    4.87%      8.84%     $23,333
Lipper Balanced Funds
 Index....................  16.21%    3.54%      7.81%     $21,209
S&P 500 Index.............  20.80%    0.53%     10.43%     $26,968
S&P 500/Barra Value
 Index....................  24.82%    2.28%      9.78%     $25,412
Lehman Bros. Aggregate
 Index....................   4.91%    6.54%      6.78%     $19,270
Balanced Composite
 Index*...................  16.91%    4.41%      8.92%     $23,504

1   Past performance is not indicative of future performance.
    Fund performance shown in the chart and table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance represents the total returns achieved by the Institutional Class from 10/31/93 up to 8/1/94, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 10/31/93. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 10/31/93.

*   60% S&P 500 Barra Value, 40% Lehman Bros. Aggregate
    Index

     During the twelve-month period, the Fund's assets on average were invested 63% in equities (and equitized cash), 36% in fixed-income securities and less than 1% in non-equitized cash, ending the period with 66% in equities (and equitized cash) and 34% in fixed-income securities.

     The equity portion of the Fund returned 28.8%, outperforming the S&P 500 Barra Value Index ("Barra Value Index") return of 24.8%. The Fund's equity holdings added value relative to the Barra Value Index through stock selection. The Consumer Discretionary sector contributed most to the Fund's excess performance as the Fund returned 46.1% versus a Barra Value Index return of 24.3% in the sector. The Fund's positions in Sears Roebuck (up 107.0%), Centex (up 114.9%) and Yum Brands (up 51.5%) had the most impact in this sector. The Financials sector holdings were also a source of significant added value, primarily through FleetBoston Financial (up 81.6%), J.P. Morgan Chase (up 81.2%) and CIT Group (up 93.2%). The Fund's Information Technology sector holdings returned a solid 44.6% for the twelve-month period; however, they underperformed the Barra Value Index return of 74.0% for the sector. The Fund's positions in Electronic Data Systems (up 47.6%) and International Business Machines (up 14.2%) detracted from performance relative to the Barra Value Index.

     Equity sector selection had little net impact on the Fund's relative returns during the fiscal year. The benefit from underweighting
Telecommunication Services, the worst performing sector of the Barra Value Index, was negated by overweighting Consumer Staples, the second worst performing sector.

     The fixed-income portion of the Fund returned 7.6% for the twelve-month period, ahead of the Lehman Brothers Aggregate Index return of 4.9%. The Fund's outperformance was due mostly to a larger than double weighting in Corporates, the best performing sector of the Lehman Brothers Aggregate Index. A significant underweighting in Treasuries, the worst performing sector of the Lehman Brothers Aggregate Index, also contributed to the Fund's excess performance.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE BALANCED FUND(SM) -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

     The sub-advisers continue to search for attractive fixed-income securities in a difficult interest rate environment. Their equity philosophy of investing in companies that have attractive valuations and earnings growth potential should cause the Fund to benefit from the economic recovery currently under way.

TOP TEN EQUITY HOLDINGS

                                                      % OF
                                                    EQUITIES
                                                    --------
CitiGroup, Incorporated                               2.3%
Altria Group, Incorporated                            2.3%
Conoco Phillips                                       2.1%
Allstate Corporation                                  2.1%
Washington Mutual, Incorporated                       2.0%
Bank of America Corporation                           2.0%
Sears Roebuck & Company                               1.9%
American Electric Power Company, Incorporated         1.9%
Boeing Company                                        1.7%
MetLife, Incorporated                                 1.7%
                                                     -----
        Total                                        20.0%

Top Ten Equity Holdings as % of Total Net Assets     11.6%

EQUITY SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                   ----------
Financials                                           28.5%
Industrials                                          14.3%
Consumer Discretionary                               12.0%
Energy                                                9.5%
Health Care                                           8.0%
Consumer Staples                                      8.0%
Materials                                             6.3%
Information Technology                                6.2%
Utilities                                             5.6%
Telecommunication Services                            1.0%
Real Estate                                           0.6%

FIXED INCOME SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Corporate                                         47.6%
Treasury                                          27.0%
Mortgage Backed                                   22.9%
Agency                                             2.5%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP VALUE FUND(SM)
October 31, 2003
--------------------------------------------------------------------------------

     The Institutional Class of the Large Cap Value Fund returned 27.3% for the twelve months ended October 31, 2003, well ahead of the S&P 500/Barra Value Index return of 24.8% and matching the Lipper Multi-Cap Value Funds Index return of 27.3%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/93 THROUGH 10/31/03

                                    (GRAPH)

                       INSTITUTIONAL   LIPPER MULTI-    S&P 500     S&P 500/
                           CLASS         CAP VALUE       INDEX     BARRA VALUE
                                        FUNDS INDEX                   INDEX
10/93                    10,000.00       10,000.00     10,000.00    10,000.00
10/94                    10,336.00       10,379.00     10,387.00    10,218.00
10/95                    12,475.00       12,465.00     13,133.00    12,570.00
10/96                    15,390.00       15,027.00     16,297.00    15,664.00
10/97                    19,707.00       19,425.00     21,530.00    20,316.00
10/98                    20,944.00       20,359.00     26,265.00    22,701.00
10/99                    21,304.00       22,373.00     33,007.00    27,016.00
10/00                    22,329.00       24,579.00     35,017.00    29,632.00
10/01                    21,836.00       23,023.00     26,298.00    24,173.00
10/02                    19,471.00       20,380.00     22,324.00    20,359.00
10/03                    24,787.00       25,940.00     26,968.00    25,412.00

                             ANNUALIZED TOTAL RETURNS
                            ---------------------------   VALUE OF
                              PERIODS ENDED 10/31/03       $10,000
                            ---------------------------   10/31/93-
                            1 YEAR   5 YEARS   10 YEARS   10/31/03
                            ------   -------   --------   ---------
Institutional Class(1)....  27.30%    3.43%      9.50%     $24,786
PlanAhead Class(1,2)......  26.99%    3.14%      9.18%     $24,066
AMR Class(1,2)............  27.64%    3.68%      9.76%     $25,378
Lipper Multi-Cap Value
 Funds Index..............  27.28%    4.96%     10.00%     $25,940
S&P 500 Index.............  20.80%    0.53%     10.43%     $26,968
S&P 500/Barra Value
 Index....................  24.82%    2.28%      9.78%     $25,412

1   Past performance is not indicative of future performance.
    Fund performance shown in the chart and table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance represents the total returns achieved by the Institutional Class from 10/31/93 up to 8/1/94, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 10/31/93. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 10/31/93.

     Similar to the S&P 500/Barra Value Index ("Index"), the Fund produced absolute positive returns in every sector except Telecommunication Services. Overall, the Fund added value relative to the Index through strong stock selection and, to a lesser extent, through positive sector allocation.

     The Fund benefited from its stock selection in seven of the ten economic sectors. The largest contributors were holdings in the Consumer Discretionary sector, where the Fund returned 43.1% versus an Index return of 24.3%. Positions in Sears Roebuck (up 107.0%), Centex (up 114.9%) and Yum Brands (up 51.5%) had the largest impact in this sector. Significant value also was added through stock selection in the Financials sector, led by holdings in FleetBoston Financial (up 81.6%), J.P. Morgan Chase (up 81.2%) and CIT Group (up 93.2%). While the Fund's Information Technology sector holdings produced strong absolute returns of 47.6% for the twelve-month period, they still underperformed the Index return of 74.0% in that sector. The Fund's positions in Electronic Data Systems (up 47.6%) and International Business Machines (up 14.2%) detracted from performance relative to the Index.

     Sector weightings also added value, primarily through underweighting Telecommunication Services, the worst performing sector of the Index. Unfortunately, overweighting Consumer Staples, the second worst performing sector, offset much of the value otherwise attained through sector selection.

     We believe the sub-advisers' philosophy of investing in companies that have attractive valuations and earnings growth potential should allow the Fund to benefit from the economic recovery currently under way.

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Altria Group, Incorporated                           2.2%
ConocoPhillips                                       1.9%
Allstate Corporation                                 1.8%
Citigroup, Incorporated                              1.8%
Sears Roebuck & Company                              1.7%
Cendant Corporation                                  1.6%
Tyco International Limited                           1.6%
Washington Mutual, Incorporated                      1.6%
Boeing Company                                       1.5%
MetLife, Incorporated                                1.5%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           27.5%
Industrials                                          14.5%
Consumer Discretionary                               12.0%
Consumer Staples                                      8.8%
Energy                                                8.2%
Health Care                                           7.7%
Information Technology                                7.5%
Utilities                                             5.7%
Materials                                             5.6%
Telecommunication Services                            1.6%
Real Estate                                           0.9%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP GROWTH FUND(SM)
October 31, 2003
--------------------------------------------------------------------------------

     The Institutional Class of the Large Cap Growth Fund returned 21.15% for the twelve months ended October 31, 2003, compared to the Russell 1000(R) Growth Index return of 21.81% and the Lipper Large Cap Growth Funds Index return of 18.51%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 7/31/00* THROUGH 10/31/03

                                    (GRAPH)

                            INSTITUTIONAL   RUSSELL 1000   LIPPER LARGE
                                CLASS          GROWTH       CAP GROWTH
                                               INDEX       FUNDS INDEX
7/00                          10,000.00      10,000.00      10,000.00
10/00                          9,540.00       9,407.00       9,505.00
10/01                          5,665.00       5,649.00       5,678.00
10/02                          4,534.00       4,541.00       4,620.00
10/03                          5,493.00       5,531.00       5,476.00

*   Inception of Large Cap Growth Fund

                            ANNUALIZED TOTAL RETURNS
                          -----------------------------
                             PERIODS ENDED 10/31/03       VALUE OF
                          -----------------------------    $10,000
                                                SINCE     7/31/00-
                          1 YEAR    3 YEAR    INCEPTION   10/31/03
                          ------   --------   ---------   ---------
Institutional
  Class(1)..............  21.15%   (16.81)%   (16.84)%     $5,493
AMR Class(1)............  21.09%   (16.73)%   (16.74)%     $5,514
Lipper Large-Cap Growth
  Funds Index...........  18.51%   (16.80)%   (16.92)%     $5,476
Russell 1000
  Growth Index..........  21.81%   (16.22)%   (16.66)%     $5,531

1   Past performance is not indicative of future performance.
    Fund performance shown in the chart and table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

     As these returns indicate, it has been a positive period for growth stocks, and the Fund participated fully in the upside movement. During the Fund's fiscal year, all sectors in the Russell 1000 Growth Index ("Index") posted positive returns. The Fund added value almost exclusively through good stock selection, although sector weighting decisions were mildly beneficial.

     From a stock selection standpoint, the largest value added sector for the Fund relative to the Index was Financials. Owning Countrywide Financial (up 123.1%), Capital One (up 100.1%) and E-Trade (up 128.9%) contributed to this sector's outstanding relative performance. In Healthcare, positions in Gilead Sciences (up 57.1%), Pacificare Health Systems (up 65.1%) and Guidant (up 73.1%) were the largest contributors relative to the Index.

     Conversely, stock selection in the Information Technology and Consumer Discretionary sectors detracted from performance relative to the Index. In Information Technology, the largest drag on relative performance was Microsoft (down 1.3%). In the Consumer Discretionary sector, the Fund's relative performance was hurt as a result of positions in Viacom (down 10.5%), Wal Mart (up 10.8%) and Time Warner (up 10.4%).

     Looking forward, the Fund's sub-advisers will continue to maintain a disciplined, long-term approach to equity investing in larger stocks with above average growth potential.

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
General Electric Company                             4.6%
Intel Corporation                                    4.2%
Pfizer, Incorporated                                 4.1%
Microsoft Corporation                                3.8%
Wal-Mart Stores, Incorporated                        2.8%
Procter & Gamble Company                             2.6%
Cisco Systems, Incorporated                          2.4%
Amgen, Incorporated                                  2.2%
Coca-Cola Company                                    1.8%
Dell, Incorporated                                   1.7%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Information Technology                               25.3%
Health Care                                          23.8%
Consumer Discretionary                               18.3%
Consumer Staples                                     10.2%
Industrials                                           9.2%
Financials                                            8.6%
Energy                                                2.0%
Materials                                             1.4%
Telecommunication Services                            1.1%
Utilities                                             0.1%

Russell 1000 (R) Growth Index is a service mark of the Frank Russell Company

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SMALL CAP VALUE FUND(SM)
October 31, 2003
--------------------------------------------------------------------------------

     The Institutional Class of the Small Cap Value Fund returned 47.4% for the twelve months ended October 31, 2003, outperforming the Russell 2000(R) Value Index return of 40.3% and the Lipper Small-Cap Value Funds Index return of 41.5% for the same period.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 12/31/98* THROUGH 10/31/03

                                    (GRAPH)

                        INSTITUTIONAL   LIPPER SMALL-CAP    RUSSELL 2000
                            CLASS       VALUE FUNDS INDEX   VALUE INDEX
12/98                     10,000.00         10,000.00        10,000.00
10/99                      9,070.00          9,513.00         9,508.00
10/00                     10,320.00         11,261.00        11,153.00
10/01                     12,400.00         12,151.00        12,129.00
10/02                     12,808.00         11,799.00        11,822.00
10/03                     18,886.00         16,693.00        16,584.00

*   Inception of Institutional Class of Fund

                          ANNUALIZED TOTAL RETURNS
                        ----------------------------
                           PERIODS ENDED 10/31/03      VALUE OF
                        ----------------------------    $10,000
                                             SINCE     12/31/98-
                        1 YEAR   3 YEARS   INCEPTION   10/31/03
                        ------   -------   ---------   ---------
Institutional
  Class(1)............  47.45%   22.32%     14.06%      $18,886
PlanAhead Class(1,2)..  47.12%   21.91%     13.77%      $18,654
AMR Class(1,2)........  47.93%   22.67%     14.37%      $19,140
Service Class(1,3)....  46.84%   21.84%     13.72%      $18.618
Lipper Small-Cap Value
  Funds Index.........  41.48%   14.02%     11.18%      $16,693
Russell 2000 Value
  Index...............  40.29%   14.14%     11.03%      $16,584

1   Past performance is not indicative of future performance.
    Fund performance shown in the chart and table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/31/98. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 12/31/98.

3 Fund performance represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the returns of the PlanAhead Class from 3/1/99 up to 5/1/03 (the inception date of the Service Class), and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the Institutional and PlanAhead Classes. Therefore, total returns shown may be higher than they would have been had the Service Class been in existence since 12/31/98.

     The Fund generated positive returns in every sector and outperformed the Russell 2000 Value Index ("Index") during the fiscal year. Stock selection accounted for the excess performance over the Index, as sector selection detracted from the Fund's relative performance.

     Stock selection in the Financials sector had the greatest impact, accounting for 6.1% of the Fund's excess performance relative to the Index. Positions in Allmerica Financial, Tierone and Friedman Billings Ramsey were the major contributors to the sector's positive impact on the Fund's performance. The Consumer Discretionary and Industrials sectors also contributed significantly to the Fund's excess return, adding 2.2% and 1.5%, respectively, from stock selection. Holdings such as Toll Brothers and Foot Locker in the Consumer Discretionary sector and Brookfield Homes and Joy Global in Industrials helped to produce the positive results.

     The Fund's underweighting in the Information Technology sector detracted 1.4% from relative performance. Information Technology was the second best performing sector in the Index for the twelve-month period, up 84.4%.

     As the economy improves, we believe that the attractively valued stocks in the Fund's portfolio should continue to provide strong returns.

TOP TEN HOLDINGS

                                             % OF NET ASSETS
                                             ---------------
Valassis Communications, Incorporated             2.1%
Beazer Homes USA, Incorporated                    1.9%
Allmerica Financial Corporation                   1.9%
MI Developments, Incorporated                     1.7%
The Warnaco Group, Incorporated                   1.5%
LNR Property Corporation                          1.4%
BJ's Wholesale Club, Incorporated                 1.3%
WCI Communities, Incorporated                     1.2%
Foot Locker, Incorporated                         1.1%
Rotech Healthcare, Incorporated                   1.1%

SECTOR ALLOCATION

                                               % OF EQUITIES
                                               -------------
Consumer Discretionary                             25.7%
Financials                                         23.2%
Industrials                                        17.8%
Utilities                                           8.7%
Materials                                           6.4%
Health Care                                         6.2%
Energy                                              4.7%
Information Technology                              3.8%
Consumer Staples                                    3.3%
Telecommunication Services                          0.2%

Russell 2000(R) Value Index is a service mark of the Frank Russell Company.

INTERNATIONAL EQUITY/EMERGING MARKETS OVERVIEW
October 31, 2003
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY
The twelve months ended October 31, 2003 can be divided into two distinct periods: the war-ridden, economically feeble months of November through March, and the cyclical upturn in April through October. The combined result was a strong EAFE Index return of 27.0% for the twelve-month period ended October 31, 2003, which was driven by both strong local markets and foreign currencies appreciating against the U.S. dollar.

     In the first period, the global economy weathered the war in Iraq, rising oil prices, and deflationary threats. The war in Iraq and global economic uncertainty damaged sentiment in the U.S., Europe and Japan. In Germany, business confidence suffered another sharp decline in March, dashing the hopes of analysts who expected German firms to rebound from their slump. In the U.S. and Europe, continuing weak labor market data gave central banks a reason to lower interest rates one last time in this cycle.

     In late spring, the overthrow of Saddam Hussein and a dip in oil prices incited optimism in global economic growth. Meanwhile, the seemingly untiring U.S. consumer kept on spending as retail sales rose by 6.0% in the twelve months through May 2003. Other signs of initial global economic strength were the continued rise in natural resource commodity prices, an improvement in demand for technology evident in rising semiconductor pricing, and improving business confidence.

     By late October, a rise in equity markets signaled that the global recovery was sustainable, even in regions such as Japan, ever susceptible to a false dawn. Central banks in Australia, Canada and the UK raised short-term interest rates in October, acting pre-emptively and withdrawing stimulus that was no longer suited to the improving environment. With a recovery in the global economy, other monetary authorities began considering similar action. Even China, after reporting a stunning 9.1% annual growth, decided to tighten its monetary policy. Beijing drained funds out of the banking system to slow the lending boom.

     With improved growth across many countries, some economists have been placing a high probability on a synchronized global economic recovery, which they believe might currently be under way. Even the sluggish global job market, widely considered the main hurdle of the current recovery, gave some positive signs toward the end of this reporting period.

EMERGING MARKETS
Global emerging markets, as measured by the MSCI Emerging Markets Free Index (the Index") rebounded from early year weakness to return an impressive 48.3% during the twelve months ended October 31, 2003. All regions ended with strong double-digit gains with particular strength in Latin America and Asia. Meanwhile, oil producing countries were also strong performers as they benefited from firm oil prices.

     During the first half of the fiscal year, the consistent threat of the U.S.-led war against Iraq, concerns over the global recovery and pessimistic corporate outlooks depressed an already weak investor sentiment worldwide. Most of the period was characterized by growing risk aversion and steady selling by global investors. The markets rebounded sharply by mid-March once diplomacy over Iraq broke down and it became clear that the U.S. would initiate war with Iraq, helping to remove some uncertainty in the market and increasing prospects for a U.S.-led global recovery.

     After reaching lows on March 12, 2003, the Index posted seven consecutive months of positive performance. Investor sentiment worldwide appeared to improve particularly during the second calendar quarter as expectations for better economic growth grew following the successful U.S. campaign in Iraq and the subsequent easing in the price of oil.

     Momentum in the markets remained strong particularly in the latter half of the period. Positive sentiment continued to be supported by strong foreign buying, domestic and global monetary easing, and economic strength among most emerging markets. In addition, there were signs of further improvements in the U.S. and Japanese economies.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM)
October 31, 2003
--------------------------------------------------------------------------------

     The Institutional Class of the International Equity Fund returned 31.6% for the twelve months ended October 31, 2003. The Fund outperformed the MSCI EAFE Index return of 27.0% and the Lipper International Funds Index return of 26.5%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/93 THROUGH 10/31/03

                                    (GRAPH)

                             INSTITUTIONAL   LIPPER INT'L
                                 CLASS          FUNDS       MSCI EAFE
                                                INDEX         INDEX
10/93                          10,000.00      10,000.00     10,000.00
10/94                          11,177.00      11,151.00     11,010.00
10/95                          12,060.00      11,099.00     10,969.00
10/96                          14,143.00      12,499.00     12,118.00
10/97                          16,841.00      14,170.00     12,679.00
10/98                          17,547.00      14,828.00     13,902.00
10/99                          21,053.00      18,244.00     17,104.00
10/00                          21,550.00      18,874.00     16,608.00
10/01                          17,985.00      14,325.00     12,468.00
10/02                          16,095.00      12,854.00     10,821.00
10/03                          21,183.00      16,265.00     13,747.00

                          ANNUALIZED TOTAL RETURNS
                         ---------------------------   VALUE OF
                           PERIODS ENDED 10/31/03       $10,000
                         ---------------------------   10/31/93-
                         1 YEAR   5 YEARS   10 YEARS   10/31/03
                         ------   -------   --------   ---------
Institutional
  Class(1).............  31.61%     3.84%    7.79%      $21,183
PlanAhead Class(1,2)...  31.62%     3.65%    7.54%      $20,690
AMR Class(1,2).........  31.77%     4.09%    8.05%      $21,683
Service Class(1,3).....  31.28%     3.60%    7.51%      $20,637
Lipper Int'l. Funds
  Index................  26.54%     1.87%    4.99%      $16,265
MSCI EAFE Index........  27.04%    (0.23)%   3.23%      $13,747

1   Past performance is not indicative of future performance.
    Fund performance shown in the chart and table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance represents the total returns achieved by the Institutional Class from 10/31/93 up to 8/1/94, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in place since 10/31/93. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in place since 10/31/93.

3 Fund performance represents the total returns achieved by the Institutional Class from 10/31/93 up to 8/1/94, the returns of the PlanAhead Class from 8/1/94 up to 5/1/03 (the inception date of the Service Class), and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the Institutional and PlanAhead Classes. Therefore, total returns shown may be higher than they would have been had the Service Class been in existence since 10/31/93.

     The turnaround that began in October of 2002 continued throughout the twelve-month period ended October 31, 2003, helping to drive the strong returns of the Fund. All twenty-one developed countries in the MSCI EAFE Index ("Index") produced a return in excess of 10%.

     The Fund outperformed the Index over the past fiscal year due to strong stock selection, while country allocation was slightly negative. In the Netherlands, significant positions in Philips Electronics (up 53.9%), Vedior (up 142.6%) and ABN AMRO (up 51.4%) contributed nearly 2% in relative performance as compared to the Index. In Switzerland, the Fund added value by owning Credit Suisse (up 85.0%) and Adecco (up 97.9% during the period it was held by the Fund), while UK holdings, Reuters and Hanson (both up nearly 60%), also contributed to the Fund's outperformance. Country allocation detracted value as the Fund had a nearly double-digit underweighting in Japan versus the Index, while the Japanese market gained over 33% during the period.

     Sector performance resembled country performance for the period as each sector produced returns in excess of 10%. Although most of the value added was achieved through stock selection, sector allocation was also positive. Stock selection was particularly strong in the Energy, Consumer Discretionary, Financial and Information Technology sectors. Within the Energy sector, Petrochina gained over 90%, while Repsol and Norsk Hydro (along with Consumer Discretionary stocks Philips Electronics and Reuters) helped Fund performance as each rose over 50%. Depfa Bank (Financial) gained nearly 150% while Konica Minolta (Information Technology) rose nearly 100%.

     From a sector allocation perspective, the Fund added value by overweighting Industrials, the second best performing sector for the period (up over 40%), and by underweighting Health Care, the second worst performing sector (up 13.9%).

     Although economic and market conditions vary from period to period, the Fund's primary strategy remains consistent as it focuses on investing in undervalued companies with above-average earnings growth expectations.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Koninklijke (Royal) Philips Electronics NV           2.2%
Total SA                                             1.5%
Vodafone Group PLC                                   1.5%
Aventis SA                                           1.4%
Unilever PLC                                         1.4%
Credit Suisse Group                                  1.4%
Telefonica SA                                        1.3%
Diageo PLC                                           1.3%
Canon, Incorporated                                  1.3%
GlaxoSmithKline PLC                                  1.3%

SECTOR ALLOCATION

                                                     % OF
                                                   EQUITIES
                                                  ----------
Financials                                          26.0%
Industrials                                         15.3%
Consumer Discretionary                              12.6%
Telecommunication Services                           9.4%
Consumer Staples                                     8.8%
Materials                                            7.4%
Energy                                               7.1%
Health Care                                          6.6%
Information Technology                               4.2%
Utilities                                            2.6%

REGIONAL ALLOCATION*

                                  (PIE CHART)

REGIONAL ALLOCATION*

                                                      % OF
                                                    EQUITIES
                                                    --------
Europe                                               75.5%
Pacific Rim                                          21.6%
North America                                         2.6%
Central America                                       0.3%

*   Allocations based upon gross investments in AMR
    Investment Services Trust International Equity
    Portfolio.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE EMERGING MARKETS FUND(SM)
October 31, 2003
--------------------------------------------------------------------------------

     The Institutional Class of the Emerging Markets Fund returned 48.5% for the twelve months ended October 31, 2003. The Fund slightly outperformed both the MSCI EM Free Index return of 48.3% and the Lipper Emerging Market Funds Index return of 48.4%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 7/31/00* THROUGH 10/31/03

                                    (GRAPH)

                       INSTITUTIONAL   MSCI EMG MKTS   LIPPER EMG MKT
                           CLASS        FREE INDEX      FUNDS INDEX
07/00                    10,000.00       10,000.00       10,000.00
10/00                     8,170.00        8,499.00        8,455.00
10/01                     6,657.00        6,488.00        6,578.00
10/02                     7,309.00        7,023.00        7,047.00
10/03                    10,851.00       10,417.00       10,456.00

*   Inception of Institutional Class of Fund

                          ANNUALIZED TOTAL RETURNS
                        ----------------------------
                           PERIODS ENDED 10/31/03      VALUE OF
                        ----------------------------   $10,000
                                             SINCE     7/31/00-
                        1 YEAR   3 YEARS   INCEPTION   10/31/03
                        ------   -------   ---------   --------
Institutional
  Class(1)............  48.45%    9.92%      2.55%     $10,851
PlanAhead Class(1,2)..  48.07%    9.78%      2.42%     $10,808
AMR Class(1)..........  48.84%   10.17%      2.80%     $10,938
Lipper Emg Mkt Funds
  Index...............  48.38%    7.34%      1.38%     $10,456
MSCI Emerging Markets
  Free Index..........  48.33%    7.02%      1.26%     $10,417

1   Past performance is not indicative of future performance.
    Fund performance shown in the chart and table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance represents the total returns achieved by the Institutional Class from 7/31/00 up to 10/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 7/31/00.

     All twenty-six emerging market countries in the MSCI EM Free Index ("Index") produced a return in excess of 20%. Twenty-one of the countries within the Index produced a return in excess of 40%, and nine countries produced a return in excess of 80%.

     The Fund outperformed the Index over the past fiscal year due to stock selection and country allocation, but much of the outperformance was negated due to the Fund's cash position. Although the Fund held a small amount in cash (the average cash position was 4.2% during the fiscal year), it created a significant performance drag due to the strength of each country's equity market.

     Stock selection was strong in India as positions in State Bank of India (up 186.2%), GAIL (India) Limited (up 126.6%), Tata Engineering (up 176.1%) and Hindalco Industries Limited (up 140.5%) contributed to the outperformance as compared to the Index. In Indonesia, positions in PT Astra International (up 194.7%) and PT Telekomunikasi Indonesia (up 127.2%) added significant value as well.

     From a country allocation perspective, the Fund added value by overweighting Indonesia, the second best performing market for the period, and India. Unfortunately, some of the value added was offset by underweighting Chile, the third best performing market in the Index (up 91.8%), and by overweighting Mexico, the worst performing market for the period.

     Similar to country performance, sector performance was very strong within the Index as each sector produced returns in excess of 30%. The Fund's sector outperformance was due to stock selection, as sector allocation was slightly negative. Stock selection was particularly strong in the Consumer Discretionary, Telecommunication Services, Information Technology and Financial sectors. Within the Consumer Discretionary sector, PT Astra International and Tata Engineering gained over 194% and 176%, respectively. PT Telekomunikasi Indonesia and American Movil (both Telecommunication Services) posted returns of over 127% and 78%, respectively. Samsung SDI (Information Technology) gained over 71% while State Bank of India (Financials) rose 186%.

     From a sector allocation viewpoint, the Fund detracted value by underweighting Materials, the third best performing sector for the period (up 60.8%) and by overweighting Telecommunication Services, the second worst performing sector for the period (up 37%).

     Despite the outperformance of the emerging markets asset class, the Fund's basic philosophy remains focused on investing in undervalued companies with above-average earnings growth expectations.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE EMERGING MARKETS FUND(SM) -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Samsung Electronics Company Limited                  3.3%
Anglo American PLC                                   3.0%
Telefonos de Mexico SA, ADR                          2.3%
Samsung SDI Company Limited                          1.6%
LUKOIL Oil Company, ADR                              1.6%
Petroleo Brasileiro SA, ADR                          1.4%
Sasol Limited                                        1.4%
Korea Electric Power Corporation                     1.2%
Mining and Metallurgical Co. Norilsk Nickel, ADR     1.1%
United Microelectronics Corporation                  1.0%

SECTOR ALLOCATION

                                                     % OF
                                                   EQUITIES
                                                  ----------
Financials                                          18.3%
Information Technology                              13.7%
Materials                                           13.5%
Telecommunication Services                          12.8%
Industrials                                         11.0%
Energy                                               9.6%
Consumer Discretionary                               8.7%
Consumer Staples                                     7.7%
Utilities                                            3.9%
Health Care                                          0.8%

COUNTRY ALLOCATION

                                  (PIE CHART)

COUNTRY ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
South Korea                                          17.6%
South Africa                                         15.3%
Taiwan                                               12.4%
Other Europe, Middle East, Africa                    11.4%
Brazil                                                8.7%
Mexico                                                8.6%
India                                                 7.4%
Other Asia                                            7.2%
China                                                 6.6%
Malaysia                                              3.0%
Israel                                                1.6%
Other Latin America                                   0.2%

HIGH YIELD BOND MARKET OVERVIEW

October 31, 2003
--------------------------------------------------------------------------------

The economic environment improved steadily, albeit slowly, over the twelve months ended October 31,2003. In November 2002, the Federal Reserve cut the Fed Funds rate by 0.50% to 1.25%, which was followed by a further 0.25% cut in June 2003. At its latest meeting in October 2003, the Federal Reserve voted unanimously to keep the benchmark U.S. interest rate at 1.00%, a 45-year low
(1958). The high yield market, as measured by the Lehman Brothers High Yield Index ("Index"), returned an impressive 33.8% during the twelve months ended October 31, 2003.

     After the U.S. attack on Iraq in March, April's "relief rally" saw the major stock indices gain ground after months of underperformance. GDP, as revised, for the third quarter of 2003 exceeded 8%, which was the fastest pace in two decades.

     Although the high yield market was strong throughout the period, the U.S. Treasury provided no help, with a total return actually below the coupon. The low quality Caa segment of the market, which comprised 15% of the Index, returned 71.9% for the twelve months ended October 31, 2003. The lowest-rated segment of the Index (Ca-D segment) was up 89.1% for the twelve months.

     High yield new issuance, at $114 billion for the first ten months of 2003, is on track to reach over $130 billion for the year, putting it in the running to be the highest year of new issuance. In 2003, there have been four months, in which new issues topped $15 billion, compared to only one such month in the prior history of the market. (High yield new issuance volume totaled $126 billion for the 12 months ended October 31, 2003.) At the current rate, the size of the high yield market could reach the $1 trillion mark sometime in the middle of 2004.

     The high yield market is in a tug-of-war between investors seeking yield and others being cautious on the theory that such an extraordinary run means that the market will take a breather, no matter how good things look today.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE HIGH YIELD BOND FUND(SM)
October 31, 2003
--------------------------------------------------------------------------------

     The Institutional Class of the High Yield Bond Fund returned 20.1% for the twelve months ended October 31, 2003. Despite its strong absolute return, the Fund trailed the Lipper High Current Yield Funds Index return of 30.3%, the Citigroup High Yield Cash Pay Index return of 35.3% and the Lehman Brothers High Yield Index return of 33.8%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 12/29/00* THROUGH 10/31/03

                                    (GRAPH)

                       INSTITUTIONAL     LEHMAN      CITIGROUP    LIPPER HIGH
                           CLASS       BROS. CORP.   HIGH YIELD   YIELD BOND
                                       HIGH YIELD     CASH PAY       FUNDS
                                          INDEX        INDEX         INDEX
12/00                    10,000.00      10,000.00    10,000.00     10,000.00
10/01                    10,533.00      10,199.00    10,385.00      9,618.00
10/02                    11,194.00       9,640.00     9,780.00      9,045.00
10/03                    13,446.00      12,896.00    13,230.00     11,783.00

*   Inception of Institutional Class of Fund

                                         ANNUALIZED TOTAL
                                             RETURNS
                                        ------------------
                                          PERIODS ENDED
                                             10/31/03        VALUE OF
                                        ------------------    $10,000
                                                   SINCE     12/29/00-
                                        1 YEAR   INCEPTION   10/31/03
                                        ------   ---------   ---------
Institutional Class(1)................  20.11%    10.98%      $13,446
PlanAhead Class(1,2)..................  19.57%    10.48%      $13,271
Service Class(1,3)....................  18.77%    10.22%      $13,182
Lehman Bros. Corp. High Yield Index...  35.28%    10.38%      $12,896
Citigroup High Yield Cash Pay Index...  35.28%    10.38%      $13,230
Lipper High Yield Bond Funds Index....  30.27%     5.96%      $11,783

1   Past performance is not indicative of future performance.
    Fund performance shown in the chart and table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance represents the total returns achieved by the Institutional Class from 12/29/00 up to 3/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/29/00.

3 Fund performance represents the total returns achieved by the Institutional Class from 12/29/00 up to 3/1/02, the returns of the PlanAhead Class from 3/1/02 up to 5/1/03 (the inception date of the Service Class), and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the Institutional and PlanAhead Classes. Therefore, total returns shown may be higher than they would have been had the Service Class been in existence since 12/29/00.

     The high yield market enjoyed strong returns over the past fiscal year. The Lehman Brothers High Yield Index ("Index") return for the twelve-month period ended October 2003 ranked as the best twelve-month return since March 1992. The Index also posted positive returns in eleven of the twelve months ended October 31, 2003.

     The Fund's focus on companies with strong cash flows and fundamental credit strength was not in favor during the period. The riskier segments of the high yield market were the top performers, resulting in the Fund's overall underperformance versus the Index. The Fund underweighted the Communications sector by over 10% and the Utility sector by over 9%, each of which outperformed the Index as a whole. Communications returned 53.2%, while the Utility sector gained 61.6%. The Fund overweighted Capital Goods by over 4%, Consumer Cyclical by almost 13% and Consumer Non-Cyclical by over 8% as each of these sectors underperformed the total Index return.

     From a more positive perspective, the Fund had a 5.1% underweighting in Basic Industry, which was the worst performing sector for the period with a return of just over 17%. Additionally, the Fund overweighted Technology (up 57.8%) and Other Industrial (up 36.2%) during the period.

     Despite underperforming the Index for the twelve-month time period, the Fund's sub-adviser continues to focus on fundamental research and downside protection to identify and invest in companies with strong cash flows. The sub-adviser believes that their research approach, which has generated outperformance for the Fund in the past, should deliver superior performance over time.

TOP TEN HOLDINGS

                                                         % OF
                                                      NET ASSETS
                                                      ----------
Horseshoe Gaming, LLC, 8.625%, Due 5/15/2009             2.5%
Tenet Healthcare Corporation, 7.375%, Due 2/1/2013       2.0%
Xerox Credit Corporation, 6.10%, Due 12/16/2003          1.9%
EchoStar Communications Corporation, 9.375%, Due
 2/1/2009                                                1.6%
aaiPharma Incorporated, 11.00%, Due 4/1/2010             1.5%
Turning Stone Casino Resort, 9.125%, Due 12/15/2010      1.4%
Regal Cinemas Corporation, 9.375%, Due 2/1/2012          1.3%
US Oncology, Incorporated, 9.625%, Due 2/1/2012          1.3%
Interline Brands, Incorporated, 11.50%, Due
 5/15/2011                                               1.3%
Star Gas Partners L.P., 10.25%, Due 2/15/2013            1.3%

SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Corporate                                         100.0%

U.S. FIXED-INCOME MARKET OVERVIEW
October 31, 2003
--------------------------------------------------------------------------------

     For the twelve-month period ended October 31, 2003, the investment grade fixed-income market, as defined by the Lehman Brothers Aggregate Index (the "Index"), produced a 4.9% total return. The individual sector returns within the Index were broadly distributed, with the highest return coming from the credit sector at 10.6%, and the lowest return coming from mortgages at 2.8%. Interest rates along the Treasury yield curve steepened during the period with long-term interest rates rising in response to the gradual economic recovery and short-term rates declining in response to the Federal Reserve's final cut in the Fed Funds rate to 1.0%. Within the credit sector, triple-B rated bonds returned nearly 16%, and the non-investment grade credit market returned in excess of 33% for the period.

                                   TOTAL RETURNS
                               ----------------------
                               PERIODS ENDED 10/31/03
                               ----------------------
SECTOR                         6 MONTH       12 MONTH
------                         -------       --------
Lehman Aggregate                 0.57%         4.91%
Lehman Gov/Credit                0.62%         6.17%
US Treasury                     (0.24)%        2.82%
US Agency                       (0.08)%        3.08%
Mortgage Backed                  0.41%         2.75%
U.S. Credit                      1.66%        10.57%
Asset Backed                     3.21%         8.06%
-----------------------------------------------------
CREDIT RATING
Aaa                              0.45%         4.28%
Aa                               0.51%         6.08%
A                                1.20%         9.77%
Baa                              3.01%        15.86%

(source: Lehman Brothers)

     The credit spread chart below reflects the incredible strength in investor demand for corporate bonds. Although the year ended on a positive note, the beginning of this period was not as pleasant. In October 2002, triple-B rated credit spreads reached nearly 400, a level traditionally reserved for the high yield bond market. Many of the largest issuers, including auto, telecommunication and media corporations, were targets of the selling pressure that pushed spreads to such wide levels. The credit markets had their share of problems as record-breaking bankruptcies, fraudulent corporate managers and unsustainable leverage took toll on investor confidence. Yet with surprising speed, by the end of 2002, investors returned to the bond market in droves.

                    LB AGGREGATE INDEX CREDIT SPREADS

                                  (GRAPH)

                       INDEX   AAA CREDIT   AA CREDIT   A CREDIT   BAA CREDIT
1/4/02...............   185        82          112        178         255
1/11/02..............   185        77          109        178         260
1/18/02..............   186        77          110        176         263
1/25/02..............   180        77          105        168         258
2/1/02...............   188        75          107        179         267
2/8/02...............   198        76          113        193         277
2/15/02..............   196        73          108        189         278
2/22/02..............   197        72          108        192         280
3/1/02...............   189        70          104        184         266
3/8/02...............   177        70           97        168         253
3/15/02..............   183        72          102        175         258
3/22/02..............   182        74          102        174         258
3/29/02..............   182        73          103        175         257
4/5/02...............   185        81          109        176         259
4/12/02..............   190        89          117        180         264
4/19/02..............   179        71          103        172         252
4/26/02..............   187        66          102        160         286
5/3/02...............   198        70          107        168         305
5/10/02..............   182        70          105        163         269
5/17/02..............   180        63          100        158         272
5/24/02..............   177        61           97        155         272
5/31/02..............   165        59           92        141         253
6/7/02...............   171        61           95        147         263
6/14/02..............   172        62           97        149         263
6/21/02..............   178        61           99        156         274
6/28/02..............   189        62          105        160         296
7/5/02...............   193        64          105        162         305
7/12/02..............   194        64          105        166         306
7/19/02..............   201        64          107        171         322
7/26/02..............   222        65          118        186         366
8/2/02...............   231        74          129        201         365
8/9/02...............   235        72          128        211         367
8/16/02..............   238        71          130        214         374
8/23/02..............   224        69          125        199         349
8/30/02..............   220        68          123        199         341
9/6/02...............   225        70          126        204         348
9/13/02..............   219        69          121        197         342
9/20/02..............   225        71          124        205         347
9/27/02..............   232        72          127        211         362
10/4/02..............   235        79          130        216         362
10/11/02.............   254        85          137        240         387
10/18/02.............   250        80          132        242         378
10/25/02.............   249        79          128        247         368
11/1/02..............   240        80          124        237         354
11/8/02..............   223        74          115        214         337
11/15/02.............   210        71          114        196         320
11/22/02.............   203        71          109        195         302
11/29/02.............   192        67          107        185         286
12/6/02..............   195        69          107        189         289
12/13/02.............   189        65          102        183         281
12/20/02.............   186        65          101        180         277
12/27/02.............   184        63           98        175         278
1/3/03...............   180        63           99        174         268
1/10/03..............   176        62           96        171         261
1/17/03..............   171        59           94        163         256
1/24/03..............   173        61           95        164         260
1/31/03..............   169        59           89        161         257
2/7/03...............   169        58           90        161         256
2/14/03..............   167        54           89        158         256
2/21/03..............   165        54           89        157         251
2/28/03..............   162        53           85        155         247
3/7/03...............   167        57           87        163         249
3/14/03..............   167        56           89        167         245
3/21/03..............   165        55           90        168         238
3/28/03..............   161        53           85        161         235
4/4/03...............   159        53           86        159         229
4/11/03..............   157        52           85        155         227
4/17/03..............   149        51           80        146         217
4/25/03..............   144        48           78        139         210
5/2/03...............   134        47           76        130         193
5/9/03...............   128        42           70        125         186
5/16/03..............   130        43           70        126         191
5/23/03..............   132        44           72        128         192
5/30/03..............   128        42           69        125         186
6/6/03...............   128        43           69        127         184
6/13/03..............   124        41           66        120         181
6/20/03..............   123        41           67        120         178
6/27/03..............   124        41           67        120         179
7/3/03...............   124        40           67        122         180
7/11/03..............   122        41           66        118         176
7/18/03..............   119        42           68        116         169
7/25/03..............   118        42           69        114         168
8/1/03...............   128        55           81        124         176
8/8/03...............   121        45           73        116         171
8/15/03..............   126        48           76        121         179
8/22/03..............   121        48           72        115         173
8/29/03..............   120        48           73        115         169
9/5/03...............   119        49           54         93         174
9/12/03..............   117        47           51         91         172
9/19/03..............   113        46           54         88         165
9/26/03..............   114        45           53         88         167
10/3/03..............   115        48           57         89         167
10/10/03.............   114        44           57         90         165
10/17/03.............   109        44           56         85         157
10/24/03.............   112        47           56         86         164
10/31/03.............   108        45           54         83         156

     The primary beneficiaries of the corporate bond market's enthusiasm were those sectors that, only one year ago, were under the most duress. According to Lehman Brothers, for the twelve-month period ended October 31, 2003, the wireless telecommunications sector returned 25.2%, the media-cable sector returned 22.4% and the utility sector returned 14.2%. The largest sector in the Index, the automotive sector, returned over 16%. The lowest returning sectors were the more traditional, low volatility sectors such as food/beverage at 5.9%, pharmaceuticals at 5.7% and consumer products at 5.3%.

     Among the other sectors in the U.S. bond market, Treasuries returned 2.8% and government agencies returned 3.1%. Interest rates rose slightly during the period along most of the Treasury curve, but these two sectors were still able to produce positive total returns.

                        US TREASURY YIELD CURVE

                                (GRAPH)

                       2 YR.   5 YRS.   10 YRS.   30 YRS.
10/31/2003             1.67%   2.73%     3.89%     4.99%
10/31/2002             1.82%   3.24%     4.29%     5.13%

     Finally, the mortgage backed sector produced a total return of 2.8%. Generally, the mortgage market performs well in rising interest rate environments. However, with interest rates at 40-year lows, mortgage refinancing activity hit record highs during the period, resulting in early repayments of principal to mortgage holders and lower total returns accordingly.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE ENHANCED INCOME FUND(SM)
October 31, 2003
--------------------------------------------------------------------------------

     The PlanAhead Class of the Enhanced Income Fund returned 0.3% from its inception on June 30, 2003 through October 31, 2003. Its benchmark, a blend of 37.5% Lehman Brothers Gov/Credit Intermediate Index, 37.5% Lehman Brothers Intermediate Aggregate Index and 25% Merrill Lynch Convertible Bonds Index, returned 0.9%. The Fund's peer group, the Lipper Intermediate Investment Grade Index, returned -0.8% over the four months ended October 31, 2003.

                                            TOTAL RETURNS
                                        ----------------------
                                        PERIODS ENDED 10/31/03
                                        ----------------------
                                           SINCE INCEPTION
                                        ----------------------
PlanAhead Class(1)....................           0.32%
Lipper Intermediate Inv. Grade
  Index...............................          (0.76)%
Enhanced Income Composite Index*......           0.89%

1   Past performance is not indicative of future performance.
    Fund performance shown in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

*   37.5% Lehman Bros. Gov/Credit Intermediate Index, 37.5%
    Lehman Bros. Aggregate Index, 25% Merrill Lynch Convertibles Index.

     The Fund's assets have been allocated approximately 75% to a sub-adviser who invests in income producing, short- and intermediate-term, investment grade bonds and 25% to a sub-adviser who invests in convertible bonds, convertible preferreds, high yield bonds and equities in order to enhance the yield of the overall Fund.

     Slightly negative total returns in the short, intermediate and high yield bond portions of the Fund were primarily the result of a rapid rise in interest rates during the months of July and August followed by a fairly range bound rate environment. The dramatic increase in rates was unusual in that the Federal Reserve Bank had very recently lowered the Fed Funds rate by 25 basis points to 1.0% to support a struggling economy with declining inflation.

     The negative return for the bond portion of the Fund was more than offset by returns in the Fund's convertible preferred stocks, convertible bonds and equities, where the Fund was positioned in areas of the market which tend to perform well during an economic recovery.

     Going forward, the Fund will continue to invest about three-quarters of its assets in income producing, short- to intermediate-term, investment grade bonds. The remainder of the Fund's assets will continue to be invested primarily in convertible bonds, convertible preferreds, and to a lesser extent, equity and high yield securities with emphasis on sectors that the sub-adviser expects will benefit from an expanding economy.

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Heller Financial, Incorporated, 6.375%, Due
  3/15/2006                                          2.7%
Prudential Insurance Company of America, 6.375%,
  Due 7/23/2006                                      2.2%
Citibank Credit Card Master Trust I 1999-7 A,
  6.90%, Due 10/15/2007                              2.2%
Salomon, Incorporated, 6.75%, Due 1/15/2006          2.2%
DaimlerChrysler Auto Trust, 4.63%, Due 12/6/2006     2.0%
Honda Auto Receivables Owner Trust 2003-4, 2.79%
  Due 3/16/2009                                      2.0%
MassMutual Global Funding II, 3.80%, Due
  4/15/2009                                          2.0%
Coca-Cola Enterprises, Incorporated, 2.50%, Due
  9/15/2006                                          2.0%
International Lease Finance Corporation, 6.375%,
  Due 3/15/2009                                      1.9%
Ford Motor Credit Company, 7.375%, Due
  10/28/2009                                         1.7%

FIXED INCOME SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Corporate                                         78.4%
Corporate Convertibles                            10.9%
Asset-Backed                                       8.2%
Treasury                                           1.2%
Agency                                             0.7%
Mortgage-Backed                                    0.6%

EQUITY SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Information Technology                               34.8%
Financials                                           20.3%
Consumer Discretionary                               17.4%
Industrials                                          13.2%
Energy                                                7.0%
Telecommunication Services                            4.3%
Health Care                                           3.0%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERMEDIATE BOND FUND(SM)
October 31, 2003
--------------------------------------------------------------------------------

     The Institutional Class of the Intermediate Bond Fund returned 4.3% for the twelve months ended October 31, 2003, trailing the Lehman Brothers Aggregate Index return of 4.9% and the Lipper Intermediate Investment Grade Index return of 6.7%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 9/15/97* THROUGH 10/31/03

                                    (GRAPH)

                        INSTITUTIONAL        LIPPER        LEHMAN BROS.
                            CLASS         INTERMEDIATE      AGGREGATE
                                        INV. GRADE INDEX      INDEX
9/97                      10,000.00        10,000.00        10,000.00
10/97                     10,241.00        10,211.00        10,295.00
10/98                     11,215.00        11,045.00        11,254.00
10/99                     11,123.00        11,074.00        11,314.00
10/00                     12,001.00        11,775.00        12,140.00
10/01                     13,724.00        13,462.00        13,908.00
10/02                     14,302.00        13,952.00        14,727.00
10/03                     14,918.00        14,884.00        15,450.00

*   Inception of Institutional Class of Fund

                            ANNUALIZED TOTAL RETURNS
                          ----------------------------
                             PERIODS ENDED 10/31/03      VALUE OF
                          ----------------------------   $10,000
                                               SINCE     9/15/97-
                          1 YEAR   5 YEARS   INCEPTION   10/31/03
                          ------   -------   ---------   --------
Institutional
  Class(1,3)............  4.31%     5.87%      6.75%     $14,918
PlanAhead Class(1,2)....  4.25%     5.30%      6.23%     $14,479
AMR Class(1,2)..........  4.62%     5.70%      6.61%     $14,799
Lipper Intermediate Inv.
  Grade Index...........  6.68%     6.15%      6.71%     $14,884
Lehman Bros. Agg.
  Index(4)..............  4.91%     6.54%      7.31%     $15,450

1   Past performance is not indicative of future performance.
    Fund performance shown in the chart and table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance represents the total returns achieved by the Institutional Class from 9/15/97 up to 3/2/98, the inception date of the PlanAhead Class, and 3/1/99, the inception date of the AMR Class, respectively, and the returns of the PlanAhead and AMR Class since inception of each Class. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 9/15/97. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 9/15/97.

3 The Fund's performance includes the effects of a favorable accounting adjustment which occurred during the processing of a large shareholder redemption on July 6, 2000. In the absence of this adjustment, the Fund's performance would have been less than depicted.

4   Since Inception performance is as of 8/31/97.

     Before expenses, the Fund performed in line with the Lehman Brothers Aggregate Index ("Index"). Unfortunately, the Fund did not generate enough excess performance to offset its expenses. The Fund added 0.8% of value relative to the Index from its large overweighting in Corporates, the best performing sector of the Index. However, the Fund's Corporate holdings returned approximately 9.3% versus the Index return of 11.0% for the sector mostly due to the Fund's security selection in the Industrial and Financial industries, which detracted 0.7% from relative returns. The Fund also added value through its security selection in U.S. Treasuries; however, this performance advantage was offset by underperformance of the Fund's holdings in the Mortgage sector.

     Although the Fund's holdings in the Corporate sector underperformed the Index during the period, the Fund's sub-advisers remain focused on a conservative approach towards the Corporate sector that they believe will add value during this unusually volatile period in the market.

TOP TEN HOLDINGS

                                                            % OF
                                                         NET ASSETS
                                                         ----------
Federal National Mortgage Association, TBA, 15 yr.,
 4.50%                                                      2.3%
Government National Mortgage Association, Pool #579750,
 6.00%, Due 9/15/2032                                       2.1%
Federal Home Loan Mortgage Corporation, 5.00%, Due
 3/1/2018                                                   1.7%
Federal National Mortgage Association, TBA, 15 yr.,
 6.00%                                                      1.5%
Federal National Mortgage Association, TBA, 30 yr.,
 6.50%                                                      1.5%
Federal National Mortgage Association, Pool #713706,
 5.50%, Due 8/1/2033                                        1.4%
International Lease Finance Corporation, 6.375%, Due
 3/15/2009                                                  1.3%
United States Treasury Bonds, 6.875%, Due 8/15/2025         1.2%
Government National Mortgage Association, Pool #780747,
 6.50%, Due 3/15/2028                                       1.2%
Ford Motor Credit Company, 7.375%, Due 10/28/2009           1.1%

SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Corporates                                        60.7%
Mortgage Backed                                   27.5%
Treasury                                           6.8%
Agency                                             4.4%
Asset Backed                                       0.6%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SHORT-TERM BOND FUND(SM)
October 31, 2003
--------------------------------------------------------------------------------

     The Institutional Class of the Short-Term Bond Fund returned 3.6% for the twelve months ended October 31, 2003, outperforming the Merrill Lynch 1-3 Year Gov./Corp. Index return of 3.1% and the Lipper Short Investment Grade Bond Funds Index return of 3.2%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/93 THROUGH 10/31/03

                                    (GRAPH)

                       INST'L CLASS   LIPPER SHORT INV.    LINKED     ML 1-3 YR.
                                         GRADE BOND        LIPPER     GOV./CORP.
                                         FUNDS INDEX       AVERAGE      INDEX
10/93                   10,000.00         10,000.00       10,000.00   10,000.00
10/94                   10,042.00         10,096.00       10,013.00   10,125.00
10/95                   10,863.00         10,937.00       10,879.00   11,036.00
10/96                   11,417.00         11,541.00       11,373.00   11,698.00
10/97                   12,136.00         12,299.00       12,061.00   12,465.00
10/98                   12,937.00         13,028.00       12,776.00   13,411.00
10/99                   13,268.00         13,456.00       13,149.00   13,844.00
10/00                   14,041.00         14,247.00       13,898.00   14,698.00
10/01                   15,583.00         15,686.00       15,276.00   16,360.00
10/02                   16,108.00         16,105.00       15,684.00   17,152.00
10/03                   16,685.00         16,615.00       16,156.00   17,687.00

                           ANNUALIZED TOTAL RETURNS
                          ---------------------------   VALUE OF
                            PERIODS ENDED 10/31/03       $10,000
                          ---------------------------   10/31/93-
                          1 YEAR   5 YEARS   10 YEARS   10/31/03
                          ------   -------   --------   ---------
Institutional
  Class(1)..............  3.58%     5.22%     5.25%      $16,685
PlanAhead Class(1,2)....  3.38%     4.96%     5.03%      $16,328
AMR Class(1,2)..........  3.82%     5.44%     5.47%      $17,037
Lipper Short Inv. Grade
  Bond Funds Index(3)...  3.17%     4.99%     5.21%      $16,615
Linked Lipper Average*..  3.01%     4.81%     4.92%      $16,156
Merrill Lynch 1-3 Yr
  Gov./Corp. Index......  3.12%     5.87%     5.87%      $17,687

1   Past performance is not indicative of future performance.
    Fund performance shown in the chart and table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance represents the total returns achieved by the Institutional Class from 10/31/93 up to 8/1/94, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in place since 10/31/93. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 10/31/93.

3 The Lipper Short Investment Grade Bond Funds Index hereby replaces the Linked Lipper Average as the Fund's benchmark, because it better reflects the principal strategies of the Fund.

*   The Linked Lipper Average is created by linking the Lipper
    Short-Term (1-5 year) Investment Grade Debt Average from 10/31/92 through 12/31/95, the Lipper Short-Intermediate Investment Grade Debt Average from 1/1/96 through 7/31/96 and the Lipper Short-Term (1-3 Year) Investment Grade Debt Average since 8/1/96.

     The short-term, fixed-income markets continued to enjoy the benefits of the declining interest rate environment during the year ended October 31, 2003. While longer-term interest rates increased along the Treasury curve, shorter-term rates declined in response to the Federal Reserve Bank (the "Fed") lowering the Fed Funds rate to 1.0% in June 2003. Addressing the tepid economic recovery, the Fed went further to clearly indicate its intent to keep rates low going forward to allow for sustainable growth and to prevent inflation from declining further.

     Only one year ago, the corporate bond market was roiling under the weight of record-breaking bankruptcies, fraudulent corporate management, and unsustainable leverage. Then, in late 2002 and with remarkable speed, investors returned to the corporate bond market in droves. Interest rates were at 40-year lows and a nascent economic recovery was underway, so investors found the incremental yield in the corporate bond market very attractive. As a result, the corporate bond market witnessed a tremendous recovery during the period. Within the short-term, investment-grade, fixed-income markets represented by the Merrill Lynch 1-3 Year Index, the Corporate sector produced, by far, the highest total return at 6.8%. The remaining sector returns were meager by comparison with Government Agencies at 2.4%, Treasuries at 2.0% and Mortgages at 1.7%.

     During the twelve-month period, the Fund's duration remained neutral to its benchmarks, and thus did not contribute to the Fund's excess performance. The Fund's outperformance relative to its benchmarks was primarily due to its overweighted position in the Corporate sector. Within Corporates, some of the best performing industries were telecommunications, cable/media, and autos, all of which the Fund overweighted during the period.

     We will likely maintain the Fund's overweighted position in the Corporate sector going forward, as we

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SHORT-TERM BOND FUND(SM) -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

believe that relative value opportunities still exist. Additionally, given the Fed's overtly accommodative monetary policy, we plan to maintain the Fund's duration at short to neutral relative to its benchmarks as long as the prospects for a continuing economic recovery remain in place.

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Prudential Insurance Company of America, 6.375%
  Due 7/23/2006                                      3.2%
Household Finance Corporation, 8.00%, Due
  5/9/2005                                           3.2%
General Motors Acceptance Corporation, 6.75%,
  Due 1/15/2006                                      3.2%
Chemical Master Credit Card Trust 1996-2 A,
  5.98%, Due 9/15/2008                               3.1%
Synovus Financial Corporation, 7.25%, Due
  12/15/2005                                         2.7%
Wachovia Corporation, 6.40%, Due 4/1/2008            2.7%
Heller Financial, Incorporated, 6.375%, Due
  3/15/2006                                          2.7%
Ford Motor Credit Company, 7.50%, Due 3/15/2005      2.6%
Discover Card Master Trust 1999-6 A, 6.85%, Due
  7/17/2007                                          2.6%
MetLife, Incorporated, 3.911%, Due 5/15/2005         2.6%

SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Corporate                                         79.4%
Asset Backed                                      12.6%
Mortgage Backed                                    8.0%

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
American AAdvantage Balanced Fund
American AAdvantage Large Cap Value Fund
American AAdvantage Large Cap Growth Fund
American AAdvantage Small Cap Value Fund
American AAdvantage International Equity Fund
American AAdvantage Emerging Markets Fund
American AAdvantage High Yield Bond Fund
American AAdvantage Enhanced Income Fund
American AAdvantage Intermediate Bond Fund
American AAdvantage Short-Term Bond Fund

     We have audited the accompanying statements of assets and liabilities of the American AAdvantage Funds, comprised of the American AAdvantage Balanced Fund, the American AAdvantage Large Cap Value Fund, the American AAdvantage Large Cap Growth Fund, the American AAdvantage Small Cap Value Fund, the American AAdvantage International Equity Fund, the American AAdvantage Emerging Markets Fund, the American AAdvantage High Yield Bond Fund, the American AAdvantage Enhanced Income Fund, the American AAdvantage Intermediate Bond Fund and the American AAdvantage Short-Term Bond Fund, (collectively, "the Funds"), including the schedules of investments, as of October 31, 2003, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 2003, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective American AAdvantage Funds at October 31, 2003, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                          /s/ ERNST & YOUNG LLP

Chicago, Illinois
December 19, 2003

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2003
--------------------------------------------------------------------------------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 8.53%
U.S. TREASURY NOTES - 4.59%
3.25%, Due 5/31/2004*..........  $     5,000   $  5,062
1.625%, Due 9/30/2005*.........        4,000      3,988
4.625%, Due 5/15/2006*.........        2,685      2,849
4.375%, Due 5/15/2007*.........        2,000      2,116
2.625%, Due 5/15/2008*.........        5,800      5,686
3.00%, Due 7/15/2012*..........          905        991
4.375%, Due 8/15/2012*.........        3,000      3,045
3.625%, Due 5/15/2013*.........        2,985      2,858
                                               --------
    TOTAL U.S. TREASURY
      NOTES....................                  26,595
                                               --------
U.S. TREASURY BILLS - 2.92%
Discount Note, Due 3/25/2004...       17,000     16,933
                                               --------
    TOTAL U.S. TREASURY
      BILLS....................                  16,933
                                               --------
U.S. TREASURY BONDS - 1.02%
7.50%, Due 11/15/2016*.........          480        607
8.125%, Due 8/15/2019*.........          930      1,248
6.875%, Due 8/15/2025..........        1,280      1,552
6.25%, Due 5/15/2030*..........          900      1,029
5.375%, Due 2/15/2031*.........        1,420      1,467
                                               --------
    TOTAL U.S. TREASURY
      BONDS....................                   5,903
                                               --------
    TOTAL U.S. TREASURY
      OBLIGATIONS..............                  49,431
                                               --------
U.S. AGENCY OBLIGATIONS - 0.86%
Federal National Mortgage Association,
1.875%, Due 12/15/2004.........        3,890      3,906
7.25%, Due 5/15/2030...........          900      1,089
                                               --------
    TOTAL U.S. AGENCY
      OBLIGATIONS..............                   4,995
                                               --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.26%
FEDERAL HOME LOAN MORTGAGE
  CORPORATION - 2.04%
3.25%, Due 11/15/2004..........        4,500      4,585
6.50%, Due 3/1/2008............        1,064      1,115
5.13%, Due 10/15/2008*.........          500        535
6.00%, Due 3/1/2013............          215        224
6.00%, Due 11/1/2016...........          347        361
5.50%, Due 8/1/2017............          179        184
5.00%, Due 3/1/2018............        1,774      1,802
5.50%, Due 6/1/2018............          365        376
6.50%, Due 5/1/2029............          340        354
6.50%, Due 6/1/2029............           54         56
6.50%, Due 7/1/2029............          846        880
6.00%, Due 1/1/2033............          321        329
6.00%, Due 8/1/2033............          995      1,021
                                               --------
    TOTAL FEDERAL HOME LOAN
      MORTGAGE CORPORATION.....                  11,822
                                               --------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.19%
Pool #313522, 7.00%, Due
  5/1/2012.....................  $     1,061   $  1,127
Pool #323223, 6.50%, Due
  7/1/2013.....................          183        193
Pool #323309, 6.00%, Due
  9/1/2013.....................          387        403
Pool #488099, 5.50%, Due
  2/1/2014.....................          657        679
Pool #323789, 6.00%, Due
  6/1/2014.....................          540        562
Pool #535846, 6.00%, Due
  4/1/2016.....................          394        410
Pool #648511, 6.00%, Due
  6/1/2017.....................        1,567      1,630
Pool #100292, 10.00%, Due
  9/1/2018.....................          384        431
Pool #581864, 6.50%, Due
  7/1/2031.....................          313        325
Pool #577440, 7.00%, Due
  11/1/2031....................          610        642
Pool #647747, 7.00%, Due
  5/1/2032.....................          781        823
Pool #650077, 7.50%, Due
  7/1/2032.....................        1,074      1,144
Pool #665380, 7.00%, Due
  10/1/2032....................          484        510
Pool #678220, 6.50%, Due
  12/1/2032....................          205        213
Pool #688459, 6.00%, Due
  3/1/2033.....................        2,606      2,675
Pool #713706, 5.50%, Due
  8/1/2033.....................          784        792
Pool #730570, 6.00%, Due
  8/1/2033.....................          330        339
Pool #727223, 5.50%, Due
  9/1/2033.....................        1,582      1,598
Pool #741901, 5.50%, Due
  10/1/2033....................          600        606
TBA, 4.50%, 15 yr..............        3,400      3,394
                                               --------
    TOTAL FEDERAL NATIONAL
      MORTGAGE ASSOCIATION.....                  18,496
                                               --------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION - 2.03%
Pool #780030, 7.00%, Due
  6/15/2024....................          354        378
Pool #780400, 7.00%, Due
  12/15/2025...................          341        362
Pool #781200, 8.00%, Due
  12/15/2025...................          395        429
Pool #780615, 6.50%, Due
  8/15/2027....................          619        650
Pool #780651, 7.00%, Due
  10/15/2027...................          730        774
Pool #780680, 6.50%, Due
  11/15/2027...................          697        732

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Pool #780747, 6.50%, Due
  3/15/2028....................  $       652   $    684
Pool #780788, 6.50%, Due
  4/15/2028....................          696        729
Pool #780842, 8.50%, Due
  8/20/2028....................          420        455
Pool #780936, 7.50%, Due
  12/15/2028...................          810        868
Pool #781035, 6.50%, Due
  5/15/2029....................          637        668
Pool #002754, 6.50%, Due
  5/20/2029....................          454        474
Pool #781273, 6.00%, Due
  4/15/2031....................          804        832
Pool #574846, 7.00%, Due
  11/15/2031...................          633        671
Pool #555732, 6.50%, Due
  3/15/2032....................          608        636
Pool #553235, 6.00%, Due
  5/15/2033....................        2,354      2,432
                                               --------
    TOTAL GOVERNMENT NATIONAL
      MORTGAGE ASSOCIATION.....                  11,774
                                               --------
    TOTAL U.S. AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS..............                  42,092
                                               --------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.59%
Countrywide Home Loan,
  Incorporated,
  3.50%, Due 12/19/2005........          800        816
  3.25%, Due 5/21/2008.........          810        790
  5.50%, Due 8/25/2033.........          838        835
General Electric Commercial
  Mortgage Corporation, 4.17%,
  Due 7/10/2037................          430        433
Wachovia Bank Commercial
  Mortgage Trust, 3.989%, Due
  6/15/2035....................          570        532
                                               --------
    TOTAL NON-AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS..............                   3,406
                                               --------
CORPORATE BONDS - 16.25%
BANKS - 2.79%
Banco Popular North America
  Inc, 4.25%, Due 4/1/2008.....          300        303
Bank of America Corporation,
  7.40%, Due 1/15/2011.........        1,000      1,167
Bank One Corporation,
  7.125%, Due 5/15/2007........          350        394
  4.90%, Due 4/30/2015.........          300        292
  2.625%, Due 6/30/2008........          480        458
Branch Banking and Trust
  Company,
  4.875%, Due 1/15/2013........          800        794

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Capital One,
  6.70%, Due 5/15/2008.........  $     1,000   $  1,090
  5.75%, Due 9/15/2010.........          210        220
Citigroup, Incorporated,
  6.20%, Due 3/15/2009.........        1,000      1,109
  6.50%, Due 1/18/2011.........          400        450
  6.00%, Due 10/31/2033........          400        398
Credit Suisse First Boston,
  6.50%, Due 5/1/2008..........          500        553
First Tennessee Bank, NA,
  5.75%, Due 12/1/2008.........          475        515
FleetBoston Financial
  Corporation,
  3.85%, Due 2/15/2008.........          600        607
Fleet Norstar Financial Group,
  Incorporated,
  8.625%, Due 1/15/2007........          400        464
ING Bank, NV, 5.125%, Due
  5/1/2015, 144A (Note A)......          300        296
Inter-American Development
  Bank,
  5.375%, Due 11/18/2008.......        1,280      1,391
John Hancock Global Funding,
  3.75%, Due 9/30/2008.........          500        497
J P Morgan Chase & Company,
  6.75%, Due 8/15/2008.........          650        733
KeyCorp Limited, 4.625%, Due
  5/16/2005....................          335        349
PNC Funding Corporation,
  7.50%, Due 11/1/2009.........          525        616
Synovus Financial Corporation,
  4.875%, Due 2/15/2013........          300        294
US Bank, NA,
  5.70%, Due 12/15/2008........          675        732
  6.375%, Due 8/1/2011.........          700        778
Wachovia Corporation,
  4.95%, Due 11/1/2006.........          285        302
Washington Mutual Financial
  Corporation,
  6.875%, Due 5/15/2011........          425        477
Washington Mutual,
  Incorporated,
  4.375%, Due 1/15/2008........          400        410
Wells Fargo Bank, NA,
  6.45%, Due 2/1/2011..........          450        503
                                               --------
    TOTAL BANKS................                  16,192
                                               --------
FINANCE - 5.99%
Aegon, NV,
  8.00%, Due 8/15/2006.........          300        342
Allstate Corporation,
  2.50%, Due 6/20/2008, 144A
    (Note A)...................          300        284
American General Finance
  Corporation,
  5.375%, Due 9/1/2009.........          285        302

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Bear Stearns Companies,
  Incorporated,
  3.00%, Due 3/30/2006.........  $       500   $    506
  2.875%, Due 7/2/2008.........          300        289
Boeing Capital Corporation,
  5.40%, Due 11/30/2009........          650        671
Caterpillar Financial Services
  Corporation,
  2.50%, Due 10/3/2006.........          575        571
Cendant Corporation,
  6.875%, Due 8/15/2006........        1,015      1,115
Ford Motor Credit Company,
  6.50%, Due 1/25/2007.........          375        387
  7.375%, Due 10/28/2009.......        1,400      1,448
General Electric Capital
  Corporation,
  3.25%, Due 6/15/2009.........          630        608
  7.375%, Due 1/19/2010*.......          850        992
General Motors Acceptance
  Corporation,
  6.125%, Due 8/28/2007........          320        337
  7.25%, Due 3/2/2011..........        1,000      1,054
Goldman Sachs Group,
  Incorporated,
  7.35%, Due 10/1/2009.........          750        868
  4.75%, Due 7/15/2013.........          650        628
  5.25%, Due 10/15/2013........          500        501
Household Finance Corporation,
  5.75%, Due 1/30/2007.........          800        864
  7.875%, Due 3/1/2007.........          400        459
  6.375%, Due 11/27/2012.......          280        305
  4.75%, Due 7/15/2013.........          400        387
International Lease Finance
  Corporation,
  6.375%, Due 3/15/2009........        1,625      1,782
Liberty Mutual Corporation,
  7.875%, Due 10/15/2026, 144A
  (Note A).....................        1,500      1,432
MBNA Credit Card Master Trust,
  2.65%, Due 11/15/2010........          820        788
Merrill Lynch & Company,
  Incorporated,
  6.56%, Due 12/16/2007........          800        895
  3.125%, Due 7/15/2008........          555        542
Monumental Global Funding,
  3.85%, Due 3/3/2008, 144A
  (Note A).....................          800        804
Morgan Stanley Dean Witter &
  Company,
  6.10%, Due 4/15/2006.........          450        488
  4.34%, Due 6/13/2041.........          400        403
PHH Corporation,
  6.00%, Due 3/1/2008..........          300        321

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Prudential Financial,
  Incorporated,
  3.75%, Due 5/1/2008..........  $       485   $    483
  4.50%, Due 7/15/2013.........          325        310
SLM Corporation,
  2.00%, Due 3/15/2005.........       11,000     11,042
  3.95%, Due 8/15/2008.........          420        423
  5.125%, Due 8/27/2012........          800        804
Sprint Capital Corporation,
  7.90%, Due 3/15/2005.........          500        536
  6.125%, Due 11/15/2008.......          195        205
Travelers Property Casualty
  Corporation,
  5.00%, Due 3/15/2013.........          200        199
Verizon Global Funding
  Corporation,
  4.375%, Due 6/1/2013.........          400        373
                                               --------
    TOTAL FINANCE..............                  34,748
                                               --------
FOREIGN - 0.04%
United Mexican States, 7.50%,
  Due 4/8/2033.................          240        245
                                               --------
    TOTAL FOREIGN..............                     245
                                               --------
INDUSTRIAL - 6.14%
Akzo Nobel, Incorporated,
  6.00%, Due 11/15/2003, 144A
  (Note A).....................        2,880      2,884
Allstate Corporation,
  5.375, Due 12/1/2006.........          260        280
Anheuser Busch Companies,
  Incorporated,
  6.50%, Due 1/1/2028..........          522        563
AT&T Broadband Corporation,
  8.375%, Due 3/15/2013........          748        904
AT&T Wireless Services,
  Incorporated,
  7.35%, Due 3/1/2006..........          855        938
  8.125%, Due 5/1/2012.........          350        406
  8.75%, Due 3/1/2031..........          265        319
Atlantic Richfield Company,
  9.125%, Due 3/1/2011.........          425        548
AutoZone, Incorporated,
  4.375%, Due 6/1/2013.........          240        223
Bemis, Incorporated,
  6.70%, Due 7/1/2005..........        1,000      1,075
BHP Finance (USA) Limited,
  4.80%, Due 4/15/2013.........          300        298
Bunge Limited Financial
  Corporation,
  7.80%, Due 10/15/2012........          250        288
Campbell Soup Company,
  5.00%, Due 12/3/2012.........          240        243
Cargill, Incorporated,
  6.25%, Due 5/1/2006, 144A
  (Note A).....................        1,000      1,091

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Clear Channel Communications,
  4.25%, Due 5/15/2009.........  $       315   $    313
  5.75%, Due 1/15/2013.........          205        212
Comcast Cable Communications,
  7.625%, Due 2/15/2008........          200        225
  6.75%, Due 1/30/2011.........          255        282
Computer Sciences Corporation,
  3.50%, Due 4/15/2008.........          400        396
Conagra Foods, Incorporated,
  7.125%, Due 10/1/2026........          410        470
  7.00%, Due 10/1/2028.........          400        438
ConocoPhillips,
  3.625%, Due 10/15/2007.......          425        427
Continental Cablevision,
  Incorporated,
  8.30%, Due 5/15/2006.........          270        302
DaimlerChrysler North America,
  4.75%, Due 1/15/2008.........          970        969
  7.75%, Due 1/18/2011.........        1,000      1,105
John Deere Capital Corporation,
  4.125%, Due 7/15/2005........          410        424
Dell Computer Corporation,
  6.55%, Due 4/15/2008.........          400        446
Deutsche Telekom International,
  8.50%, Due 6/15/2010.........          280        337
Emerson Electric Company,
  5.00%, Due 12/15/2014........          240        240
General Motors Corporation,
  8.375%, Due 7/15/2033........          410        433
Harley Davidson Motorcycle,
  2.69%, Due 4/15/2011.........          610        605
Hershey Foods Corporation,
  6.95%, Due 3/1/2007..........        1,000      1,128
Hertz Corporation,
  4.70%, Due 10/2/2006.........          450        444
Hewlett Packard Company,
  5.75%, Due 12/15/2006........          470        508
International Business Machines
  Corporation,
  4.875%, Due 10/1/2006........          505        536
  4.75%, Due 11/29/2012........          400        400
Kroger Company,
  7.375%, Due 3/1/2005.........          450        481
Lockheed Martin Corporation,
  7.20%, Due 5/1/2036..........          600        702
Martin Marietta Material,
  Incorporated,
  6.90%, Due 8/15/2007.........          200        218
Norfolk Southern Corporation,
  7.05%, Due 5/1/2037..........          495        542
Northrop Grumman Corporation,
  7.125%, Due 2/15/2011........          905      1,040

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Occidental Petroleum
  Corporation,
  4.25%, Due 3/15/2010.........  $       395   $    394
  6.75%, Due 1/15/2012.........          400        450
Pepsi Bottling Group,
  Incorporated,
  7.00%, Due 3/1/2029..........          425        485
Reed Elsevier Capital,
  Incorporated,
  6.125%, Due 8/1/2006.........          615        671
Safeway, Incorporated,
  3.80%, Due 8/15/2005.........          300        306
Sara Lee Corporation,
  6.00%, Due 1/15/2008.........        1,200      1,302
Simon Property Group,
  7.625%, Due 5/15/2005, 144A
  (Note A).....................          750        810
Target Corporation,
  7.00%, Due 7/15/2031.........          450        508
Time Warner, Incorporated,
  7.625%, Due 4/15/2031........          250        279
Tyson Foods, Incorporated,
  6.625%, Due 10/1/2004........          340        353
Unilever Capital Corporation,
  7.125%, Due 11/1/2010........        2,000      2,316
Univision Communications,
  Incorporated,
  3.875%, Due 10/15/2008.......          365        361
Verizon Communications,
  Incorporated,
  6.36%, Due 4/15/2006.........          550        598
Verizon Virginia,
  4.625%, Due 3/15/2013........          600        574
Verizon Wireless Capital LLC,
  5.375%, Due 12/15/2006.......          420        449
Viacom, Incorporated,
  5.625%, Due 8/15/2012........          495        523
Vodafone Group plc,
  3.95%, Due 1/30/2008.........          400        405
Wal-Mart Stores, Incorporated,
  7.55%, Due 2/15/2030.........          450        553
The Walt Disney Company,
  5.375%, Due 6/1/2007.........          235        251
Weyerhaeuser Company,
  5.95%, Due 11/1/2008.........          340        364
                                               --------
    TOTAL INDUSTRIAL...........                  35,635
                                               --------
PHARMACEUTICAL - 0.17%
Bristol Myers Squibb Company,
  4.00%, Due 8/15/2008, 144A
  (Note A).....................          465        471
Wyeth Corporation,
  6.70%, Due 3/15/2011.........          450        506
                                               --------
    TOTAL PHARMACEUTICAL.......                     977
                                               --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
TRANSPORTATION - 0.43%
CNF Transportation,
  Incorporated,
  8.875%, Due 5/1/2010.........  $     1,850   $  1,967
Union Pacific Corporation,
  6.50%, Due 4/15/2012.........          450        499
                                               --------
    TOTAL TRANSPORTATION.......                   2,466
                                               --------
UTILITY - 0.69%
AEP Texas Central Company,
  6.65%, Due 2/15/2033.........          120        124
Appalachian Power Company,
  5.95%, Due 5/15/2033.........          120        112
Consolidated Natural Gas
  Company,
  6.875%, Due 10/15/2026.......          360        398
Devon Energy Corporation,
  2.75%, Due 8/1/2006..........          420        420
Dominion Resources,
  Incorporated,
  5.00%, Due 3/15/2013.........          210        208
Enterprise Products Partners
  LP,
  7.50%, Due 2/1/2011..........          230        265
FirstEnergy Corporation,
  6.45%, Due 11/15/2011........          180        191
Kerr-McGee Corporation,
  5.875%, Due 9/15/2006........          420        450
Marathon Oil Corporation,
  5.375%, Due 6/1/2007.........          260        278
MidAmerican Energy Holdings
  Company,
  3.50%, Due 5/15/2008.........          395        384
  5.875%, Due 10/01/2012.......          305        316
Oncor Electric Delivery
  Company,
  7.25%, Due 1/15/2033.........          155        174
Union Oil Company of
  California,
  7.90%, Due 4/18/2008.........          100        114
Xcel Energy, Incorporated,
  7.00%, Due 12/1/2010.........          500        562
                                               --------
    TOTAL UTILITY..............                   3,996
                                               --------
    TOTAL CORPORATE BONDS......                  94,259
                                               --------

                                   SHARES
                                 -----------
COMMON STOCK - 58.05%
CONSUMER DISCRETIONARY - 6.94%
AUTO COMPONENTS - 0.10%
Delphi Corporation.............       63,200        562
                                               --------
    TOTAL AUTO COMPONENTS......                     562
                                               --------
HOTELS, RESTAURANTS & LEISURE - 2.02%
Carnival Corporation...........       85,900      2,999

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Mandalay Resort Group..........       68,800   $  2,700
Park Place Entertainment
  Corporation+.................       81,200        779
Wendy's International,
  Incorporated.................       31,000      1,149
Yum Brands, Incorporated+......      120,500      4,114
                                               --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE..................                  11,741
                                               --------
HOUSEHOLD DURABLES - 1.38%
Centex Corporation.............       41,300      4,027
Fortune Brands, Incorporated...       27,300      1,779
Konnklijke Philips Electronics
  NV...........................       82,431      2,212
                                               --------
    TOTAL HOUSEHOLD DURABLES...                   8,018
                                               --------
LEISURE EQUIPMENT & PRODUCTS - 0.52%
Eastman Kodak Company..........      123,600      3,020
                                               --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS.................                   3,020
                                               --------
MULTILINE RETAIL - 2.69%
Federated Department Stores,
  Incorporated.................       57,500      2,734
May Department Stores
  Company......................       96,900      2,709
J.C. Penney Company,
  Incorporated.................      158,000      3,737
Sears Roebuck & Company........      121,800      6,410
                                               --------
    TOTAL MULTILINE RETAIL.....                  15,590
                                               --------
TEXTILES & APPAREL - 0.23%
Jones Apparel Group,
  Incorporated.................       18,600        642
Liz Claiborne, Incorporated....       18,000        664
                                               --------
    TOTAL TEXTILES & APPAREL...                   1,306
                                               --------
    TOTAL CONSUMER
      DISCRETIONARY............                  40,237
                                               --------
CONSUMER STAPLES - 4.64%
FOOD PRODUCTS - 1.75%
Albertson's, Incorporated*.....       80,000      1,623
Conagra, Incorporated..........      130,200      3,104
Dean Foods Company+............       35,000      1,059
Kraft Foods, Incorporated......       78,600      2,287
Sara Lee Company...............      103,574      2,064
                                               --------
    TOTAL FOOD PRODUCTS........                  10,137
                                               --------
TOBACCO - 2.89%
Altria Group, Incorporated.....      168,600      7,840
Gallaher Group, plc, ADR.......       64,400      2,573
Imperial Tobacco Group, plc,
  ADR..........................       94,800      3,150

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
UST, Incorporated..............       94,500   $  3,215
                                               --------
    TOTAL TOBACCO..............                  16,778
                                               --------
    TOTAL CONSUMER STAPLES.....                  26,915
                                               --------
ENERGY - 5.50%
ENERGY EQUIPMENT & SERVICES - 0.51%
Duke Energy Corporation........      161,900      2,938
                                               --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES.................                   2,938
                                               --------
OIL & GAS - 4.99%
BP plc, ADR....................       80,380      3,407
ChevronTexaco Corporation......       43,814      3,255
ConocoPhillips.................      122,688      7,012
Devon Energy Corporation.......       50,800      2,464
El Paso Corporation............       45,500        334
Equitable Resources,
  Incorporated.................       28,600      1,178
Kerr-McGee Corporation.........       14,000        581
Marathon Oil Corporation.......       26,500        784
Occidental Petroleum
  Corporation..................      131,400      4,633
Royal Dutch Petroleum
  Company......................       26,500      1,176
Sunoco, Incorporated...........       65,009      2,845
Teekay Shipping Corporation....       27,000      1,300
                                               --------
    TOTAL OIL & GAS............                  28,969
                                               --------
    TOTAL ENERGY...............                  31,907
                                               --------
FINANCIALS - 16.56%
BANKS - 6.16%
Bank of America Corporation....       88,111      6,673
Bank One Corporation...........       14,500        616
FleetBoston Financial
  Corporation..................       91,300      3,688
KeyCorp Limited................      124,500      3,517
PNC Financial Services Group,
  Incorporated.................       64,178      3,438
UnionBanCal Corporation........       28,700      1,555
U.S. Bancorp, Incorporated.....       88,860      2,419
Wachovia Corporation...........       86,000      3,945
Washington Mutual,
  Incorporated.................      153,500      6,716
Wells Fargo & Company..........       56,600      3,188
                                               --------
    TOTAL BANKS................                  35,755
                                               --------
DIVERSIFIED FINANCIALS - 5.18%
American Express Company.......       27,000      1,267
Bear Stearns Companies,
  Incorporated.................       22,300      1,700
Cinergy Corporation............        3,200        116
CIT Group, Incorporated........      112,400      3,779
Citigroup, Incorporated........      165,842      7,861
Federal National Mortgage
  Association..................       30,800      2,208
J P Morgan Chase & Company.....      145,650      5,229

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Merrill Lynch & Company,
  Incorporated.................       36,600   $  2,167
Morgan Stanley Dean Witter &
  Company......................       36,400      1,997
Principal Financial Group......       87,600      2,746
SLM Corporation................       24,300        952
                                               --------
    TOTAL DIVERSIFIED
      FINANCIALS...............                  30,022
                                               --------
INSURANCE - 5.22%
Ace Limited....................       61,600      2,218
Allmerica Financial
  Corporation+.................       31,400        836
Allstate Corporation...........      174,800      6,905
Hartford Financial Services
  Group, Incorporated..........       10,000        549
Loews Corporation..............       26,000      1,118
MetLife, Incorporated..........      181,580      5,702
MGIC Investments Corporation...       66,200      3,397
Prudential Financial,
  Incorporated.................       90,900      3,512
St. Paul Companies,
  Incorporated.................      100,000      3,813
XL Capital Limited.............       31,800      2,210
                                               --------
    TOTAL INSURANCE............                  30,260
                                               --------
    TOTAL FINANCIALS...........                  96,037
                                               --------
HEALTH CARE - 4.67%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.61%
Bausch & Lomb, Incorporated....       26,700      1,286
Baxter International,
  Incorporated.................       83,900      2,230
                                               --------
    TOTAL HEALTH CARE EQUIPMENT
      & SUPPLIES...............                   3,516
                                               --------
HEALTH CARE PROVIDERS & SERVICES - 2.10%
Aetna, Incorporated............       66,700      3,829
Cigna Corporation..............       23,700      1,352
HCA, Incorporated..............       32,400      1,239
Health Net, Incorporated+......       24,200        764
Tenet Healthcare Corporation+..      322,500      4,451
Wellpoint Health Networks,
  Incorporated+................        5,900        525
                                               --------
    TOTAL HEALTH CARE PROVIDERS
      & SERVICES...............                  12,160
                                               --------
PHARMACEUTICALS - 1.96%
Bristol-Myers Squibb Company...      193,700      4,914
Merck & Company,
  Incorporated.................       25,300      1,120
Pfizer, Incorporated...........       44,400      1,403
Schering Plough Corporation....      164,000      2,504
Wyeth Corporation..............       31,700      1,399
                                               --------
    TOTAL PHARMACEUTICALS......                  11,340
                                               --------
    TOTAL HEALTH CARE..........                  27,016
                                               --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
INDUSTRIALS - 8.32%
AEROSPACE & DEFENSE - 3.18%
Boeing Company.................      151,900   $  5,847
Honeywell International,
  Incorporated.................       94,600      2,896
Lockheed Martin Corporation....       30,600      1,418
Raytheon Company...............       86,000      2,277
Textron, Incorporated..........       76,500      3,801
United Technologies
  Corporation..................       26,000      2,202
                                               --------
    TOTAL AEROSPACE &
      DEFENSE..................                  18,441
                                               --------
COMMERCIAL SERVICES & SUPPLIES - 1.76%
Cendant Corporation+...........      271,200      5,541
Concord EFS, Incorporated+.....       31,000        331
Waste Management,
  Incorporated.................      167,079      4,331
                                               --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES.................                  10,203
                                               --------
ELECTRICAL EQUIPMENT - 0.85%
Emerson Electrical Company.....       87,100      4,943
                                               --------
    TOTAL ELECTRICAL
      EQUIPMENT................                   4,943
                                               --------
INDUSTRIAL CONGLOMERATES - 0.89%
Tyco International Limited.....      246,701      5,151
                                               --------
    TOTAL INDUSTRIAL
      CONGLOMERATES............                   5,151
                                               --------
MACHINERY - 0.81%
Caterpillar, Incorporated......       38,100      2,792
ITT Industries, Incorporated...       28,400      1,931
                                               --------
    TOTAL MACHINERY............                   4,723
                                               --------
TRANSPORTATION - 0.83%
Burlington Northern Santa Fe
  Corporation..................       85,500      2,474
CSX Corporation................       73,900      2,351
                                               --------
    TOTAL TRANSPORTATION.......                   4,825
                                               --------
    TOTAL INDUSTRIALS..........                  48,286
                                               --------
INFORMATION TECHNOLOGY - 3.57%
COMPUTERS & PERIPHERALS - 1.23%
Gateway, Incorporated+.........       89,100        449
Hewlett Packard Company........      142,800      3,186
International Business Machines
  Corporation..................       38,900      3,481
                                               --------
    TOTAL COMPUTERS &
      PERIPHERALS..............                   7,116
                                               --------
IT CONSULTING & SERVICES - 1.29%
Computer Sciences
  Corporation+.................       56,500      2,239
Electronic Data Systems
  Corporation..................      245,000      5,255
                                               --------
    TOTAL IT CONSULTING &
      SERVICES.................                   7,494
                                               --------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
OFFICE ELECTRONICS - 0.21%
IKON Office Solutions,
  Incorporated*................      142,800   $  1,199
                                               --------
    TOTAL OFFICE ELECTRONICS...                   1,199
                                               --------
SOFTWARE - 0.84%
Cadence Design Systems,
  Incorporated+................       65,000      1,000
Computer Associates
  International,
  Incorporated.................      164,700      3,874
                                               --------
    TOTAL SOFTWARE.............                   4,874
                                               --------
    TOTAL INFORMATION
      TECHNOLOGY...............                  20,683
                                               --------
MATERIALS - 3.67%
CHEMICALS - 1.99%
Air Products & Chemicals,
  Incorporated.................       25,500      1,158
Crompton Corporation...........      121,113        649
E. I. du Pont de Nemours &
  Company......................       28,500      1,151
Eastman Chemical Company.......       40,400      1,311
Hercules, Incorporated+........      128,400      1,342
Imperial Chemical Industries,
  plc, ADR.....................      108,300      1,414
Lyondell Chemical Company......      165,700      2,370
PPG Industries, Incorporated...       37,600      2,168
                                               --------
    TOTAL CHEMICALS............                  11,563
                                               --------
METALS & MINING - 0.50%
Alcoa, Incorporated............       92,396      2,917
                                               --------
    TOTAL METALS & MINING......                   2,917
                                               --------
PAPER & FOREST PRODUCTS - 1.18%
Plum Creek Timber Company,
  Incorporated.................       47,047      1,240
Sappi Limited, ADR.............      218,000      2,790
UPM Kymmene Corporation,
  ADR*.........................      106,200      1,995
Weyerhaeuser Company...........       13,800        831
                                               --------
    TOTAL PAPER & FOREST
      PRODUCTS.................                   6,856
                                               --------
    TOTAL MATERIALS............                  21,336
                                               --------
REAL ESTATE INVESTMENT TRUSTS - 0.35%
Equity Office Properties
  Trust........................       72,900      2,042
                                               --------
    TOTAL REAL ESTATE
      INVESTMENT TRUSTS........                   2,042
                                               --------
TELECOMMUNICATION SERVICES - 0.60%
SBC Communications,
  Incorporated.................       31,300        751
Verizon Communications,
  Incorporated.................       80,428      2,702
                                               --------
    TOTAL TELECOMMUNICATION
      SERVICES.................                   3,453
                                               --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
UTILITIES - 3.23%
ELECTRIC UTILITIES - 3.05%
American Electric Power
  Company, Incorporated........      222,200   $  6,264
Centerpoint Energy,
  Incorporated*................      132,600      1,301
DTE Energy Company.............       26,200        966
Entergy Corporation............       69,400      3,741
FirstEnergy Corporation........       54,700      1,881
Northeast Utilities............       54,800      1,032
Reliant Resources,
  Incorporated+................      144,956        717
The Southern Company...........       31,400        936
Teco Energy, Incorporated*.....       64,300        844
                                               --------
    TOTAL ELECTRIC UTILITIES...                  17,682
                                               --------
MULTI-UTILITIES - 0.18%
Scana Corporation..............       30,644      1,051
                                               --------
    TOTAL MULTI-UTILITIES......                   1,051
                                               --------
    TOTAL UTILITIES............                  18,733
                                               --------
    TOTAL COMMON STOCK.........                 336,645
                                               --------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
SHORT-TERM INVESTMENTS - 15.24%
UNITED STATES TREASURY BILLS - 0.70%
1.00%, Due 12/11/2003 (Note
  B)...........................  $     4,050   $  4,046
                                               --------
    TOTAL UNITED STATES
      TREASURY BILLS...........                   4,046
                                               --------

                                   SHARES
                                 -----------
OTHER SHORT-TERM INVESTMENTS - 14.54%
American AAdvantage Money
  Market Select Fund...........   71,941,241     71,941
AMR Investments Enhanced Yield
  Business Trust...............   12,493,430     12,493
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS..............                  84,434
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS..............                  88,480
                                               --------
TOTAL INVESTMENTS - 106.78%
  (COST $564,625)..............                 619,308
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (6.78%).............                 (39,334)
                                               --------
TOTAL NET ASSETS - 100%........                $579,974
                                               ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,072 or 1.39% of net assets.

(B) At October 31, 2003, securities held as collateral for open futures contracts.

* - All or a portion of this security is on loan at October 31, 2003. See Note
4.

+ - non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2003
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
COMMON STOCK - 92.67%
CONSUMER DISCRETIONARY - 11.11%
AUTO COMPONENTS - 0.15%
Delphi Corporation..............     107,100    $    953
                                                --------
    TOTAL AUTO COMPONENTS.......                     953
                                                --------
HOTELS, RESTAURANTS & LEISURE - 2.77%
Carnival Corporation............     112,300       3,920
Mandalay Resort Group*..........      99,200       3,894
Park Place Entertainment
  Corporation+..................     133,700       1,284
Wendy's International,
  Incorporated..................      49,800       1,845
Yum Brands, Incorporated+.......     202,600       6,917
                                                --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE...................                  17,860
                                                --------
HOUSEHOLD DURABLES - 2.42%
Centex Corporation..............      69,600       6,786
Fortune Brands, Incorporated....      42,700       2,782
Konnklijke Philips Electronics
  NV............................     110,666       2,970
Matsushita Electric Industrial
  Company Limited, ADR..........     115,000       1,509
Newell Rubbermaid,
  Incorporated..................      68,300       1,557
                                                --------
    TOTAL HOUSEHOLD DURABLES....                  15,604
                                                --------
LEISURE EQUIPMENT & PRODUCTS - 0.74%
Eastman Kodak Company*..........     195,700       4,781
                                                --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS..................                   4,781
                                                --------
MEDIA - 0.52%
Clear Channel Communications,
  Incorporated+.................      40,000       1,633
Liberty Media Corporation+......     173,000       1,746
                                                --------
    TOTAL MEDIA.................                   3,379
                                                --------
MULTILINE RETAIL - 4.20%
Federated Department Stores,
  Incorporated..................      77,900       3,704
May Department Stores Company...     135,900       3,800
J.C. Penney Company,
  Incorporated..................     348,400       8,240
Sears Roebuck & Company.........     206,600      10,873
Target Corporation..............      10,000         397
                                                --------
    TOTAL MULTILINE RETAIL......                  27,014
                                                --------
TEXTILES & APPAREL - 0.31%
Jones Apparel Group,
  Incorporated..................      31,600       1,090

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Liz Claiborne, Incorporated.....      25,000    $    922
                                                --------
    TOTAL TEXTILES & APPAREL....                   2,012
                                                --------
    TOTAL CONSUMER
      DISCRETIONARY.............                  71,603
                                                --------
CONSUMER STAPLES - 8.14%
FOOD & DRUG RETAILING - 0.43%
Albertson's, Incorporated*......     135,600       2,751
                                                --------
    TOTAL FOOD & DRUG
      RETAILING.................                   2,751
                                                --------
FOOD PRODUCTS - 2.63%
Archer-Daniels-Midland
  Company*......................     131,000       1,880
Conagra, Incorporated...........     189,100       4,508
Dean Foods Company+.............      57,100       1,727
Kellogg Company.................      53,000       1,756
Kraft Foods, Incorporated.......     133,400       3,882
Sara Lee Company................     160,328       3,195
                                                --------
    TOTAL FOOD PRODUCTS.........                  16,948
                                                --------
HOUSEHOLD PRODUCTS - 0.26%
Kimberly Clark Corporation......      32,000       1,690
                                                --------
    TOTAL HOUSEHOLD PRODUCTS....                   1,690
                                                --------
PERSONAL PRODUCTS - 0.36%
Gillette Company................      72,000       2,297
                                                --------
    TOTAL PERSONAL PRODUCTS.....                   2,297
                                                --------
TOBACCO - 4.46%
Altria Group, Incorporated......     300,700      13,983
Gallaher Group, plc, ADR........      79,800       3,188
Imperial Tobacco Group, plc,
  ADR...........................     188,900       6,277
UST, Incorporated...............     154,800       5,266
                                                --------
    TOTAL TOBACCO...............                  28,714
                                                --------
    TOTAL CONSUMER STAPLES......                  52,400
                                                --------
ENERGY - 7.59%
ENERGY EQUIPMENT & SERVICES - 0.28%
Weatherford International
  Limited+*.....................      51,000       1,772
                                                --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES..................                   1,772
                                                --------
OIL & GAS - 7.31%
BP plc, ADR.....................     109,136       4,625
ChevronTexaco Corporation.......      69,781       5,185
ConocoPhillips..................     212,022      12,117
Devon Energy Corporation........      79,900       3,875
El Paso Corporation*............      53,300         391
Equitable Resources,
  Incorporated..................      36,100       1,487
Kerr-McGee Corporation..........      19,000         789
Marathon Oil Corporation........      35,700       1,056

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Occidental Petroleum
  Corporation...................     222,900    $  7,859
Royal Dutch Petroleum Company...      48,100       2,135
Sunoco, Incorporated............     108,805       4,761
Teekay Shipping Corporation*....      58,100       2,796
                                                --------
    TOTAL OIL & GAS.............                  47,076
                                                --------
    TOTAL ENERGY................                  48,848
                                                --------
FINANCIALS - 25.47%
BANKS - 9.18%
Bank of America Corporation.....     121,903       9,232
Bank One Corporation............      24,600       1,044
Comerica, Incorporated..........      31,000       1,596
FleetBoston Financial
  Corporation...................     103,400       4,176
KeyCorp Limited.................     192,300       5,432
Mitsubishi Tokyo Financial
  Group, Incorporated, ADR*.....     237,000       1,740
PNC Financial Services Group,
  Incorporated..................     123,827       6,633
UnionBanCal Corporation.........      48,700       2,638
U.S. Bancorp, Incorporated......     126,060       3,431
Wachovia Corporation............     114,000       5,229
Washington Mutual,
  Incorporated..................     228,700      10,006
Wells Fargo & Company*..........     141,200       7,952
                                                --------
    TOTAL BANKS.................                  59,109
                                                --------
DIVERSIFIED FINANCIALS - 7.58%
American Express Company........      36,500       1,713
Bear Stearns Companies,
  Incorporated..................      33,000       2,516
Charles Schwab Corporation......     100,000       1,356
CIT Group, Incorporated.........     190,600       6,408
Citigroup, Incorporated.........     239,638      11,359
Federal National Mortgage
  Association...................      40,600       2,911
Ing Groep NV, ADR...............     110,417       2,301
J P Morgan Chase & Company......     211,142       7,580
Merrill Lynch & Company,
  Incorporated..................      58,800       3,481
Morgan Stanley Dean Witter &
  Company.......................      53,500       2,936
Principal Financial Group,
  Incorporated..................     148,500       4,655
SLM Corporation.................      39,900       1,562
                                                --------
    TOTAL DIVERSIFIED
      FINANCIALS................                  48,778
                                                --------
INSURANCE - 8.71%
Ace Limited.....................     103,800       3,737
Allmerica Financial
  Corporation+..................      46,800       1,246
Allstate Corporation............     298,328      11,784
American International Group,
  Incorporated..................       8,000         487
Chubb Corporation...............      34,000       2,272
Cincinnati Financial
  Corporation...................      63,000       2,578
Hartford Financial Services
  Group, Incorporated...........      17,400         955

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Loews Corporation...............      42,000    $  1,806
MetLife, Incorporated...........     316,000       9,922
MGIC Investments Corporation....     107,700       5,526
Prudential Financial,
  Incorporated..................     153,800       5,943
St. Paul Companies,
  Incorporated..................     160,300       6,112
XL Capital Limited..............      53,400       3,711
                                                --------
    TOTAL INSURANCE.............                  56,079
                                                --------
    TOTAL FINANCIALS............                 163,966
                                                --------
HEALTH CARE - 7.16%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.29%
Alcon, Incorporated*............      36,000       1,984
C. R. Bard, Incorporated........       6,000         480
Bausch & Lomb, Incorporated.....      45,300       2,182
Baxter International,
  Incorporated..................     137,900       3,665
                                                --------
    TOTAL HEALTH CARE EQUIPMENT
      & SUPPLIES................                   8,311
                                                --------
HEALTH CARE PROVIDERS & SERVICES - 3.03%
Aetna, Incorporated.............     112,600       6,464
Cigna Corporation...............      35,500       2,025
HCA, Incorporated...............      55,100       2,108
Health Net, Incorporated+.......      37,100       1,172
Tenet Healthcare Corporation+...     502,400       6,933
Wellpoint Health Networks,
  Incorporated+.................       8,700         773
                                                --------
    TOTAL HEALTH CARE PROVIDERS
      & SERVICES................                  19,475
                                                --------
PHARMACEUTICALS - 2.84%
Astrazeneca, plc, ADR*..........      48,000       2,289
Bristol-Myers Squibb Company....     258,400       6,556
Merck & Company, Incorporated...      38,000       1,682
Pfizer, Incorporated............      57,300       1,811
Schering Plough Corporation.....     267,700       4,088
Wyeth Corporation...............      42,700       1,885
                                                --------
    TOTAL PHARMACEUTICALS.......                  18,311
                                                --------
    TOTAL HEALTH CARE...........                  46,097
                                                --------
INDUSTRIALS - 13.43%
AEROSPACE & DEFENSE - 3.30%
Boeing Company..................     258,200       9,938
L3 Communications Holding
  Corporation+*.................      40,000       1,870
Lockheed Martin Corporation.....      51,900       2,406
Raytheon Company................     155,900       4,128
United Technologies
  Corporation...................      34,100       2,888
                                                --------
    TOTAL AEROSPACE & DEFENSE...                  21,230
                                                --------
COMMERCIAL SERVICES & SUPPLIES - 2.89%
Cendant Corporation+............     511,000      10,440
Concord EFS, Incorporated+......      46,200         494
Deluxe Corporation..............       9,300         375

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Waste Management, Incorporated..     280,695    $  7,276
                                                --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES..................                  18,585
                                                --------
ELECTRICAL EQUIPMENT - 1.44%
Emerson Electrical Company......     126,900       7,202
Molex, Incorporated*............      78,000       2,068
                                                --------
    TOTAL ELECTRICAL
      EQUIPMENT.................                   9,270
                                                --------
INDUSTRIAL CONGLOMERATES - 3.53%
3M Company......................      26,000       2,051
Honeywell International,
  Incorporated..................     177,300       5,427
Textron, Incorporated...........      99,200       4,929
Tyco International Limited......     493,100      10,296
                                                --------
    TOTAL INDUSTRIAL
      CONGLOMERATES.............                  22,703
                                                --------
MACHINERY - 1.09%
Caterpillar, Incorporated.......      52,900       3,877
ITT Industries, Incorporated....      46,500       3,162
                                                --------
    TOTAL MACHINERY.............                   7,039
                                                --------
TRANSPORTATION - 1.18%
Burlington Northern Santa Fe
  Corporation...................     133,500       3,863
CSX Corporation.................     117,700       3,745
                                                --------
    TOTAL TRANSPORTATION........                   7,608
                                                --------
    TOTAL INDUSTRIALS...........                  86,435
                                                --------
INFORMATION TECHNOLOGY - 6.95%
COMMUNICATIONS EQUIPMENT - 0.54%
Lucent Technologies,
  Incorporated+*................     550,000       1,760
Motorola, Incorporated..........     128,000       1,732
                                                --------
    TOTAL COMMUNICATIONS
      EQUIPMENT.................                   3,492
                                                --------
COMPUTERS & PERIPHERALS - 2.36%
Apple Computer, Incorporated+...      98,000       2,243
Gateway, Incorporated+..........     151,100         762
Hewlett Packard Company.........     186,200       4,154
International Business Machines
  Corporation...................      69,400       6,210
NCR Corporation+*...............      51,000       1,833
                                                --------
    TOTAL COMPUTERS &
      PERIPHERALS...............                  15,202
                                                --------
IT CONSULTING & SERVICES - 1.83%
Computer Sciences Corporation+..      71,800       2,845
Electronic Data Systems
  Corporation...................     415,200       8,906
                                                --------
    TOTAL IT CONSULTING &
      SERVICES..................                  11,751
                                                --------
OFFICE ELECTRONICS - 0.63%
IKON Office Solutions,
  Incorporated*.................     287,500       2,415

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Xerox Corporation+*.............     156,000    $  1,638
                                                --------
    TOTAL OFFICE ELECTRONICS....                   4,053
                                                --------
SOFTWARE - 1.59%
Autodesk, Incorporated*.........     110,000       2,118
Cadence Design Systems,
  Incorporated+.................     101,400       1,561
Computer Associates
  International, Incorporated...     279,100       6,564
                                                --------
    TOTAL SOFTWARE..............                  10,243
                                                --------
    TOTAL INFORMATION
      TECHNOLOGY................                  44,741
                                                --------
MATERIALS - 5.19%
CHEMICALS - 3.17%
Air Products & Chemicals,
  Incorporated*.................      75,200       3,415
Crompton Corporation............     209,808       1,125
Cytec Industries,
  Incorporated+.................      60,000       2,095
E. I. du Pont de Nemours &
  Company.......................      42,700       1,725
Hercules, Incorporated+.........     173,400       1,812
Imperial Chemical Industries,
  plc, ADR......................     156,900       2,049
Lyondell Chemical Company.......     237,700       3,399
Millennium Chemicals,
  Incorporated+.................     117,100       1,173
PPG Industries, Incorporated....      62,700       3,615
                                                --------
    TOTAL CHEMICALS.............                  20,408
                                                --------
METALS & MINING - 0.74%
Alcoa, Incorporated.............     151,168       4,772
                                                --------
    TOTAL METALS & MINING.......                   4,772
                                                --------
PAPER & FOREST PRODUCTS - 1.28%
Sappi Limited, ADR..............     337,000       4,314
UPM Kymmene Corporation, ADR*...     134,000       2,518
Weyerhaeuser Company............      23,100       1,391
                                                --------
    TOTAL PAPER & FOREST
      PRODUCTS..................                   8,223
                                                --------
    TOTAL MATERIALS.............                  33,403
                                                --------
REAL ESTATE INVESTMENT TRUSTS - 0.83%
Equity Office Properties
  Trust.........................     122,500       3,431
Plum Creek Timber Company,
  Incorporated..................      72,043       1,898
                                                --------
    TOTAL REAL ESTATE INVESTMENT
      TRUSTS....................                   5,329
                                                --------
TELECOMMUNICATION SERVICES - 1.45%
DIVERSIFIED TELECOMMUNICATION - 1.16%
SBC Communications,
  Incorporated*.................     120,400       2,887
Verizon Communications,
  Incorporated..................     136,346       4,581
                                                --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION.........                   7,468
                                                --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
WIRELESS TELECOMMUNICATION - 0.29%
Vodafone Group, plc, ADR*.......      89,000    $  1,882
                                                --------
    TOTAL WIRELESS
      TELECOMMUNICATION.........                   1,882
                                                --------
    TOTAL TELECOMMUNICATION
      SERVICES..................                   9,350
                                                --------
UTILITIES - 5.35%
ELECTRIC UTILITIES - 4.46%
American Electric Power Company,
  Incorporated..................     348,900       9,835
Centerpoint Energy,
  Incorporated*.................     217,700       2,136
Cinergy Corporation.............       5,400         196
DTE Energy Company..............      45,300       1,671
Entergy Corporation.............     115,000       6,198
FirstEnergy Corporation.........      92,600       3,185
Northeast Utilities.............      92,200       1,737
Reliant Resources,
  Incorporated+.................     238,147       1,179
The Southern Company............      51,600       1,538
Teco Energy, Incorporated*......      77,500       1,018
                                                --------
    TOTAL ELECTRIC UTILITIES....                  28,693
                                                --------
MULTI-UTILITIES - 0.89%
Duke Energy Corporation.........     219,500       3,984
Scana Corporation...............      51,602       1,769
                                                --------
    TOTAL MULTI-UTILITIES.......                   5,753
                                                --------
    TOTAL UTILITIES.............                  34,446
                                                --------
    TOTAL COMMON STOCK..........                 596,618
                                                --------

                                      PAR
                                    AMOUNT        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
SHORT-TERM INVESTMENTS - 12.22%
U.S. TREASURY BILLS - 0.50%
1.00%, Due 12/11/2003 (Note
  A)............................  $    3,230    $  3,227
                                                --------
    TOTAL U.S. TREASURY BILLS...                   3,227
                                                --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 11.72%
American AAdvantage Money Market
  Select Fund...................  67,291,457     67,291
AMR Investments Enhanced Yield
  Business Trust................   8,024,136      8,024
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                 75,315
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                 78,542
                                               --------
TOTAL INVESTMENTS - 104.89%
  (COST $596,321)...............                675,160
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (4.89%)..............                (31,448)
                                               --------
TOTAL NET ASSETS - 100%.........               $643,712
                                               ========

---------------

(A) At October 31, 2003, security held as collateral for open futures contracts.

* - All or a portion of this security is on loan at October 31, 2003. See Note 4

+ - non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2003
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                     ---------    ---------
                                     (DOLLARS IN THOUSANDS)
COMMON STOCK - 98.13%
CONSUMER DISCRETIONARY - 18.01%
AUTO COMPONENTS - 0.31%
Autoliv, Incorporated..............     2,200      $    73
Johnson Controls, Incorporated.....       400           43
Lear Corporation+..................       600           35
                                                   -------
    TOTAL AUTO COMPONENTS..........                    151
                                                   -------
AUTOMOBILES - 1.62%
AutoNation, Incorporated+..........    11,400          213
Ford Motor Company.................     3,300           40
Harley Davidson, Incorporated......    11,400          540
                                                   -------
    TOTAL AUTOMOBILES..............                    793
                                                   -------
HOTELS, RESTAURANTS & LEISURE - 0.80%
Carnival Corporation...............       100            3
CBRL Group, Incorporated...........     2,400           93
GTECH Holdings Corporation.........       900           40
McDonald's Corporation.............     4,500          113
Yum Brands, Incorporated+..........     4,200          143
                                                   -------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE......................                    392
                                                   -------
INTERNET & CATALOG RETAIL - 1.89%
Amazon.com, Incorporated+..........     7,000          381
Ebay, Incorporated+................     9,000          503
MSC Industrial Direct Company,
  Incorporated.....................     1,700           40
                                                   -------
    TOTAL INTERNET & CATALOG
      RETAIL.......................                    924
                                                   -------
LEISURE EQUIPMENT & PRODUCTS - 0.36%
Mattel, Incorporated...............     9,100          176
                                                   -------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS.....................                    176
                                                   -------
HOUSEHOLD DURABLES - 0.87%
Centex Corporation.................     1,000           98
NVR, Incorporated+.................        50           24
Whirlpool Corporation..............     4,300          303
                                                   -------
    TOTAL HOUSEHOLD DURABLES.......                    425
                                                   -------
MEDIA - 3.87%
Comcast Corporation, Class A Common
  Stock+...........................     4,300          146
Cox Communications, Incorporated+..       700           24
Cox Radio, Incorporated+...........     3,100           69
Fox Entertainment Group,
  Incorporated+....................    11,900          330
Gannett Company, Incorporated......     1,100           93
General Motors Corporation+........       700           12
Hearst-Argyle Television,
  Incorporated+....................     1,100           27
Liberty Media Corporation+.........     4,300           43
McGraw Hill Companies,
  Incorporated.....................       400           27
The E. W. Scripps Company..........     2,100          195

                                      SHARES        VALUE
                                     ---------    ---------
                                     (DOLLARS IN THOUSANDS)
Time Warner, Incorporated+.........     9,700      $   148
Tribune Company....................     1,700           83
Viacom, Incorporated...............    14,000          558
The Walt Disney Company............     6,200          140
                                                   -------
    TOTAL MEDIA....................                  1,895
                                                   -------
MULTILINE RETAIL - 4.04%
Dollar General Corporation.........     5,000          112
Family Dollar Stores,
  Incorporated.....................     1,400           61
Federated Department Stores,
  Incorporated.....................       700           33
Kohl's Corporation+................     3,800          213
Target Corporation.................     5,000          199
Wal-Mart Stores, Incorporated......    23,000        1,356
                                                   -------
    TOTAL MULTILINE RETAIL.........                  1,974
                                                   -------
SPECIALTY RETAIL - 3.61%
Abercrombie and Fitch Company+.....     4,300          123
Bed Bath & Beyond, Incorporated+...       800           34
Best Buy Company, Incorporated+....     3,200          187
Blockbuster, Incorporated..........     1,600           31
Gap Inc............................     5,400          103
Home Depot, Incorporated...........    15,400          571
Lowe's Companies, Incorporated.....     4,900          289
Staples, Incorporated+.............    16,000          429
                                                   -------
    TOTAL SPECIALTY RETAIL.........                  1,767
                                                   -------
TEXTILES & APPAREL - 0.64%
Coach, Incorporated+...............       800           28
Jones Apparel Group, Incorporated..     3,600          124
Nike, Incorporated.................     2,500          160
                                                   -------
    TOTAL TEXTILES & APPAREL.......                    312
                                                   -------
    TOTAL CONSUMER DISCRETIONARY...                  8,809
                                                   -------
CONSUMER STAPLES - 10.03%
BEVERAGES - 1.80%
Coca Cola Company..................    18,500          858
PepsiCo, Incorporated..............       500           24
                                                   -------
    TOTAL BEVERAGES................                    882
                                                   -------
FOOD & DRUG RETAILING - 1.48%
CVS Corporation....................     5,100          179
Sysco Corporation..................    14,800          498
Walgreen Company...................     1,400           49
                                                   -------
    TOTAL FOOD & DRUG RETAILING....                    726
                                                   -------
FOOD PRODUCTS - 2.00%
Archer-Daniels-Midland Company.....    24,000          344
Kraft Foods, Incorporated..........    10,300          300
Tyson Foods, Incorporated..........    23,400          334
                                                   -------
    TOTAL FOOD PRODUCTS............                    978
                                                   -------
HOUSEHOLD PRODUCTS - 2.70%
Black & Decker Corporation.........       400           19
Boise Cascade Corporation..........       800           22

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                     ---------    ---------
                                     (DOLLARS IN THOUSANDS)
Procter & Gamble Company...........    13,000      $ 1,278
                                                   -------
    TOTAL HOUSEHOLD PRODUCTS.......                  1,319
                                                   -------
PERSONAL PRODUCTS - 1.28%
Gillette Company...................    19,700          628
                                                   -------
    TOTAL PERSONAL PRODUCTS........                    628
                                                   -------
TOBACCO - 0.77%
Altria Group, Incorporated.........     5,300          246
R.J. Reynolds Tobacco Holdings,
  Incorporated.....................     2,700          130
                                                   -------
    TOTAL TOBACCO..................                    376
                                                   -------
    TOTAL CONSUMER STAPLES.........                  4,909
                                                   -------
ENERGY - 1.95%
ENERGY EQUIPMENT & SERVICES - 1.25%
Baker Hughes, Incorporated.........       600           17
Cooper Cameron Corporation+........     2,800          120
Halliburton Company................     4,700          112
Pride International,
  Incorporated+....................     4,400           72
Rowan Companies, Incorporated+.....       300            7
Transocean, Incorporated+..........    14,800          284
                                                   -------
    TOTAL ENERGY EQUIPMENT &
      SERVICES.....................                    612
                                                   -------
OIL & GAS - 0.70%
Anadarko Petroleum Corporation.....       300           13
ConocoPhillips.....................       800           46
Kinder Morgan, Incorporated........       400           21
Sunoco, Incorporated...............     6,000          263
                                                   -------
    TOTAL OIL & GAS................                    343
                                                   -------
    TOTAL ENERGY...................                    955
                                                   -------
FINANCIALS - 8.46%
BANKS - 0.87%
Bank of America Corporation........       400           30
FleetBoston Financial
  Corporation......................       300           12
Greenpoint Financial Corporation...     2,550           79
Hudson City Bancorp, Incorporated..     3,200          111
SunTrust Banks, Incorporated.......       400           27
U.S. Bancorp, Incorporated.........     6,000          163
Washington Mutual, Incorporated....       100            4
                                                   -------
    TOTAL BANKS....................                    426
                                                   -------
DIVERSIFIED FINANCIALS - 5.69%
AmeriCredit Corporation+*..........    18,200          244
Capital One Financial
  Corporation......................     1,800          109
CIT Group, Incorporated............     1,300           44
Citigroup, Incorporated............       600           28
Countrywide Financial Corporation..     3,200          336
E*Trade Group, Incorporated+.......     5,300           55
Federal Home Loan Mortgage
  Corporation......................     3,800          213
Federal National Mortgage
  Corporation......................     1,700          122
Goldman Sachs Group, Incorporated..     1,000           94
J P Morgan Chase & Company.........     9,300          334

                                      SHARES        VALUE
                                     ---------    ---------
                                     (DOLLARS IN THOUSANDS)
Janus Capital Group,
  Incorporated.....................       100      $     1
MBNA Corporation...................    16,900          418
Moody's Corporation................     5,700          330
Morgan Stanley Dean Witter &
  Company..........................     2,100          115
Nuveen Investments, Incorporated...     1,800           50
SLM Corporation....................     7,400          290
                                                   -------
    TOTAL DIVERSIFIED FINANCIALS...                  2,783
                                                   -------
INSURANCE - 1.85%
Allstate Corporation...............     2,200           87
Ambac Financial Group,
  Incorporated.....................     6,100          432
Aon Corporation....................       200            4
Hartford Financial Services Group,
  Incorporated.....................       800           44
The Progressive Corporation........       200           15
Protective Life Corporation........       100            3
Prudential Financial,
  Incorporated.....................     8,300          321
                                                   -------
    TOTAL INSURANCE................                    906
                                                   -------
REAL ESTATE - 0.05%
CarrAmerica Realty Corporation.....       800           24
                                                   -------
    TOTAL REAL ESTATE..............                     24
                                                   -------
    TOTAL FINANCIALS...............                  4,139
                                                   -------
HEALTH CARE - 23.30%
BIOTECHNOLOGY - 4.17%
Amgen, Incorporated+...............    17,352        1,072
Genentech, Incorporated+...........     4,100          336
Gilead Sciences, Incorporated+.....     9,100          497
Human Genome Sciences,
  Incorporated+....................     2,900           40
MedImmune, Incorporated+...........     3,600           96
                                                   -------
    TOTAL BIOTECHNOLOGY............                  2,041
                                                   -------
HEALTH CARE EQUIPMENT & SUPPLIES - 5.19%
Baxter International,
  Incorporated.....................     5,800          154
Becton Dickinson & Company.........     1,600           58
Boston Scientific Corporation+.....     6,900          467
Guidant Corporation................    16,100          821
Medtronic, Incorporated............    12,900          588
St. Jude Medical, Incorporated+....       400           23
Zimmer Holdings, Incorporated+.....     6,700          428
                                                   -------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES.....................                  2,539
                                                   -------
HEALTH CARE PROVIDERS & SERVICES - 2.91%
Aetna, Incorporated................     5,100          293
Anthem, Incorporated+..............     3,300          226
Cardinal Health, Incorporated......       500           30
Cigna Corporation..................       800           46
HCA, Incorporated..................       300           11
Health Net, Incorporated+..........     6,600          208
IMS Health, Incorporated...........     1,900           45
Manor Care, Incorporated...........     2,400           80
McKesson HBOC, Incorporated........    10,900          330

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                     ---------    ---------
                                     (DOLLARS IN THOUSANDS)
Unitedhealth Group, Incorporated...     3,100      $   158
                                                   -------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES.....................                  1,427
                                                   -------
PHARMACEUTICALS - 11.03%
Abbott Laboratories................     6,400          273
Allergan, Incorporated.............     1,000           76
American Pharmaceutical Partners,
  Incorporated+*...................     5,600          136
Bristol-Myers Squibb Company.......     4,800          122
Eli Lilly & Company................     8,900          593
Endo Pharmaceuticals Holdings,
  Incorporated+....................     8,700          142
Forest Laboratories,
  Incorporated+....................     7,500          375
Johnson & Johnson..................    11,600          584
Medco Health Solutions,
  Incorporated+....................       277            9
Merck & Company, Incorporated......     4,700          208
Mylan Laboratories, Incorporated...    13,200          319
Perrigo Company....................     1,500           20
Pfizer, Incorporated...............    62,960        1,990
Wyeth Corporation..................    12,500          552
                                                   -------
    TOTAL PHARMACEUTICALS..........                  5,399
                                                   -------
    TOTAL HEALTH CARE..............                 11,406
                                                   -------
INDUSTRIALS - 9.00%
AEROSPACE & DEFENSE - 1.10%
Lockheed Martin Corporation........     4,600          213
Northrop Grumman Corporation.......       100            9
Raytheon Company...................     1,900           50
Rockwell Collins, Incorporated.....     2,500           69
United Technologies Corporation....     2,300          195
                                                   -------
    TOTAL AEROSPACE & DEFENSE......                    536
                                                   -------
COMMERCIAL SERVICES & SUPPLIES - 1.52%
Cintas Corporation.................       200            9
Concord EFS, Incorporated+.........     1,700           18
Convergys Corporation+.............     9,200          148
First Data Corporation.............    10,100          361
ITT Educational Services,
  Incorporated+....................     2,100          105
United Parcel Service,
  Incorporated.....................     1,000           73
Waste Management, Incorporated.....     1,300           34
                                                   -------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES.....................                    748
                                                   -------
CONSTRUCTION & ENGINEERING - 0.14%
American Standard Companies,
  Incorporated+....................       100           10
Masco Corporation..................     2,100           58
                                                   -------
    TOTAL CONSTRUCTION &
      ENGINEERING..................                     68
                                                   -------
INDUSTRIAL CONGLOMERATES - 5.94%
3M Company.........................     4,500          355
General Electric Company...........    77,800        2,257

                                      SHARES        VALUE
                                     ---------    ---------
                                     (DOLLARS IN THOUSANDS)
Tyco International Limited.........    14,000      $   292
                                                   -------
    TOTAL INDUSTRIAL
      CONGLOMERATES................                  2,904
                                                   -------
MACHINERY - 0.03%
Eaton Corporation..................       100           10
SPX Corporation+...................       100            5
                                                   -------
    TOTAL MACHINERY................                     15
                                                   -------
TRANSPORTATION - 0.27%
Norfolk Southern Corporation.......     1,500           30
Overseas Shipholding Group,
  Incorporated.....................     3,800          104
                                                   -------
    TOTAL TRANSPORTATION...........                    134
                                                   -------
    TOTAL INDUSTRIALS..............                  4,405
                                                   -------
INFORMATION TECHNOLOGY - 24.85%
COMMUNICATIONS EQUIPMENT - 3.31%
Avaya, Incorporated+...............     3,900           50
Cisco Systems, Incorporated+.......    56,000        1,175
Corning, Incorporated+.............     2,600           29
Juniper Networks, Incorporated+*...     6,300          113
Lucent Technologies,
  Incorporated+....................     1,200            4
Qualcomm, Incorporated.............     5,200          247
                                                   -------
    TOTAL COMMUNICATIONS
      EQUIPMENT....................                  1,618
                                                   -------
COMPUTERS & PERIPHERALS - 4.05%
Dell, Incorporated+................    23,600          852
EMC Corporation+...................     4,900           68
Hewlett Packard Company............     4,000           89
International Business Machines
  Corporation......................     2,700          242
Lexmark International,
  Incorporated+....................     1,700          125
NCR Corporation+...................     3,900          140
Network Appliance, Incorporated+...     5,700          141
SanDisk Corporation+...............     4,000          322
                                                   -------
    TOTAL COMPUTERS &
      PERIPHERALS..................                  1,979
                                                   -------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.20%
Arrow Electronics, Incorporated+...     1,100           23
Avnet, Incorporated+...............     1,400           27
Intersil Corporation+..............       700           18
Thermo Electron Corporation+.......     1,400           31
                                                   -------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS..................                     99
                                                   -------
INTERNET SOFTWARE & SERVICES - 0.10%
Electronic Arts, Incorporated+.....       500           50
                                                   -------
    TOTAL INTERNET SOFTWARE &
      SERVICES.....................                     50
                                                   -------
IT CONSULTING & SERVICES - 1.49%
Accenture Limited+.................    12,700          297
Affiliated Computer Services,
  Incorporated+....................       300           15
BearingPoint, Incorporated+........     3,700           35

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                     ---------    ---------
                                     (DOLLARS IN THOUSANDS)
Computer Sciences Corporation+.....     4,300      $   170
SunGard Data Systems,
  Incorporated+....................     7,500          210
                                                   -------
    TOTAL IT CONSULTING &
      SERVICES.....................                    727
                                                   -------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 9.14%
Altera Corporation+................    21,800          441
Analog Devices, Incorporated+......     2,200           98
Intel Corporation..................    61,900        2,046
Linear Technology Corporation......       100            4
LSI Logic Corporation+.............     6,600           61
Maxim Integrated Products,
  Incorporated.....................    13,900          691
National Semiconductor
  Corporation+.....................     8,500          345
Novellus Systems, Incorporated+....     3,500          145
QLogic Corporation+................     2,300          129
Texas Instruments, Incorporated....    10,700          309
Xilinx, Incorporated+..............     6,400          203
                                                   -------
    TOTAL SEMICONDUCTOR EQUIPMENT &
      PRODUCTS.....................                  4,472
                                                   -------
SOFTWARE - 6.56%
Adobe Systems, Incorporated........     7,400          324
BMC Software, Incorporated+........    13,300          231
Citrix Systems, Incorporated+......     7,600          192
Computer Associates International,
  Incorporated.....................    13,200          310
Microsoft Corporation..............    71,100        1,859
Oracle Corporation+................     7,400           89
Siebel Systems, Incorporated+......     4,300           54
Take-Two Interactive Software,
  Incorporated+....................     1,700           67
VERITAS Software Corporation+......     2,300           83
                                                   -------
    TOTAL SOFTWARE.................                  3,209
                                                   -------
    TOTAL INFORMATION TECHNOLOGY...                 12,154
                                                   -------
MATERIALS - 1.39%
CHEMICALS - 0.81%
Eastman Chemical Company...........       400           13
Monsanto Company...................    13,600          340
Praxair, Incorporated..............       600           42
                                                   -------
    TOTAL CHEMICALS................                    395
                                                   -------
CONTAINERS & PACKAGING - 0.16%
Sealed Air Corporation+............     1,500           80
                                                   -------
    TOTAL CONTAINERS & PACKAGING...                     80
                                                   -------

                                      SHARES        VALUE
                                     ---------    ---------
                                     (DOLLARS IN THOUSANDS)
METALS & MINING - 0.42%
Alcoa, Incorporated................     2,700      $    85
Freeport-McMoRan Copper & Gold,
  Incorporated.....................     1,100           43
United States Steel Corporation....     3,200           76
                                                   -------
    TOTAL METALS & MINING..........                    204
                                                   -------
    TOTAL MATERIALS................                    679
                                                   -------
TELECOMMUNICATION SERVICES - 1.08%
DIVERSIFIED TELECOMMUNICATION - 0.23%
Scientific-Atlanta, Incorporated...     1,200           36
Verizon Communications,
  Incorporated.....................     2,300           77
                                                   -------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION............                    113
                                                   -------
WIRELESS TELECOMMUNICATION SERVICE - 0.85%
AT&T Wireless Services,
  Incorporated+....................    46,500          337
Sprint Corporation+................    10,700           47
United States Cellular
  Corporation+.....................     1,000           34
                                                   -------
    TOTAL WIRELESS
      TELECOMMUNICATION SERVICE....                    418
                                                   -------
    TOTAL TELECOMMUNICATION
      SERVICES.....................                    531
                                                   -------
UTILITIES - 0.06%
PG&E Corporation+..................       700           17
Pinnacle West Capital
  Corporation......................       300           11
                                                   -------
    TOTAL UTILITIES................                     28
                                                   -------
    TOTAL COMMON STOCK.............                 48,015
                                                   -------
SHORT-TERM INVESTMENTS - 2.51%
American AAdvantage Money Market
  Select Fund......................   979,268          979
AMR Investments Enhanced Yield
  Business Trust...................   125,000          125
iShares Russell 1000 Growth Index
  Fund.............................     2,670          120
                                                   -------
    TOTAL SHORT-TERM INVESTMENTS...                  1,224
                                                   -------
TOTAL INVESTMENTS - 100.64% (COST
  $44,302).........................                 49,239
                                                   -------
LIABILITIES, NET OF OTHER
  ASSETS - (0.64%).................                   (312)
                                                   -------
TOTAL NET ASSETS - 100%............                $48,927
                                                   =======

---------------

* - All or a portion of this security is on loan at October 31, 2003. See Note 4 + - non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2003
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
COMMON STOCK - 89.41%
CONSUMER DISCRETIONARY - 23.01%
AUTO COMPONENTS - 1.78%
Aftermarket Technology
  Corporation+................         8,870   $    105
American Axle & Manufacturing
  Holdings, Incorporated+.....        26,200        907
Arvinmeritor, Incorporated....        71,900      1,207
Bandag, Incorporated..........         3,600        116
Borg-Warner Automotive,
  Incorporated................        28,000      2,229
Cooper Tire & Rubber
  Company.....................        77,200      1,518
Dana Corporation..............       156,000      2,540
                                               --------
    TOTAL AUTO COMPONENTS.....                    8,622
                                               --------
AUTOMOBILES - 0.04%
Monaco Coach Corporation+*....         7,600        183
                                               --------
    TOTAL AUTOMOBILES.........                      183
                                               --------
HOTELS RESTAURANTS & LEISURE - 4.90%
Aztar Corporation+............        27,900        583
Bally Total Fitness Holdings
  Corporation+*...............        25,600        170
Bob Evans Farms,
  Incorporated................        42,500      1,256
California Pizza Kitchen,
  Incorporated+*..............       109,300      2,033
CEC Entertainment,
  Incorporated+...............        13,900        680
Isle of Capri Casinos,
  Incorporated+*..............       111,500      2,325
Jack in the Box,
  Incorporated+...............       177,100      3,221
Kerzner International
  Limited+*...................        78,900      2,915
Lone Star Steakhouse & Saloon,
  Incorporated................       114,100      2,495
Magna Entertainment
  Corporation+*...............       104,200        465
Mandalay Resort Group.........       119,800      4,702
Papa John's International,
  Incorporated+*..............        36,800        968
Ryan's Family Steak Houses,
  Incorporated+...............        35,150        490
Sonic Corporation+*...........        51,400      1,429
                                               --------
    TOTAL HOTELS RESTAURANTS &
      LEISURE.................                   23,732
                                               --------
HOUSEHOLD DURABLES - 5.61%
American Greetings
  Corporation+................        33,500        715
Beazer Homes USA,
  Incorporated+*..............        94,400      9,393
Furniture Brands
  International,
  Incorporated+*..............       159,800      3,877
La-Z-Boy, Incorporated........        65,700      1,327

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Libbey, Incorporated..........        11,300   $    300
M.D.C. Holdings,
  Incorporated................         5,017        338
Maytag Corporation............        96,100      2,441
Standard Pacific
  Corporation.................         9,800        469
Toll Brothers,
  Incorporated+...............        26,000        958
The Toro Company..............        14,600        726
Tupperware Corporation........        44,900        676
WCI Communities,
  Incorporated+*..............       273,100      5,954
                                               --------
    TOTAL HOUSEHOLD
      DURABLES................                   27,174
                                               --------
INTERNET & CATALOG RETAIL - 0.09%
School Specialty,
  Incorporated+*..............        15,600        435
                                               --------
    TOTAL INTERNET & CATALOG
      RETAIL..................                      435
                                               --------
LEISURE EQUIPMENT & PRODUCTS - 1.01%
The Boyds Collection,
  Limited+*...................        48,600        243
Brunswick Corporation.........        91,600      2,718
Callaway Golf Company.........        25,200        410
JAKKS Pacific,
  Incorporated+*..............        18,800        244
Nautilus Group,
  Incorporated*...............        33,400        521
Polaris Industries,
  Incorporated*...............         8,900        762
                                               --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS................                    4,898
                                               --------
MEDIA - 0.52%
R.H. Donnelley Corporation+...        13,400        575
Reader's Digest Association,
  Incorporated................       100,700      1,483
Scholastic Corporation+.......        14,700        455
                                               --------
    TOTAL MEDIA...............                    2,513
                                               --------
MULTILINE RETAIL - 1.67%
BJ's Wholesale Club,
  Incorporated+...............       244,100      6,271
Burlington Coat Factory
  Warehouse Corporation.......        52,100      1,118
Dillard's, Incorporated.......        11,400        184
ShopKo Stores,
  Incorporated+*..............        32,800        508
                                               --------
    TOTAL MULTILINE RETAIL....                    8,081
                                               --------
SPECIALTY RETAIL - 5.55%
Advance Auto Parts,
  Incorporated+*..............        19,800      1,549
Barnes & Noble,
  Incorporated+...............        67,900      2,023
Borders Group,
  Incorporated+...............        78,500      1,778
Brookstone, Incorporated+.....       127,850      2,612
Buckle, Incorporated+.........        16,200        363
Cato Corporation*.............        22,900        483

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Foot Locker, Incorporated.....       310,000   $  5,549
Genesco, Incorporated+*.......       171,600      2,891
Handleman Company+............        26,900        477
Hollywood Entertainment
  Corporation+................        44,200        672
Hughes Supply, Incorporated...        18,200        703
The Men's Wearhouse,
  Incorporated+*..............        92,300      2,719
Payless Shoesource,
  Incorporated+...............        19,200        254
Rent-A-Center,
  Incorporated+...............         8,750        274
Stage Stores,
  Incorporated+*..............        85,387      2,457
Too, Incorporated+............        28,100        464
United Auto Group,
  Incorporated+*..............        29,900        777
United Rentals,
  Incorporated+...............         1,400         24
Zale Corporation+.............        15,600        807
                                               --------
    TOTAL SPECIALTY RETAIL....                   26,876
                                               --------
TEXTILES & APPAREL - 1.84%
Brown Shoe Company,
  Incorporated................         4,300        149
Phillips-Van Heusen
  Corporation.................        35,500        608
Russell Corporation...........        39,200        717
Skechers U.S.A.,
  Incorporated+*..............         9,000         68
The Warnaco Group,
  Incorporated+...............       421,300      7,352
                                               --------
    TOTAL TEXTILES &
      APPAREL.................                    8,894
                                               --------
    TOTAL CONSUMER
      DISCRETIONARY...........                  111,408
                                               --------
CONSUMER STAPLES - 2.94%
BEVERAGES - 0.46%
Adolph Coors Company..........        39,600      2,220
                                               --------
    TOTAL BEVERAGES...........                    2,220
                                               --------
FOOD & DRUG RETAILING - 0.88%
Duane Reade, Incorporated+....         9,200        127
Pathmark Stores,
  Incorporated+*..............       268,100      1,836
Ruddick Corporation...........        56,900        908
Winn-Dixie Stores,
  Incorporated*...............       174,400      1,411
                                               --------
    TOTAL FOOD & DRUG
      RETAILING...............                    4,282
                                               --------
FOOD PRODUCTS - 1.13%
American Italian Pasta
  Company+*...................        56,000      2,141
Del Monte Foods Company+......       214,500      2,040
Interstate Bakeries
  Corporation.................        13,300        195

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Sensient Technologies
  Corporation.................        57,700   $  1,108
                                               --------
    TOTAL FOOD PRODUCTS.......                    5,484
                                               --------
PERSONAL PRODUCTS - 0.08%
Playtex Products,
  Incorporated+...............        61,200        368
                                               --------
    TOTAL PERSONAL PRODUCTS...                      368
                                               --------
TOBACCO - 0.39%
Dimon, Incorporated...........        34,500        248
Schweitzer Mauduit
  International,
  Incorporated................        13,000        346
Universal Corporation.........        30,200      1,316
                                               --------
    TOTAL TOBACCO.............                    1,910
                                               --------
    TOTAL CONSUMER STAPLES....                   14,264
                                               --------
ENERGY - 4.23%
ENERGY EQUIPMENT & SERVICES - 0.65%
GulfMark Offshore,
  Incorporated+*..............         6,419         90
Oceaneering International,
  Incorporated+...............        60,100      1,386
Offshore Logistics,
  Incorporated+...............        28,100        613
Oil States International,
  Incorporated+...............        76,500        937
Veritas DGC, Incorporated+....        11,100         98
                                               --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES................                    3,124
                                               --------
OIL & GAS - 3.58%
Berry Petroleum Company.......        11,400        207
Chesapeake Energy
  Corporation*................       249,900      2,981
Cimarex Energy Company+.......        32,900        673
Encore Acquisition Company+*..       136,200      3,133
The Houston Exploration
  Company+....................        35,800      1,253
Newfield Exploration
  Company+....................        68,300      2,714
Stelmar Shipping Limited+*....       147,100      2,899
Stone Energy Corporation+.....        34,300      1,240
Teekay Shipping Corporation...        45,900      2,209
                                               --------
    TOTAL OIL & GAS...........                   17,309
                                               --------
    TOTAL ENERGY..............                   20,433
                                               --------
FINANCIALS - 20.77%
BANKS - 7.73%
Anchor BanCorp Wisconsin,
  Incorporated................        28,696        715
Bank Hawaii Corporation.......        73,700      2,904
Berkshire Hill Bancorp,
  Incorporated................        43,942      1,581
Chemical Financial
  Corporation.................        18,310        636

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
City National Corporation.....        10,900   $    656
Colonial Bancgroup,
  Incorporated................       152,300      2,388
Commercial Federal
  Corporation.................        53,900      1,387
Community Bank System,
  Incorporated................        10,000        488
Community First Bankshares,
  Incorporated................         6,400        174
Corus Bankshares,
  Incorporated................        10,900        641
Cullen/Frost Bankers,
  Incorporated................        56,500      2,190
Downey Financial Corporation..        34,100      1,565
First Citizens Bancshares,
  Incorporated................         6,800        775
First Federal Capital
  Corporation.................        21,934        482
First Republic Bank*..........        10,600        379
FirstFed Financial
  Corporation+................        13,000        585
FirstMerit Corporation........        56,705      1,462
Gold Banc Corporation,
  Incorporated................        18,100        234
Greater Bay Bancorp*..........        63,700      1,717
Hudson United Bancorp.........        21,200        769
International Bancshares
  Corporation.................        12,500        574
Irwin Financial
  Corporation*................        22,900        642
Klamath First Bancorp,
  Incorporated................        68,900      1,667
MAF Bancorp, Incorporated.....         5,400        226
NetBank, Incorporated.........        14,000        192
Old National Bancorp..........        14,320        318
PFF Bancorp, Incorporated.....        11,200        418
Provident Financial Group,
  Incorporated*...............        21,761        641
Republic Bancorp,
  Incorporated................        44,290        643
Roslyn Bancorp,
  Incorporated................        75,100      2,023
Sky Financial Group,
  Incorporated................         2,655         65
Tierone Corporation+..........        25,600        606
Timberland Bancorp,
  Incorporated................        14,800        357
The Trust Company of New
  Jersey......................         8,947        281
Trustmark Corporation.........        47,500      1,352
Unizan Financial
  Corporation*................        24,900        508
Washington Federal,
  Incorporated................        80,500      2,120
Webster Financial Corporation
  of Waterbury................        55,900      2,499
Westcorp, Incorporated*.......        14,054        532
                                               --------
    TOTAL BANKS...............                   37,392
                                               --------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
DIVERSIFIED FINANCIALS - 2.31%
Brookfield Homes Corporation..       241,600   $  5,231
Credit Acceptance
  Corporation+*...............           900         11
Friedman, Billings, Ramsey
  Group, Incorporated.........       166,000      3,307
IndyMac Bancorp,
  Incorporated................        68,300      2,008
Walter Industries,
  Incorporated................        51,200        608
                                               --------
    TOTAL DIVERSIFIED
      FINANCIALS..............                   11,165
                                               --------
INSURANCE - 5.88%
Alfa Corporation..............         3,270         42
Allmerica Financial
  Corporation+................       350,800      9,342
American Financial Group,
  Incorporated................        81,600      1,817
AmerUs Group Company*.........        47,800      1,804
Commerce Group, Incorporated..        38,600      1,534
Crawford & Company*...........         5,800         41
Delphi Financial Group,
  Incorporated................         4,300        217
FBL Financial Group,
  Incorporated*...............        32,700        853
First American Corporation....        95,000      2,722
Fremont General Corporation*..        63,500      1,056
Landamerica Financial Group,
  Incorporated................        22,900      1,145
National Western Life
  Insurance Company+..........         2,500        360
Protective Life Corporation...        84,400      2,740
Reinsurance Group of America,
  Incorporated................        56,100      2,241
StanCorp Financial Group,
  Incorporated................         7,700        485
Stewart Information Services
  Corporation+................        12,900        402
Triad Guaranty,
  Incorporated+*..............        16,100        794
UICI+.........................        57,100        854
                                               --------
    TOTAL INSURANCE...........                   28,449
                                               --------
REAL ESTATE - 4.85%
American Financial Realty
  Trust, 144A (Note A)+.......       338,100      5,126
Arden Realty, Incorporated....        60,300      1,687
La Quinta Corporation+*.......       191,900      1,184
LNR Property Corporation......       162,700      6,654
MI Developments,
  Incorporated+*..............       315,500      7,988
The St. Joe Company...........        25,900        856
                                               --------
    TOTAL REAL ESTATE.........                   23,495
                                               --------
    TOTAL FINANCIALS..........                  100,501
                                               --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
HEALTH CARE - 5.53%
BIOTECHNOLOGY - 0.11%
Albany Molecular Research,
  Incorporated+*..............        36,900   $    542
                                               --------
    TOTAL BIOTECHNOLOGY.......                      542
                                               --------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.00%
Bausch & Lomb, Incorporated...        36,700      1,767
CONMED Corporation+...........           400          8
Haemonetics Corporation+*.....       101,300      2,336
Mine Safety Appliances
  Company.....................         7,500        425
Sola International,
  Incorporated+...............        19,000        326
                                               --------
    TOTAL HEALTH CARE
      EQUIPMENT & SUPPLIES....                    4,862
                                               --------
HEALTH CARE PROVIDERS & SERVICES - 4.30%
AMN Healthcare Services,
  Incorporated+*..............        44,300        670
Beverly Enterprises,
  Incorporated+*..............        26,100        158
Cross Country Healthcare,
  Incorporated+*..............        14,595        203
Genesis Health Ventures,
  Incorporated+...............        36,582        984
Humana Inc+...................        88,400      1,794
LifePoint Hospitals,
  Incorporated+...............       163,800      4,211
Orthodontic Centers of
  America, Incorporated+*.....        26,800        237
Owens & Minor, Incorporated...        13,600        277
Pacificare Health Systems,
  Incorporated+...............        27,800      1,654
Rotech Healthcare,
  Incorporated+*..............       192,800      5,398
Service Corporation
  International+..............        74,700        362
Stewart Enterprises,
  Incorporated+...............        91,700        374
Sunrise Assisted Living,
  Incorporated+*..............        25,600        740
US Oncology, Incorporated+....       344,501      3,769
                                               --------
    TOTAL HEALTH CARE
      PROVIDERS & SERVICES....                   20,831
                                               --------
PHARMACEUTICALS - 0.12%
Enzon Pharmaceuticals,
  Incorporated+*..............        53,500        597
                                               --------
    TOTAL PHARMACEUTICALS.....                      597
                                               --------
    TOTAL HEALTH CARE.........                   26,832
                                               --------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
INDUSTRIALS - 15.92%
AEROSPACE & DEFENSE - 1.09%
GenCorp, Incorporated*........        33,400   $    316
Kaman Corporation.............        16,800        205
Precision Castparts
  Corporation.................        62,000      2,550
Triumph Group,
  Incorporated+*..............        18,200        594
United Defense Industrials,
  Incorporated+...............        49,100      1,591
                                               --------
    TOTAL AEROSPACE &
      DEFENSE.................                    5,256
                                               --------
BUILDING PRODUCTS - 0.54%
NCI Building Systems,
  Incorporated+...............        13,400        291
Universal Fastener Products,
  Incorporated................        13,600        403
Watsco, Incorporated..........         3,600         77
York International
  Corporation.................        46,500      1,848
                                               --------
    TOTAL BUILDING PRODUCTS...                    2,619
                                               --------
COMMERCIAL SERVICES & SUPPLIES - 7.50%
Allied Waste Industries,
  Incorporated+...............       124,000      1,399
BISYS Group, Incorporated+....        86,000      1,230
Bowne & Company,
  Incorporated................       238,300      3,575
Brinks Company................        19,600        393
Convergys Corporation+........        74,700      1,200
CSG Systems International,
  Incorporated+...............        60,500        695
Deluxe Corporation............        45,300      1,829
John H. Harland Company.......        34,300        934
Heidrick & Struggles
  International,
  Incorporated+*..............       181,000      3,575
Herman Miller, Inc............        29,600        680
Interpool, Incorporated.......        21,100        308
Kelly Services,
  Incorporated................       197,000      4,827
Mac Gray Corporation+.........        39,100        194
McGrath Rentcorp..............           900         26
NCO Group, Incorporated+......        12,900        307
New England Business Service,
  Incorporated................        10,000        291
Spherion Corporation+*........       522,900      4,549
Valassis Communications,
  Incorporated+*..............       398,100     10,311
                                               --------
    TOTAL COMMERCIAL SERVICES
      & SUPPLIES..............                   36,323
                                               --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
CONSTRUCTION & ENGINEERING - 0.38%
EMCOR Group, Incorporated+....        18,300   $    690
The Shaw Group,
  Incorporated+*..............        37,700        515
URS Corporation+..............        28,500        624
                                               --------
    TOTAL CONSTRUCTION &
      ENGINEERING.............                    1,829
                                               --------
ELECTRICAL EQUIPMENT - 1.05%
Acuity Brands, Incorporated...        15,300        329
Brady Corporation.............        71,100      2,510
Genlyte Group, Incorporated+..        15,800        745
Rayovac Corporation+..........        39,800        654
Tecumseh Products Company.....        15,700        643
Wesco International,
  Incorporated+...............        31,200        216
                                               --------
    TOTAL ELECTRICAL
      EQUIPMENT...............                    5,097
                                               --------
INDUSTRIAL CONGLOMERATES - 0.18%
Pentair, Incorporated.........        19,700        808
Standex International
  Corporation.................         3,100         79
                                               --------
    TOTAL INDUSTRIAL
      CONGLOMERATES...........                      887
                                               --------
MACHINERY - 3.24%
Albany International
  Corporation.................         8,052        249
Flowserve Corporation+*.......       149,000      3,049
Harsco Corporation............        66,000      2,528
Joy Global, Incorporated+.....       175,100      3,337
Kaydon Corporation*...........        95,300      2,265
Lincoln Electric Holdings,
  Incorporated................        32,400        790
Terex Corporation+*...........       137,200      3,095
Thomas Industries,
  Incorporated*...............        10,100        305
Watts Industries,
  Incorporated................         2,300         41
                                               --------
    TOTAL MACHINERY...........                   15,659
                                               --------
MARINE - 1.01%
Alexander & Baldwin,
  Incorporated................        99,400      3,082
Kirby Corporation+............        48,800      1,434
Overseas Shipholding Group,
  Incorporated................        13,000        354
                                               --------
    TOTAL MARINE..............                    4,870
                                               --------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
TRANSPORTATION - 0.93%
J.B. Hunt Transport Services,
  Incorporated+*..............        93,700   $  2,378
USF Corporation...............        66,800      2,132
                                               --------
    TOTAL TRANSPORTATION......                    4,510
                                               --------
    TOTAL INDUSTRIALS.........                   77,050
                                               --------
INFORMATION TECHNOLOGY - 3.40%
COMMUNICATIONS EQUIPMENT - 0.09%
Black Box Corporation.........        10,600        456
                                               --------
    TOTAL COMMUNICATIONS
      EQUIPMENT...............                      456
                                               --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.56%
IKON Office Solutions,
  Incorporated                       180,300      1,515
Tech Data Corporation+........        35,700      1,175
                                               --------
    TOTAL ELECTRONIC EQUIPMENT
      & INSTRUMENTS...........                    2,690
                                               --------
IT CONSULTING & SERVICES - 1.10%
Bearingpoint, Incorporated+...       484,600      4,555
Investment Technology Group,
  Incorporated+...............        39,900        792
                                               --------
    TOTAL IT CONSULTING &
      SERVICES................                    5,347
                                               --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.03%
ESS Technology,
  Incorporated+...............        12,000        167
                                               --------
    TOTAL SEMICONDUCTOR
      EQUIPMENT & PRODUCTS....                      167
                                               --------
SOFTWARE - 1.62%
Activision, Incorporated+.....       138,850      2,095
Compuware Corporation+........       279,000      1,568
Mentor Graphics
  Corporation+*...............       150,800      2,526
Parametric Technology
  Corporation+................       532,800      1,657
                                               --------
    TOTAL SOFTWARE............                    7,846
                                               --------
    TOTAL INFORMATION
      TECHNOLOGY..............                   16,506
                                               --------
MATERIALS - 5.69%
CHEMICALS - 4.03%
Agrium, Incorporated..........       161,100      2,476
Celanese AG*..................        56,700      1,956
FMC Corporation+..............       166,000      4,650
H.B. Fuller Company*..........       105,500      2,614
IMC Global, Incorporated......       231,500      1,618
Lubrizol Corporation..........        34,700      1,051
Lyondell Chemical Company*....       132,200      1,891

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Millennium Chemicals,
  Incorporated+...............        80,300   $    805
PolyOne Corporation+..........       509,300      2,460
                                               --------
    TOTAL CHEMICALS...........                   19,521
                                               --------
CONSTRUCTION MATERIALS - 1.15%
Centex Construction Products,
  Incorporated................         2,700        146
Insituform Technologies,
  Incorporated+*..............       139,600      1,996
Lafarge North America,
  Incorporated................        76,600      2,765
Lennox International,
  Incorporated*...............        39,200        648
                                               --------
    TOTAL CONSTRUCTION
      MATERIALS...............                    5,555
                                               --------
CONTAINERS & PACKAGING - 0.13%
Silgan Holdings,
  Incorporated+...............        19,479        623
                                               --------
    TOTAL CONTAINERS &
      PACKAGING...............                      623
                                               --------
METALS & MINING - 0.38%
Quanex Corporation............        18,700        749
Steel Dynamics,
  Incorporated+*..............        58,470      1,089
                                               --------
    TOTAL METALS & MINING.....                    1,838
                                               --------
    TOTAL MATERIALS...........                   27,537
                                               --------
TELECOMMUNICATION SERVICES - 0.19%
Metrocall Holdings,
  Incorporated+...............        28,500        926
                                               --------
    TOTAL TELECOMMUNICATION
      SERVICES................                      926
                                               --------
UTILITIES - 7.73%
ELECTRIC UTILITIES - 5.09%
Alliant Corporation*..........       167,000      4,018
Black Hills Corporation.......        38,700      1,245
Cleco Corporation.............        58,200        975
DPL Inc.......................       154,900      2,822
Duquesne Light Holdings,
  Incorporated................        91,600      1,472
Great Plains Energy,
  Incorporated................        84,700      2,700
Hawaiian Electric Industries,
  Incorporated*...............        28,200      1,291
Northeast Utilities...........       286,500      5,398

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
NSTAR.........................        21,200   $    990
OGE Energy Corporation*.......       104,400      2,381
PNM Resources, Incorporated*..        30,100        851
UIL Holdings Corporation*.....        11,200        421
WPS Resources Corporation.....         2,000         89
                                               --------
    TOTAL ELECTRIC
      UTILITIES...............                   24,653
                                               --------
GAS UTILITIES - 2.64%
AGL Resources, Incorporated...        78,000      2,196
National Fuel Gas Company.....        99,500      2,224
Nicor, Incorporated*..........        54,200      1,858
ONEOK, Incorporated...........       107,500      2,138
Peoples Energy Corporation*...        27,500      1,112
Vectren Corporation...........        83,400      1,968
WGL Holdings, Incorporated....        46,000      1,272
                                               --------
    TOTAL GAS UTILITIES.......                   12,768
                                               --------
    TOTAL UTILITIES...........                   37,421
                                               --------
    TOTAL COMMON STOCK........                  432,878
                                               --------
                                    PAR
                                   AMOUNT
                                ------------
SHORT-TERM INVESTMENTS - 26.86%
U. S. TREASURY BILLS - 0.79%
1.00%, Due 12/11/2003 (Note
  B)..........................  $      3,850      3,846
                                               --------
    TOTAL U. S. TREASURY
      BILLS...................                    3,846
                                               --------
                                   SHARES
                                ------------
OTHER SHORT-TERM INVESTMENTS - 26.07%
American AAdvantage Money
  Market Select Fund..........   105,083,390    105,083
AMR Investments Enhanced Yield
  Business Trust..............    20,949,386     20,949
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS.............                  126,032
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS.............                  129,878
                                               --------
TOTAL INVESTMENTS - 116.27%
  (COST $501,189).............                  562,756
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (16.27%)...........                  (78,728)
                                               --------
TOTAL NET ASSETS - 100%.......                 $484,028
                                               ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,126 or 1.06% of net assets.

(B) At October 31, 2003, security held as collateral for open futures contracts.

* - All or a portion of this security is on loan at October 31, 2003. See Note
4.

+ - non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
October 31, 2003
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
STOCKS - 95.92%
ARGENTINA COMMON STOCK - 0.09%
Tenaris S.A., ADR................       1,900    $    52
                                                 -------
    TOTAL ARGENTINA COMMON
      STOCK......................                     52
                                                 -------
BRAZIL - 8.33%
BRAZIL PREFERRED STOCK - 1.49%
Companhia Vale do Rio Doce,
  ADR............................       7,688        311
Petroleo Brasileiro S.A., ADR....      16,816        366
Telesp - Telecommunicacoes de Sao
  Paulo S.A.+....................  10,500,000        150
                                                 -------
    TOTAL BRAZIL PREFERRED
      STOCK......................                    827
                                                 -------
BRAZIL COMMON STOCK - 6.84%
Aracruz Celulose S.A., ADR.......       2,200         62
Banco Bradesco S.A.+.............  25,625,000        108
Banco Bradesco S.A., ADR+*.......       2,421         51
Banco Itau Holding Financeira
  S.A. ..........................     421,000         34
Banco Itau Holding Financeira
  S.A., ADR+.....................       9,336        381
Brasil Telecom Participacoes
  S.A., ADR......................       2,100         77
Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar, ADR....................       7,200        145
Companhia de Bebidas das
  Americas, ADR..................      14,359        304
Companhia de Saneamento Basico do
  Estado de Sao Paulo+...........   4,650,000        208
Companhia de Tecidos Norte de
  Minas..........................   2,500,000        170
Companhia Energetica de Minas
  Gerais+........................  19,891,213        295
Companhia Energetica de Minas
  Gerais, ADR+...................       5,000         73
Companhia Siderurgica Nacional
  S.A., ADR......................       2,500        103
Duratex S.A.+....................   3,100,000         78
Empresa Brasileira de Aeronautica
  S.A. (Embraer), ADR............      11,210        291
Petroleo Brasileiro S.A., ADR....      33,002        776
Tele Celular Sul Participacoes
  S.A., ADR*.....................       7,550         93
Tele Norte Leste Participacoes
  S.A., ADR*.....................       5,500         78
Telecomunicacoes Brasileiras
  S.A., ADR*.....................       4,660        160
Telemar Norte Leste S.A.+........   3,500,000         71
Telemig Celular Participacoes
  S.A. ..........................  20,000,000         32
Ultrapar Participacoes S.A.,
  ADR*...........................       3,500         39

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Unibanco - Uniao de Bancos
  Brasileiros S.A., GDR..........       5,200    $   115
Votorantim Celulose e Papel S.A.,
  ADR............................       2,050         56
                                                 -------
    TOTAL BRAZIL COMMON STOCK....                  3,800
                                                 -------
    TOTAL BRAZIL.................                  4,627
                                                 -------
CHINA COMMON STOCK - 3.55%
BYD Company Limited..............      47,000        123
China Mobile (Hong Kong)
  Limited........................     137,000        389
China Mobile (Hong Kong) Limited,
  ADR*...........................      15,900        225
China Oilfield Services
  Limited........................     386,000        112
China Shipping Development
  Company Limited................     132,000         87
CNOOC Limited....................     242,000        457
Chunghwa Telecom Company Limited,
  ADR............................      15,100        234
Huaneng Power International,
  Incorporated...................      92,000        141
Sinopec Shanghai Petrochemical
  Company Limited................     301,000         85
TPV Technology Limited...........     239,000        122
                                                 -------
    TOTAL CHINA COMMON STOCK.....                  1,975
                                                 -------
EGYPT COMMON STOCK - 1.01%
Commercial International Bank....       5,480         40
Commercial International Bank,
  GDR, 144A (Note A).............      15,300        103
Egyptian Company for Mobile
  Services (MobiNil)+............       2,900         33
Misr International Bank S.A.E.,
  GDR, 144A (Note A).............      26,562         32
Orascom Construction Industries
  S.A.E..........................       9,741        108
Orascom Construction Industries
  S.A.E., GDR....................       7,861        153
Suez Cement Company, GDR, 144A
  (Note A).......................      11,969         90
                                                 -------
    TOTAL EGYPT COMMON STOCK.....                    559
                                                 -------
HONG KONG COMMON STOCK - 2.75%
Asia Aluminum Holdings Limited...     332,000         66
AviChina Industry & Technology
  Company Limited+...............     296,000         61
China Merchants Holdings
  International Company Limited..      50,000         68
China Resources Enterprises
  Limited*.......................     221,000        260
China Unicom Limited*............     144,000        136
Fountain Set (Holdings) Limited..     115,000         80
The Grande Holdings Limited......      37,000         39

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Hopewell Highway Infrastructure
  Limited+.......................     111,000    $    63
PICC Property & Casualty Company
  Limited+.......................      22,000          5
Qingling Motors Company Limited..     492,000         91
Shandong International Power
  Development Company Limited....     658,000        212
Shanghai Industrial Holdings
  Limited*.......................     113,000        226
Shougang Concord Century Holdings
  Limited........................     285,000         37
Sinopec Yizheng Chemical Fibre
  Company Limited................     835,000        174
Victory City International
  Holdings Limited...............      27,000         11
                                                 -------
    TOTAL HONG KONG COMMON
      STOCK......................                  1,529
                                                 -------
HUNGARY COMMON STOCK - 1.81%
Egis Gyogyszergyar Reszvnytarsas
  AG+............................         603         23
Gedeon Richter Rt................       3,092        318
Magyar Olaj-es Gazipari
  Reszvenytarsasag...............       7,865        244
Magyar Tavkozlesi Rt.............      68,142        245
Magyar Tavkozlesi Rt., ADR.......       2,274         41
OTP Bank Rt.+....................      10,900        134
                                                 -------
    TOTAL HUNGARY COMMON STOCK...                  1,005
                                                 -------
INDIA COMMON STOCK - 7.13%
Bajaj Auto Limited, GDR, 144A
  (Note A).......................       2,750         56
Bharat Petroleum Corporation
  Limited........................      15,733        119
GAIL (India) Limited, GDR........       5,650        120
GAIL (India) Limited, GDR, 144A
  (Note A).......................       8,100        172
Gujarat Ambuja Cements Limited,
  GDR............................      16,050         91
Hindalco Industries Limited, GDR,
  144A (Note A)..................      10,700        264
Hindalco Industries Limited, GDR,
  144A (Note A)+.................       5,000        123
ICICI Bank Limited+..............      21,700        119
ICICI Bank Limited, ADR..........      14,000        178
Indian Hotels Company Limited+...       9,250         72
Infosys Technologies Limited,
  ADR*...........................       1,800        152
ITC Limited......................      15,200        291
ITC Limited, GDR.................       8,450        173
Larsen & Toubro Limited, GDR.....       3,850         67
Mahanagar Telephone Nigam
  Limited........................      47,000        112
Mahanagar Telephone Nigam
  Limited, ADR*..................      42,150        204

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Ranbaxy Laboratories Limited,
  GDR............................       4,620    $   106
Reliance Industries Limited......      44,405        476
Reliance Industries Limited, GDR,
  144A (Note A)..................       5,060        121
Satyam Computer Services
  Limited........................      38,000        257
State Bank of India, GDR+........       9,000        270
State Bank of India, GDR, 144A
  (Note A).......................       3,700        111
Tata Engineering, GDR............      33,100        278
Tata Tea Limited, GDR............       4,500         27
                                                 -------
    TOTAL INDIA COMMON STOCK.....                  3,959
                                                 -------
INDONESIA COMMON STOCK - 3.04%
Hindustan Petroleum Corporation
  Limited........................      17,000        123
NIIT Limited.....................      24,232         94
PT Astra Agro Lestari Tbk........     290,000         59
PT Astra International Tbk+......     327,538        168
PT Bank Central Asia Tbk.........     218,000         90
PT Bank Mandiri+.................     491,500         55
PT Bank Rakyat Indonesia+........     391,000         41
PT Gudang Garam Tbk..............     101,400        157
PT Hanjaya Mandala Sampoerna
  Tbk............................     141,000         72
PT Indocement Tunggal Prakarsa
  Tbk+...........................     157,000         36
PT Indofood Sukses Makmur Tbk....   1,714,000        141
PT Indonesian Satellite
  Corporation Tbk................     123,000        173
PT Ramayana Lestari Sentosa Tbk..     250,000        138
PT Telekomunikasi Indonesia......     483,500        341
                                                 -------
    TOTAL INDONESIA COMMON
      STOCK......................                  1,688
                                                 -------
ISRAEL COMMON STOCK - 1.49%
Bank Hapoalim Limited+...........     133,280        281
Check Point Software
  Technologies+..................      24,290        413
ECI Telecom Limited+.............       3,711         18
Supersol Limited.................      52,000        115
                                                 -------
    TOTAL ISRAEL COMMON STOCK....                    827
                                                 -------
MALAYSIA COMMON STOCK - 2.87%
Astro All Asia Networks plc+.....      41,000         51
Commerce Asset-Holding Berhad....     179,000        207
Genting Berhad...................      44,700        218
Magnum Corporation Berhad........     109,000         81
Malayan Banking Berhad...........      89,800        241
Malaysia International Shipping
  Corporation Berhad.............      62,900        202
Perusahaan Otomobil Nasional
  Berhad.........................      35,000         75

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Resorts World Berhad.............      25,000    $    72
Sime Darby Berhad................     212,000        312
SP Setia Berhad..................      81,499         77
YTL Corporation Berhad...........      46,000         56
                                                 -------
    TOTAL MALAYSIA COMMON
      STOCK......................                  1,592
                                                 -------
MEXICO COMMON STOCK - 8.28%
America Movil S.A. De C.V., ADR..      22,355        532
Apasco S.A. de C.V. .............       7,700         58
Cemex S.A. de C.V. ..............      45,825        220
Cemex S.A. de C.V., ADR..........       7,100        170
Coca-Cola Femsa, S.A. de C.V.,
  ADR+*..........................      18,875        381
Controladora Commercial Mexicana
  S.A. de C.V.+..................     224,000        186
Desc S.A. de C.V. ...............     389,400        121
Embotelladoras Arca S.A. ........      18,000         33
Fomento Economico Mexicano, S.A.
  de C.V.+.......................       4,000         14
Fomento Economico Mexicano, S.A.
  de C.V., ADR...................       1,079         39
Grupo Aeroportuario del Sureste
  S.A. de C.V., ADR..............       7,530        130
Grupo Continential, S.A. ........      97,850        135
Grupo Financiero BBVA Bancomer,
  S.A. de C.V.+..................     453,100        385
Grupo Financiero BBVA Bancomer,
  S.A. de C.V., ADR+.............       3,900         66
Grupo Televisa, S.A., ADR........       1,400         54
Kimberly-Clark de Mexico, S.A. de
  C.V. ..........................     175,500        425
Organizacion Soriana S.A. de
  C.V.+..........................      38,000         83
Telefonos de Mexico, S.A. de
  C.V., ADR......................      39,478      1,269
Wal-Mart de Mexico, S.A. de C.V.,
  A Shares.......................      25,700         67
Wal-Mart de Mexico, S.A. de C.V.,
  Series C.......................      82,926        231
                                                 -------
    TOTAL MEXICO COMMON STOCK....                  4,599
                                                 -------
PHILIPPINES COMMON STOCK - 0.49%
ABS-CBN Broadcasting
  Corporation+...................      85,000         44
Bank of the Philippine Islands...     160,780        132
Manila Electric Company..........     176,900         66
Philippine Long Distance
  Telephone Company+.............       2,400         33
                                                 -------
    TOTAL PHILIPPINES COMMON
      STOCK......................                    275
                                                 -------
POLAND COMMON STOCK - 1.64%
Bank Pekao SA....................       2,264         65
Bank Pekao SA, GDR+..............       1,439         41
Bank Przemyslowo-Handlowy SA.....       1,567        136

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
KGHM Polska Miedz SA+............      35,191    $   226
Polski Koncern Naftowy Orlen SA..      42,547        272
Polski Koncern Naftowy Orlen SA,
  GDR............................       1,600         20
Telekomunikacja Polska SA+.......      43,400        152
                                                 -------
    TOTAL POLAND COMMON STOCK....                    912
                                                 -------
RUSSIA - 4.44%
RUSSIA PREFERRED STOCK - 0.08%
JSC Surgutneftegaz, ADR..........       1,328         42
                                                 -------
    TOTAL RUSSIA PREFERRED
      STOCK......................                     42
                                                 -------
RUSSIA COMMON STOCK - 4.36%
JSC Surgutneftegaz, ADR*.........      17,011        403
LUKOIL Oil Company, ADR+.........      10,727        867
Mining and Metallurgical Company
  Norilsk Nickel, ADR............      11,249        582
Mobile Telesystems, ADR..........         800         62
Mobile Telesystems, GDR, 144A
  (Note A)+......................       1,800        121
RAO Gazprom, ADR.................       2,200         53
RAO Gazprom+.....................       7,200        173
Yukos Oil Company, ADR...........       3,621        164
                                                 -------
    TOTAL RUSSIA COMMON STOCK....                  2,425
                                                 -------
    TOTAL RUSSIA.................                  2,467
                                                 -------
SOUTH AFRICA COMMON STOCK - 14.65%
ABSA Group Limited...............      31,100        180
African Bank Investments
  Limited........................      33,600         40
Anglo American plc...............      82,213      1,679
Anglo American Platinum
  Corporation Limited............       2,400        103
AngloGold Limited................       4,100        159
AngloGold Limited, ADR...........       1,300         50
Aveng Limited....................      64,300         76
Bidvest Group Limited............      66,330        404
Dimension Data Holdings plc+.....     164,900         92
FirstRand Limited+...............     188,595        223
Gold Fields Limited..............      12,375        177
Gold Fields Limited, ADR.........       5,500         79
Harmony Gold Mining Company
  Limited........................       2,806         43
Harmony Gold Mining Company
  Limited, ADR...................         800         12
Illovo Sugar Limited.............      45,000         49
Impala Platinum Holdings
  Limited........................       2,829        260
Imperial Holdings Limited........      13,100        115
Metro Cash and Carry Limited+....     485,852        151
MTN Group Limited+...............      58,040        208
Nampak Limited...................     186,200        351
Naspers Limited..................      11,700         55
Nedcor Limited...................      59,100        540

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Old Mutual.......................     245,787    $   426
Sanlam Limited+..................     154,050        190
Sappi Limited....................      26,056        330
Sappi Limited, ADR...............       1,520         19
Sasol Limited....................      59,302        774
Sasol Limited, ADR...............       3,425         45
Shoprite Holdings Limited........     102,000        111
Standard Bank Group Limited......      70,540        342
Steinhoff International Holdings
  Limited+.......................     147,724        150
Telkom South Africa Limited+.....      30,500        237
Telkom South Africa Limited,
  ADR+*..........................       1,750         54
Tiger Brands Limited.............      25,550        272
The Tongaat-Hulett Group
  Limited........................      30,000        144
                                                 -------
    TOTAL SOUTH AFRICA COMMON
      STOCK......................                  8,140
                                                 -------
SOUTH KOREA - 16.86%
SOUTH KOREA PREFERRED STOCK - 0.41%
Daishin Securities Company
  Limited+.......................       3,310         25
Samsung Electronics Company
  Limited+.......................       1,030        205
                                                 -------
    TOTAL SOUTH KOREA PREFERRED
      STOCK......................                    230
                                                 -------
SOUTH KOREA COMMON STOCK - 16.45%
Cheil Communications,
  Incorporated...................         950        116
Chohung Bank+....................      18,350         59
CJ Corporation...................       4,430        221
Daewoo Shipbuilding & Marine
  Engineering Company Limited+...      17,720        238
Daishin Securities Company
  Limited........................      11,450        165
Good Morning Shinhan Securities
  Company Limited+...............      14,360         59
Hankook Tire Company Limited+....      11,570         80
Honam Petrochemical Corporation..       4,070        163
Hyundai Department Store Company
  Limited........................       7,580        192
Hyundai Development Company......       5,440         50
Hyundai Mobis....................      10,060        388
Hyundai Motor Company Limited....       7,010        234
Inchon Iron & Steel Company
  Limited, GDR, 144A (Note A)....      10,500         67
Kangwon Land Incorporated+.......      11,300        143
Kia Motors Corporation...........      23,000        161
Kookmin Bank.....................      11,531        421
Kookmin Bank, ADR................       7,800        287
Korea Electric Power
  Corporation....................      35,590        687
Korea Exchange Bank Credit
  Services Company Limited+......      22,857        129
KT Corporation, ADR..............      17,600        347

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
KT&G Corporation.................       6,140    $   118
KT&G Corporation, GDR, 144A (Note
  A).............................      25,400        248
LG Card Company Limited..........      18,739        191
LG Electronics, Incorporated.....         475         25
POSCO............................       3,420        399
POSCO, ADR.......................       1,400         41
Samsung Corporation..............      31,960        236
Samsung Electro Mechanics Company
  Limited........................         180          6
Samsung Electronics Company
  Limited........................       4,600      1,827
Samsung Fire & Marine Insurance
  Company Limited................       2,330        133
Samsung SDI Company Limited......       8,580        884
Shinhan Financial Group Company
  Limited........................       7,590        109
STX Corporation..................       3,700         28
STX Shipbuilding Company
  Limited+.......................       6,000        100
SK Telecom Company Limited.......       2,720        480
Tong Yang Confectionery
  Corporation....................       1,550        106
                                                 -------
    TOTAL SOUTH KOREA COMMON
      STOCK......................                  9,138
                                                 -------
    TOTAL SOUTH KOREA............                  9,368
                                                 -------
TAIWAN COMMON STOCK - 11.90%
Accton Technology Corporation....     159,396         99
Acer, Incorporated...............      62,888         93
Advanced Semiconductor
  Engineering, Incorporated+.....     126,683        117
Advanced Semiconductor
  Engineering, Incorporated,
  ADR+*..........................      18,309         86
Asia Optical Company,
  Incorporated...................      32,200        212
Asustek Computer, Incorporated...      73,125        174
AU Optronics Corporation.........     141,000        190
Catcher Technology Company
  Limited........................      15,000         44
Cathay Financial Holding Company
  Limited........................     115,000        190
Chinatrust Financial Holding
  Company Limited................     157,387        165
CTCI Corporation.................     104,000         78
Delta Electronics,
  Incorporated...................      45,000         57
Elan Microelectronics
  Corporation+...................     133,060        121
Evergreen Marine Corporation.....     167,880        147
First Financial Holding Company
  Limited+.......................      84,000         56
Fubon Financial Holding Company
  Limited........................     116,000        122

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Grand Hall Enterprise Company
  Limited........................       7,000    $    34
Hon Hai Precision Industry
  Company Limited................      63,100        282
Infortrend Technology,
  Incorporated...................      14,640         46
Kaulin Manufacturing Company
  Limited........................      33,000         53
Largan Precision Company
  Limited........................      10,440        112
Nan Ya Plastics Corporation......     239,366        319
Nien Hsing Textile Company
  Limited........................      30,000         31
Novatek Microelectronics
  Corporation Limited............      25,550         80
Phoenixtec Power Company
  Limited........................      87,355        104
Pihsiang Machinery Manufacturing
  Company Limited................       2,600          8
Polaris Securities Company
  Limited+.......................     306,920        153
President Chain Store
  Corporation....................      86,048        133
Quanta Computer, Incorporated+...     127,820        348
Richtek Technology Corporation+..      12,896         68
SinoPac Holdings.................     501,736        272
Standard Foods Corporation, GDR,
  144A (Note A)..................      27,272         35
Sunplus Technology Company
  Limited+.......................      33,000         57
Taishin Financial Holdings
  Company Limited+...............     226,000        160
Taiwan Cellular Corporation......     418,635        376
Taiwan Cement Corporation........     321,480        162
Taiwan Navigation Company
  Limited........................     107,600         71
Taiwan Semiconductor
  Manufacturing Company
  Limited+.......................     260,315        513
United Microelectronics
  Corporation+...................     604,529        553
United Microelectronics
  Corporation, ADR+*.............      21,402        112
Waffer Technology Company
  Limited........................      34,000         74
Ya Hsin Industrial Company
  Limited........................     142,000        194
Yaego Corporation+...............     371,000        177
Yuanta Core Pacific Securities
  Company........................     133,423         83
Zyxel Communications
  Corporation....................      23,000         50
                                                 -------
    TOTAL TAIWAN COMMON STOCK....                  6,611
                                                 -------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
THAILAND COMMON STOCK - 3.42%
Bangkok Bank Public Company
  Limited+.......................     115,600    $   271
BEC World Public Company
  Limited........................       5,600         35
Charoen Pokphand Foods Public
  Company Limited+...............     445,000         55
Italian-Thai Development Public
  Company Limited+...............      51,400        108
Kasikornbank Public Company
  Limited+.......................     258,100        288
Kasikornbank Public Company
  Limited, NVDR+.................      82,800         88
Krung Thai Bank Public Company
  Limited........................     740,000        158
Land & Houses Public Company
  Limited........................     433,600        147
PTT Exploration and Production
  Public Company Limited.........      37,200        177
The Siam Cement Public Company
  Limited, NVDR+.................      36,600        185
Siam Commercial Bank Public
  Company Limited+...............     303,000        313
Siam Makro Public Company
  Limited+.......................      51,600         44
Thai Plastic and Chemicals Public
  Company Limited+...............       7,200         28
                                                 -------
    TOTAL THAILAND COMMON
      STOCK......................                  1,897
                                                 -------
TURKEY COMMON STOCK - 2.05%
Akbank T.A.S.....................  41,216,452        193
Akcansa Cimento A.S..............  23,471,200         82
Arcelik A.S......................  24,646,150        119
Enka Insaat ve Sanayi A.S........   2,137,923         75
Ford Otomotiv Sanayi A.S.+.......   2,692,000         15
Hurriyet Gazetecilik ve
  Matbaacilik A.S.+..............  64,338,800        170
Tofas Turk Otomobil Fabrikasi
  A.S.+..........................  29,961,607         48
Tupras-Turkiye Petrol
  Rafinerileri A.S...............   9,230,000         75
Turkcell Iletisim Hizmetleri
  A.S.+..........................  15,384,300        117
Turkiye Garanti Bankasi A.S.+....  33,974,600         80
Turkiye Is Bankasi (Isbank)+.....  26,951,900        136
Trakya Cam Sanayii A.S...........   9,942,000         29
                                                 -------
    TOTAL TURKEY COMMON STOCK....                  1,139
                                                 -------
VENEZUELA COMMON STOCK - 0.12%
Compania Anonima Nacional
  Telfonos de Venezuela, ADR.....       4,309         64
                                                 -------
    TOTAL VENEZUELA COMMON
      STOCKS.....................                     64
                                                 -------
    TOTAL STOCKS.................                 53,285
                                                 -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
SHORT TERM INVESTMENTS - 6.39%
American AAdvantage Money Market
  Select Fund....................   2,296,863    $ 2,297
AMR Investments Enhanced Yield
  Business Trust.................   1,250,000      1,250
                                                 -------
    TOTAL SHORT TERM
      INVESTMENTS................                  3,547
                                                 -------
TOTAL INVESTMENTS - 102.31% (COST
  $44,407).......................                 56,832
                                                 -------
LIABILITIES, NET OF OTHER
  ASSETS - (2.31%)...............                 (1,285)
                                                 -------
TOTAL NET ASSETS - 100%..........                $55,547
                                                 =======

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,543 or 2.78% of net assets.

* - All or a portion of this security is on loan at October 31, 2003. See Note
4.

+ - non-income producing

AMERICAN AADVANTAGE EMERGING MARKETS FUND
EMERGING MARKETS SECTOR DIVERSIFICATION
October 31, 2003
--------------------------------------------------------------------------------

                                                              PERCENT OF
                                                              NET ASSETS
                                                              ----------
Consumer Discretionary......................................     8.33%
Consumer Staples............................................     7.37%
Energy......................................................     9.18%
Financials..................................................    17.58%
Health Care.................................................     0.82%
Industrials.................................................    10.55%
Information Technology......................................    13.11%
Materials...................................................    12.94%
Short-Term Investments......................................     6.39%
Telecommunication Services..................................    12.32%
Utilities...................................................     3.72%
Other Liabilities...........................................    (2.31%)
                                                               -------
     NET ASSETS.............................................   100.00%
                                                               =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2003
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
CORPORATE BONDS - 91.12%
CONSUMER DISCRETIONARY - 29.87%
AUTO COMPONENTS - 5.24%
Advanced Accessory Systems LLC, 10.75%, Due 6/15/2011, 144A
  (Note A)..................................................  $     1,750   $  1,873
American Axle & Manufacturing Holdings, Incorporated, 9.75%,
  Due 3/1/2009..............................................          750        801
ArvinMeritor, Incorporated, 8.75%, Due 3/1/2012.............        2,000      2,100
Asbury Automotive Group, Incorporated, 9.00%, Due
  6/15/2012.................................................        2,100      2,184
Collins & Aikman Corporation, 10.75%, Due 12/31/2011*.......        1,675      1,407
Dana Corporation,
  6.25%, Due 3/1/2004.......................................        1,000      1,007
  7.00%, Due 3/1/2029.......................................        1,250      1,109
GenCorp, Incorporated, 9.50%, Due 8/15/2013, 144A (Note
  A)*.......................................................        2,850      2,914
LDM Technologies, Incorporated, 10.75%, Due 1/15/2007.......        1,650      1,650
                                                                            --------
    TOTAL AUTO COMPONENTS...................................                  15,045
                                                                            --------
HOTELS, RESTAURANTS & LEISURE - 8.97%
Aztar Corporation,
  8.875%, Due 5/15/2007.....................................        1,440      1,505
  9.00%, Due 8/15/2011......................................        1,000      1,080
Booth Creek Ski Holdings, Incorporated, 12.50%, Due
  3/15/2007.................................................        2,500      2,487
Carmike Cinemas, Incorporated, 10.375%, Due 2/1/2009........        2,960      3,108
Chumash Casino & Resort Enterprises, 9.00%, Due 7/15/2010,
  144A (Note A).............................................        1,250      1,369
Horseshoe Gaming, LLC, 8.625%, Due 5/15/2009................        6,674      7,099
MTR Gaming Group, Incorporated, 9.75%, Due 4/1/2010*........          700        737
Regal Cinemas Corporation, 9.375%, Due 2/1/2012.............        3,371      3,809
Town Sports International, Incorporated, 9.625%, Due
  4/15/2011.................................................          500        536
Turning Stone Casino Resort, 9.125%, Due 12/15/2010, 144A
  (Note A)..................................................        3,710      4,021
                                                                            --------
    TOTAL HOTELS, RESTAURANTS & LEISURE.....................                  25,751
                                                                            --------
HOUSEHOLD DURABLES - 0.87%
American Greetings Corporation,
  11.75%, Due 7/15/2008.....................................          500        571
  6.10%, Due 8/1/2028.......................................        1,900      1,931
                                                                            --------
    TOTAL HOUSEHOLD DURABLES................................                   2,502
                                                                            --------
MEDIA - 6.27%
American Lawyer Media, Incorporated, 9.75%, Due
  12/15/2007................................................        1,000        951
Capitol Records, Incorporated, 8.375%, Due 8/15/2009, 144A
  (Note A)..................................................        1,000      1,020
Dex Media West LLC, 9.875%, Due 10/1/2013, 144A (Note A)....          900      1,024
EchoStar Communications Corporation,
  5.75%, Due 10/1/2008......................................        1,475      1,469
  9.125%, Due 1/15/2009.....................................          195        219
  9.375%, Due 2/1/2009......................................        4,350      4,600
General Motors Corporation, 7.125%, Due 7/15/2013*..........        2,950      3,070
Houghton Mifflin Company,
  8.25%, Due 2/1/2011.......................................          630        666
  9.875%, Due 2/1/2013......................................        2,500      2,703
PEI Holdings, Incorporated, 11.00%, Due 3/15/2010...........        2,000      2,260
                                                                            --------
    TOTAL MEDIA.............................................                  17,982
                                                                            --------
RETAIL - 7.35%
AutoNation, Incorporated, 9.00%, Due 8/1/2008...............        3,070      3,500
Dollar General Corporation, 8.625%, Due 6/15/2010...........        3,180      3,550
Group 1 Automotive, Incorporated, 8.25%, Due 8/15/2013, 144A
  (Note A)..................................................        1,000      1,085

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
NationsRent, Incorporated, 9.50%, Due 10/15/2013, 144A (Note
  A)........................................................  $     1,250   $  1,294
Pep Boys, Incorporated
  6.71%, Due 11/3/2004......................................        1,000      1,005
  7.00%, Due 6/1/2005.......................................          700        709
  6.88%, Due 3/6/2006.......................................        1,000      1,008
Samsonite Corporation, 10.75%, Due 6/15/2008................        3,000      3,150
United Rentals (North America), Incorporated,
  10.75%, Due 4/15/2008*....................................        1,967      2,208
  10.75%, Due 4/18/2008.....................................          500        561
Woolworth Corporation, 8.50%, Due 1/15/2022.................        2,900      3,020
                                                                            --------
    TOTAL RETAIL............................................                  21,090
                                                                            --------
TEXTILES & APPAREL - 1.17%
Dan River, Incorporated, 12.75%, Due 4/15/2009, 144A (Note
  A)........................................................        1,500        420
Payless ShoeSource, Incorporated, 8.25%, Due 8/1/2013, 144A
  (Note A)..................................................        2,500      2,437
Phillips-Van Heusen Corporation, 7.75%, Due 11/15/2023......          500        495
                                                                            --------
    TOTAL TEXTILES & APPAREL................................                   3,352
                                                                            --------
    TOTAL CONSUMER DISCRETIONARY............................                  85,722
                                                                            --------
CONSUMER STAPLES - 4.74%
Advantica Restaurant Group, Incorporated, 12.75, Due
  9/30/2007.................................................        1,500      1,523
Borden, Incorporated,
  9.20%, Due 3/15/2021......................................        2,250      1,935
  7.875%, Due 2/15/2023.....................................        2,400      2,040
Corn Products International, Incorporated,
  8.25%, Due 7/15/2007......................................        1,000      1,110
  8.45%, Due 8/15/2009......................................        1,600      1,796
Herbalife International, Incorporated, 11.75%, Due
  7/15/2010.................................................        2,975      3,421
Jack in the Box, Incorporated, 8.375%, Due 4/15/2008........        1,750      1,794
                                                                            --------
    TOTAL CONSUMER STAPLES..................................                  13,619
                                                                            --------
ENERGY - 12.61%
Calpine Corporation, 8.50%, Due 7/15/2010*..................        2,100      1,922
Citgo Petroleum Corporation, 11.375%, Due 2/1/2011..........        1,500      1,695
Cleco Corporation, 7.00%, Due 5/1/2008......................        1,500      1,479
Coastal Corporation, 6.20%, Due 5/15/2004*..................        2,000      1,995
Compton Petroleum Corporation, 9.90%, Due 5/15/2009.........        1,500      1,642
Comstock Resources, Incorporated, 11.25%, Due 5/1/2007......        1,943      2,108
Dynegy Holdings, Incorporated, 10.125%, Due 7/15/2013.......        2,400      2,604
Edison International, 6.875%, Due 9/15/2004.................        2,500      2,578
El Paso Production Holdings Company, 7.75%, Due 6/1/2013,
  144A (Note A).............................................        3,350      3,216
Energy Partners Limited, 8.75%, Due 8/1/2010................        1,000      1,030
Ferrellgas Partners, Limited, 8.75%, Due 6/15/2012..........        1,500      1,635
Frontier Oil Corporation, 11.75%, Due 11/15/2009............        1,000      1,130
Nevada Power Company, 6.20%, Due 4/15/2004..................        1,400      1,407
Newfield Exploration Company, 8.375%, Due 8/15/2012.........        1,000      1,105
Paramount Resources Limited, 7.875%, Due 11/1/2010..........        1,500      1,493
PG&E Gas Transmission, Northwest Company, 7.80%, Due
  6/1/2025..................................................        2,500      2,462
Sierra Pacific Power Company, 8.00%, Due 6/1/2008...........        1,900      1,995
Star Gas Partners, Limited Partnership, 10.25%, Due
  2/15/2013.................................................        3,425      3,682
Tennessee Gas Pipeline Company, 8.375%, Due 6/15/2032.......        1,000      1,013
                                                                            --------
    TOTAL ENERGY............................................                  36,191
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
FINANCIALS - 4.52%
DIVERSIFIED FINANCIALS - 3.10%
Dana Credit Corporation, 8.375%, Due 8/15/2007..............  $       750   $    778
Thornburg Mortgage, Incorporated, 8.00%, 5/15/2013..........        2,500      2,625
Xerox Credit Corporation, 6.10%, Due 12/16/2003.............        5,500      5,500
                                                                            --------
    TOTAL DIVERSIFIED FINANCIALS............................                   8,903
                                                                            --------
INSURANCE - 0.52%
Provident Companies, Incorporated, 7.00%, Due 7/15/2018.....        1,500      1,496
                                                                            --------
    TOTAL INSURANCE.........................................                   1,496
                                                                            --------
REAL ESTATE - 0.90%
HMH Properties, Incorporated, 7.875%, Due 8/1/2005..........        2,503      2,576
                                                                            --------
    TOTAL REAL ESTATE.......................................                   2,576
                                                                            --------
    TOTAL FINANCIALS........................................                  12,975
                                                                            --------
HEALTH CARE - 10.85%
BIOTECHNOLOGY - 1.51%
aaiPharma Incorporated, 11.00%, Due 4/1/2010................        3,900      4,329
                                                                            --------
    TOTAL BIOTECHNOLOGY.....................................                   4,329
                                                                            --------
EQUIPMENT & SUPPLIES - 0.99%
Bausch & Lomb, Incorporated,
  6.75%, Due 12/15/2004.....................................          880        911
  7.125%, Due 8/1/2028......................................        1,972      1,937
                                                                            --------
    TOTAL EQUIPMENT & SUPPLIES..............................                   2,848
                                                                            --------
HEALTHCARE PROVIDERS & SERVICES - 8.35%
Beverly Enterprises, Incorporated, 9.00%, Due 2/15/2006.....        1,705      1,739
Mallinckrodt Group, Incorporated, 6.50%, Due 11/15/2007.....          900        947
National Health Investors, 7.30%, Due 7/16/2007.............        1,000        991
NDCHealth Corporation, 10.50%, Due 12/1/2012................        1,800      2,007
Pacificare Health Systems, Incorporated, 10.75%, Due
  6/1/2009..................................................        2,500      2,875
Senior Housing Properties Trust,
  8.625%, Due 1/15/2012.....................................        1,500      1,635
  7.875%, Due 4/15/2015.....................................          875        921
Tenet Healthcare Corporation, 7.375%, Due 2/1/2013*.........        5,800      5,626
Triad Hospitals, Incorporated, 11.00%, Due 5/15/2009........        2,000      2,206
Vicar Operating, Incorporated, 9.875%, Due 12/1/2009........        1,116      1,244
US Oncology, Incorporated, 9.625%, Due 2/1/2012.............        3,550      3,781
                                                                            --------
    TOTAL HEALTHCARE PROVIDERS & SERVICES...................                  23,972
                                                                            --------
    TOTAL HEALTH CARE.......................................                  31,149
                                                                            --------
INFORMATION TECHNOLOGY - 1.86%
COMMUNICATIONS EQUIPMENT - 1.11%
Corning, Incorporated,
  7.00%, Due 3/15/2007......................................        1,300      1,300
  6.30%, Due 3/1/2009.......................................        1,900      1,891
                                                                            --------
    TOTAL COMMUNICATIONS EQUIPMENT..........................                   3,191
                                                                            --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.69%
Flextronics International Limited, 6.50%, Due 5/15/2013,
  144A (Note A).............................................        2,000      1,975
                                                                            --------
    TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS................                   1,975
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
SOFTWARE - 0.06%
Peregrine Systems, Incorporated, 6.50%, Due 8/15/2007.......  $       174   $    162
                                                                            --------
    TOTAL SOFTWARE..........................................                     162
                                                                            --------
    TOTAL INFORMATION TECHNOLOGY............................                   5,328
                                                                            --------
INDUSTRIALS - 11.28%
AEROSPACE & ENGINEERING - 1.25%
BE Aerospace, Incorporated, 8.50%, Due 10/1/2010, 144A (Note
  A)........................................................          750        773
K & F Industries, Incorporated, 9.625%, Due 12/15/2010......        2,000      2,240
Transdigm, Incorporated, 8.375%, Due 7/15/2011, 144A (Note
  A)........................................................          550        584
                                                                            --------
    TOTAL AEROSPACE & ENGINEERING...........................                   3,597
                                                                            --------
CONSTRUCTION & ENGINEERING - 4.42%
Interline Brands, Incorporated, 11.50%, Due 5/15/2011, 144A
  (Note A)..................................................        3,500      3,780
K. Hovnanian Enterprises, Incorporated, 8.875%, Due
  4/1/2012*.................................................        2,700      2,943
KB Home, 9.50%, Due 2/15/2011...............................        1,450      1,610
Schuler Homes, Incorporated, 9.375%, Due 7/15/2009..........        1,500      1,682
Standard-Pacific Corporation, 8.50%, Due 4/1/2009...........        1,000      1,050
Technical Olympic USA, Incorporated, 9.00%, Due 7/1/2010....        1,000      1,066
Toll Corporation, 8.25%, Due 12/1/2011......................          500        555
                                                                            --------
    TOTAL CONSTRUCTION & ENGINEERING........................                  12,686
                                                                            --------
COMMERCIAL SERVICES & SUPPLIES - 4.86%
Advanstar Communications, Incorporated,
  8.63%, Due 8/15/2008......................................        1,250      1,300
  10.75%, Due 8/15/2010.....................................        2,500      2,656
AGCO Corporation, 8.50%, Due 3/15/2006......................        1,340      1,340
Corrections Corporation of America, 7.50%, Due 5/1/2011,
  144A (Note A).............................................          900        940
IMCO Recycling, Incorporated, 10.375%, Due 10/15/2010.......          625        619
Sheridan Acquisition Corporation, 10.25%, Due 8/15/2011,
  144A (Note A).............................................          750        784
United Components, Incorporated, 9.375%, Due 6/15/2013, 144A
  (Note A)..................................................        1,500      1,537
UNOVA, Incorporated,
  6.875%, Due 3/15/2005.....................................        1,000      1,000
  7.00%, Due 3/15/2008......................................        1,000        960
Xerox Corporation,
  7.15%, Due 8/1/2004.......................................        1,000      1,025
  7.625%, Due 6/15/2013.....................................        1,750      1,785
                                                                            --------
    TOTAL COMMERCIAL SERVICES & SUPPLIES....................                  13,946
                                                                            --------
MACHINERY - 0.75%
Joy Global, Incorporated, 8.75%, Due 3/15/2012..............        1,950      2,155
                                                                            --------
    TOTAL MACHINERY.........................................                   2,155
                                                                            --------
    TOTAL INDUSTRIAL........................................                  32,384
                                                                            --------
MATERIALS - 10.06%
CHEMICALS - 4.01%
FMC Corporation,
  6.75%, Due 5/5/2005.......................................        2,000      2,035
  7.00%, Due 5/15/2008......................................        2,200      2,189
IMC Global, Incorporated,
  11.25%, Due 6/1/2011......................................        3,500      3,614
Methanex Corporation, 7.75%, Due 8/15/2005..................        1,000      1,052
Nalco Company, 8.875%, Due 11/15/2013, 144A (Note A)........        1,000      1,040

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Westlake Chemical Corporation, 8.75%, Due 7/15/2011, 144A
  (Note A)*.................................................  $     1,500   $  1,583
                                                                            --------
    TOTAL CHEMICALS.........................................                  11,513
                                                                            --------
CONTAINERS & PACKAGING - 3.89%
Crown Holdings, Incorporated,
  9.50%, Due 3/1/2011.......................................        2,250      2,497
  10.875%, Due 3/1/2013.....................................        2,000      2,280
Owens-Brockway Glass Containers, Incorporated,
  8.875%, Due 2/15/2009, 144A (Note A)......................        2,990      3,244
  8.75%, Due 11/15/2012.....................................        1,250      1,369
Owens-Illinois, Incorporated, 7.15%, Due 5/15/2005..........          750        769
Silgan Holdings, Incorporated, 6.75%, Due 11/15/2013, 144A
  (Note A)..................................................        1,000      1,001
                                                                            --------
    TOTAL CONTAINERS & PACKAGING............................                  11,160
                                                                            --------
PAPER & FOREST PRODUCTS - 2.16%
Appleton Papers, Incorporated, 12.50%, Due 12/15/2008.......        1,000      1,105
Boise Cascade Corporation, 7.00%, Due 11/1/2013.............        2,050      2,100
Fort James Corporation, 6.70%, Due 11/15/2003...............        3,000      3,000
                                                                            --------
    TOTAL PAPER & FOREST PRODUCTS...........................                   6,205
                                                                            --------
    TOTAL MATERIALS.........................................                  28,878
                                                                            --------
TELECOMMUNICATION SERVICES - 5.33%
Cincinnati Bell, Incorporated, 7.25%, Due 7/15/2013, 144A
  (Note A)..................................................        2,000      2,040
Dobson Communications Corporation, 8.875%, Due 10/1/2013,
  144A (Note A).............................................        2,850      2,893
FairPoint Communications, Incorporated, 11.875%, Due
  3/1/2010..................................................        2,000      2,340
GST Equipment Funding, Incorporated, 13.25%, Due
  5/1/2007*.................................................        2,500         87
Qwest Capital Funding, Incorporated, 5.875%, Due 8/3/2004...          750        747
Qwest Services Corporation,
  13.00%, Due 12/15/2007, 144A (Note A)*....................        2,500      2,838
  13.50%, Due 12/15/2010, 144A (Note A).....................        3,000      3,502
US West Communication, 8.875%, Due 6/1/2031.................          800        840
                                                                            --------
    TOTAL TELECOMMUNICATION SERVICES........................                  15,287
                                                                            --------
    TOTAL CORPORATE BONDS...................................                 261,533
                                                                            --------

                                                                SHARES
                                                              -----------
COMMON STOCKS - 0.20%
Peregrine Systems, Incorporated*............................       28,000        567
                                                                            --------
    TOTAL COMMON STOCKS.....................................                     567
                                                                            --------
SHORT TERM INVESTMENTS - 15.71%
American AAdvantage Money Market Select Fund................   20,891,341     20,891
Short-Term Investment Company Liquid Asset Fund.............    1,763,727      1,764

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Bunge Asset Funding Corp. Discount Commercial Paper, Due
  11/3/2003.................................................  $     6,970      6,970
Credit Suisse First Boston Tri Party Repo, 1.113%, Due
  11/3/2003, (Note B).......................................        8,500      8,500
Morgan Stanley Tri Party Repo, 1.113%, Due 11/3/2003, (Note
  C)........................................................        7,000      7,000
                                                                            --------
    TOTAL SHORT TERM INVESTMENTS............................                  45,125
                                                                            --------
TOTAL INVESTMENTS - 107.03% (COST $295,872).................                 307,225
                                                                            --------
LIABILITIES, NET OF OTHER ASSETS - (7.03%)..................                 (20,190)
                                                                            --------
TOTAL NET ASSETS - 100%.....................................                $287,035
                                                                            ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $49,187 or 17.14% of net assets.

(B) Collateral held at J.P.Morgan Chase consists of Continental Airlines Inc, 7.918%, Due 5/1/2010, Market Value - $6,059, Niagara Mohawk Power, 7.75%, Due 10/1/2008, Market Value - $55, Brascan Corporation, 7.375%, Due 3/1/2033, Market Value - $1,867 and 7.125%, Due 12/16/2003, Market
    Value - $679.

(C) Collateral held at the Bank of New York consists of Reed Elsevier Capital, 6.125%, Due 8/1/2006, Market Value - $1,362, Public Service Electric & Gas, 5.0%, Due 1/1/2013, Market Value - $1,084, Dow Chemical, 6.125%, Due
    2/1/2011, Market Value - $1,906, 5.97%, Due 1/15/2009, Market Value - $506
    and 6.85%, Due 8/15/2013, Market Value - $2,282.

* - All or a portion of this security is on loan at October 31, 2003. See note
4.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2003
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 1.05%
8.75%, Due 8/15/2020........................................  $       750   $  1,065
                                                                            --------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                   1,065
                                                                            --------
U.S. AGENCY OBLIGATIONS - 0.57%
Federal National Mortgage Association, 6.625%, Due
  11/15/2010................................................          500        571
                                                                            --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                     571
                                                                            --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.53%
Federal Home Loan Mortgage Corporation, 5.13%, Due
  10/15/2008................................................          500        535
                                                                            --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                     535
                                                                            --------
ASSET-BACKED SECURITIES - 7.18%
Citibank Credit Card Master Trust I 1999-7 A, 6.90%, Due
  10/15/2007................................................        2,000      2,179
DaimlerChrysler Auto Trust, 4.63%, Due 12/6/2006............        2,000      2,066
Honda Auto Receivables Owner Trust 2002-3, 3.00%, Due
  5/18/2006.................................................        1,000      1,012
Honda Auto Receivables Owner Trust 2003-4, 2.79%, Due
  3/16/2009.................................................        2,000      1,997
                                                                            --------
    TOTAL ASSET-BACKED SECURITIES...........................                   7,254
                                                                            --------
CORPORATE BONDS - 68.50%
BANKS - 13.83%
Banco Popular North America Inc,
  6.125%, Due 10/15/2006....................................          500        544
  4.25%, Due 4/1/2008.......................................          300        303
Bank of America Corporation,
  4.32%, Due 2/22/2005......................................        1,420      1,467
  7.40%, Due 1/15/2011......................................          350        409
Bank One Corporation,
  7.125%, Due 5/15/2007.....................................          300        338
  4.90%, Due 4/30/2015......................................          300        292
Branch Banking and Trust Company, 4.875%, Due 1/15/2013.....          450        447
Capital One Bank, 6.50%, Due 7/30/2004......................        1,077      1,112
Citigroup, Incorporated, 6.20%, Due 3/15/2009...............          350        388
Credit Suisse First Boston, 6.50%, Due 5/1/2008.............          500        553
First Tennessee Bank, NA, 5.75%, Due 12/1/2008..............          300        325
FleetBoston Financial Corporation,
  8.625%, Due 1/15/2007.....................................          200        232
  3.85%, Due 2/15/2008......................................          350        354
J P Morgan Chase & Company, 6.75%, Due 8/15/2008............          450        507
HSBC Bank USA, Incorporated, 7.00%, Due 11/1/2006...........        1,500      1,689
ING Bank, NV, 5.125%, Due 5/1/2015, 144A (Note A)...........          300        296
St. George Bank Limited, 7.15%, Due 10/15/2005, 144A (Note
  A)........................................................        1,510      1,645
US Bank, NA, 6.375%, Due 8/1/2011...........................          200        222
Wachovia Corporation, 6.40%, Due 4/1/2008...................        1,500      1,653
Washington Mutual, Incorporated,
  2.40%, Due 11/3/2005......................................        1,000        999
  4.375%, Due 1/15/2008.....................................          200        205
                                                                            --------
    TOTAL BANKS.............................................                  13,980
                                                                            --------
FINANCE - 37.82%
Aegon, NV, 8.00%, Due 8/15/2006.............................          225        257
Allstate Corporation, 2.50%, Due 6/20/2008, 144A, (Note
  A)........................................................          300        284
American General Finance Corporation, 5.875%, Due
  12/15/2005................................................          540        579
American Honda Finance Corporation, 2.875%, Due 4/3/2006,
  144A (Note A).............................................          650        657

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Bear Stearns Companies, Incorporated,
  3.00%, Due 3/30/2006......................................  $       500   $    506
  2.875%, Due 7/2/2008......................................          300        289
Boeing Capital Corporation, 5.40%, Due 11/30/2009...........          700        723
Caterpillar Financial Services Corporation, 2.35%, Due
  9/15/2006*................................................        1,500      1,483
Cendant Corporation, 6.875%, Due 8/15/2006..................        1,100      1,209
Countrywide Home Loan, Incorporated
  3.50%, Due 12/19/2005.....................................        1,250      1,275
  3.25%, Due 5/21/2008......................................          300        292
Credit Suisse First Boston USA, Incorporated, 5.875%, Due
  8/1/2006*.................................................        1,500      1,620
Ford Motor Credit Company, 7.375%, Due 10/28/2009...........        1,700      1,758
General Electric Capital Corporation, 7.375%, Due
  1/19/2010*................................................          350        408
General Motors Acceptance Corporation,
  6.75%, Due 1/15/2006......................................        1,000      1,066
  7.25%, Due 3/2/2011.......................................        1,000      1,054
Goldman Sachs Group, Incorporated,
  7.35%, Due 10/1/2009......................................          525        608
  4.75%, Due 7/15/2013......................................          675        652
John Hancock Global Funding,
  5.625%, Due 6/27/2006.....................................        1,400      1,503
  3.75%, Due 9/30/2008......................................        1,000        993
Heller Financial, Incorporated, 6.375%, Due 3/15/2006.......        2,500      2,728
Household Finance Corporation,
  5.75%, Due 1/30/2007......................................          250        270
  7.875%, Due 3/1/2007......................................          200        230
Lehman Brothers Holdings, Incorporated, 3.50%, Due
  8/7/2008*.................................................        1,000        985
International Lease Finance Corporation, 6.375%, Due
  3/15/2009.................................................        1,750      1,919
MassMutual Global Funding II, 3.80%, Due 4/15/2009, 144A
  (Note A)..................................................        2,000      1,993
Merrill Lynch & Company, Incorporated, 6.56%, Due
  12/16/2007................................................          450        504
Metlife, Incorporated, 3.911%, Due 5/15/2005................        1,000      1,033
Monumental Global Funding, 3.85%, Due 3/3/2008, 144A (Note
  A)........................................................          450        452
Morgan Stanley Dean Witter & Company, 6.10%, Due
  4/15/2006.................................................          550        596
PHH Corporation, 6.00%, Due 3/1/2008*.......................          300        321
Prudential Financial, Incorporated, 3.75%, Due 5/1/2008.....          300        299
Prudential Insurance Company of America, 6.375%, Due
  7/23/2006, 144A (Note A)..................................        2,000      2,193
Salomon, Incorporated, 6.75%, Due 1/15/2006.................        2,000      2,178
SLM Corporation, 5.125%, Due 8/27/2012*.....................          450        452
Sprint Capital Corporation, 7.90%, Due 3/15/2005............        1,500      1,607
Synovus Financial Corporation,
  7.25%, Due 12/15/2005.....................................        1,500      1,654
  4.875%, Due 2/15/2013.....................................          300        294
Transamerica Corporation, 6.75%, Due 11/15/2006.............        1,000      1,110
Verizon Global Funding Corporation, 4.375%, Due 6/1/2013....          200        187
                                                                            --------
    TOTAL FINANCE...........................................                  38,221
                                                                            --------
INDUSTRIAL - 16.09%
Allied Waste North America, Incorporated, 10.00%, Due
  8/1/2009*.................................................          400        435
AmeriPath, Incorporated, 10.50%, Due 4/1/2013...............          400        422
Anheuser Busch Companies, Incorporated, 6.50%, Due
  1/1/2028..................................................          200        216
AT&T Broadband Corporation, 8.375%, Due 3/15/2013...........          500        604
AT&T Wireless Services, Incorporated, 7.35%, Due 3/1/2006...          600        658
Bally's Health & Tennis Corporation, 10.50%, Due 7/15/2011,
  144A (Note A).............................................          400        414
BHP Finance (USA) Limited, 4.80%, Due 4/15/2013.............          300        299
Coca-Cola Enterprises, Incorporated, 2.50%, Due 9/15/2006...        2,000      1,991

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Computer Sciences Corporation, 3.50%, Due 4/15/2008.........  $       200   $    198
Conagra Foods, Incorporated, 7.00%, Due 10/1/2028...........          200        219
Continental Cablevision, Incorporated, 8.30%, Due
  5/15/2006.................................................          250        280
DaimlerChrysler North America, 4.75%, Due 1/15/2008.........          450        450
Deutsche Telekom International,
  8.25%, Due 6/15/2005......................................          175        191
  3.875%, Due 7/22/2008.....................................          500        498
Dole Food Company, Incorporated, 8.875%, Due 3/15/2011......          400        432
Dell Computer Corporation, 6.55%, Due 4/15/2008.............          200        223
Equistar Chemicals, LP, 10.625%, Due 5/1/2011, 144A (Note
  A)........................................................          400        418
First Data Corporation, 3.375%, Due 8/1/2008................        1,000        987
Freeport-McMoRan Copper & Gold, Incorporated, 10.125%, Due
  2/1/2010..................................................          400        456
Georgia-Pacific Corporation, 8.00%, Due 1/15/2014...........          400        430
Jacuzzi Brands, Incorporated, 9.625%, Due 7/1/2010, 144A
  (Note A)..................................................          400        424
Hertz Corporation, 4.70%, Due 10/2/2006.....................          500        494
International Business Machines Corporation, 4.75%, Due
  11/29/2012................................................          200        200
Legrand SA, 8.50%, Due 2/15/2025............................          400        420
Leucadia National Corporation, 7.00%, Due 8/15/2013, 144A
  (Note A)..................................................          400        393
Mediacom Communications Corporation, 9.50%, Due
  1/15/2013*................................................          400        380
Northrop Grumman Corporation, 7.125%, Due 2/15/2011.........          500        575
Occidental Petroleum Corporation, 6.75%, Due 1/15/2012......          200        225
Premcor Refining Group, Incorporated, 7.50%, Due
  6/15/2015.................................................          400        409
Pope & Talbot, Incorporated, 8.375%, Due 6/1/2013...........          355        346
Royal Caribbean Cruises Limited, 7.50%, Due 10/15/2027......          400        372
Safeway, Incorporated, 3.80%, Due 8/15/2005.................          300        306
Shopping Center Associates, 7.625%, Due 5/15/2005, 144A
  (Note A)..................................................          665        718
Verizon Virginia, 4.625%, Due 3/15/2013.....................          600        574
Vodafone Group plc, 3.95%, Due 1/30/2008 *..................          200        203
Xerox Corporation, 7.625%, Due 6/15/2013....................          400        408
                                                                            --------
    TOTAL INDUSTRIAL........................................                  16,268
                                                                            --------
UTILITY - 0.76%
Calpine Corporation, 8.50%, Due 2/15/2011*..................          500        358
Teco Energy, Incorporated, 7.50%, Due 6/15/2010.............          400        411
                                                                            --------
    TOTAL UTILITY...........................................                     769
                                                                            --------
    TOTAL CORPORATE BONDS...................................                  69,238
                                                                            --------
CONVERTIBLE BONDS - 9.51%
CONSUMER DISCRETIONARY - 0.92%
General Motors Corporation, 6.25%, Due 7/15/2033*...........           16        447
Lear Corporation, 0.00%, Due 2/20/2022+.....................          950        482
                                                                            --------
    TOTAL CONSUMER DISCRETIONARY............................                     929
                                                                            --------
ENERGY - 0.41%
Centerpoint Energy, Incorporated, 3.75%, Due 5/15/2023, 144A
  (Note A)..................................................          390        418
                                                                            --------
    TOTAL ENERGY............................................                     418
                                                                            --------
FINANCIALS - 1.02%
QLT, Incorporated, 3.00%, Due 9/15/2023, 144A (Note A)......          250        294
Quanta Services, Incorporated, 4.50%, Due 10/1/2023, 144A
  (Note A)..................................................           55         60
Silicon Valley Bancshares, 0.00%, Due 6/15/2008+............          240        281
Travelers Property Casualty Corporation, 4.50%, Due
  4/15/2032.................................................           17        395
                                                                            --------
    TOTAL FINANCIALS........................................                   1,030
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
HEALTH CARE - 1.23%
Invitrogen Corporation, 2.00%, Due 8/1/2023, 144A (Note
  A)........................................................  $       250   $    292
Pharmaceutical Resources, Incorporated, 2.875%, Due
  9/30/2010, 144A (Note A)..................................          180        206
Roche Holdings, Incorporated, 0.00%, Due 1/19/2015, 144A
  (Note A)+.................................................          460        354
Watson Pharmaceuticals, Incorporated, 1.75%, Due 3/15/2023,
  144A (Note A).............................................          335        391
                                                                            --------
    TOTAL HEALTH CARE.......................................                   1,243
                                                                            --------
INDUSTRIALS - 5.93%
Agilent Technologies, Incorporated, 3.00%, Due 12/1/2021....          240        248
Andrew Corporation, 3.25%, Due 8/15/2013, 144A (Note A).....          425        533
Carnival Corporation, 0.00%, Due 10/24/2021+................          715        464
Computer Associates International, Incorporated, 5.00%, Due
  3/15/2007.................................................          330        400
Comverse Technology, Incorporated, 0.00%, Due 5/15/2023+....          370        441
Corning, Incorporated, 3.50%, Due 11/1/2008.................           85        109
Cypress Semiconductor Corporation, 1.25%, Due 6/15/2008,
  144A (Note A).............................................          385        587
Electronic Data Systems Corporation, 3.875%, Due 7/15/2023,
  144A (Note A).............................................          200        199
Four Seasons Hotel, Incorporated, 0.00%, Due 9/23/2029+.....          375        121
General Mills, Incorporated, 0.00%, Due 10/28/2022+*........          350        243
Halliburton Company, 3.125%, Due 7/15/2023, 144A (Note A)...          210        211
International Game Technology, 0.00%, Due 1/29/2033+........          315        232
Juniper Networks, Incorporated, 0.00, Due 6/15/2008, 144A
  (Note A)+.................................................          215        244
Kaydon Corporation, 4.00%, Due 5/23/2023....................          230        243
Keane, Incorporated, 2.00%, Due 6/15/2013, 144A (Note A)....          200        196
Liberty Media Corporation, 0.75%, Due 3/30/2023, 144A (Note
  A)........................................................          355        383
LSI Logic Corporation, 4.00%, Due 5/15/2010, 144A (Note
  A)........................................................          228        254
STMicroelectronics NV, 0.00%, Due 7/5/2013+.................          240        259
Tyco International Group S.A., 2.75%, Due 1/15/2018, 144A
  (Note A)..................................................          375        414
VERITAS Software Corporation, 0.25%, Due 8/1/2013, 144A,
  (Note A)..................................................          200        215
                                                                            --------
    TOTAL INDUSTRIALS.......................................                   5,996
                                                                            --------
    TOTAL CONVERTIBLE BONDS.................................                   9,616
                                                                            --------
                                                                SHARES
                                                              -----------
CONVERTIBLE PREFERRED STOCK - 2.62%
CONSUMER DISCRETIONARY - 0.43%
Ford Motor Company Capital Trust II.........................        9,400        437
                                                                            --------
    TOTAL CONSUMER DISCRETIONARY............................                     437
                                                                            --------
ENERGY - 0.63%
Kerr-McGee Corporation......................................        8,500        362
New York Community Capital Trust V+.........................        3,800        274
                                                                            --------
    TOTAL ENERGY............................................                     636
                                                                            --------
FINANCIALS - 0.43%
Prudential Financial, Incorporated..........................        7,100        438
                                                                            --------
    TOTAL FINANCIALS........................................                     438
                                                                            --------
INDUSTRIALS - 0.74%
Northrop Grumman Corporation+...............................        3,900        394
Raytheon Company+...........................................        7,000        353
                                                                            --------
    TOTAL INDUSTRIALS.......................................                     747
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                                                SHARES       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
TELECOMMUNICATION SERVICES - 0.39%
Alltel Corporation+*........................................        7,960   $    390
                                                                            --------
    TOTAL TELECOMMUNICATION SERVICES........................                     390
                                                                            --------
    TOTAL CONVERTIBLE PREFERRED STOCK.......................                   2,648
                                                                            --------
COMMON STOCK - 6.41%
CONSUMER DISCRETIONARY - 1.14%
Home Depot, Incorporated....................................       13,600        504
International Game Technology*..............................        7,800        255
McDonald's Corporation......................................       15,500        388
                                                                            --------
    TOTAL CONSUMER DISCRETIONARY............................                   1,147
                                                                            --------
FINANCIALS - 1.40%
Humana, Incorporated+.......................................       21,000        426
MBIA, Incorporated*.........................................        9,300        554
Washington Mutual, Incorporated*............................       10,000        438
                                                                            --------
    TOTAL FINANCIALS........................................                   1,418
                                                                            --------
HEALTH CARE - 0.27%
Invitrogen Corporation+*....................................        4,300        273
                                                                            --------
    TOTAL HEALTH CARE.......................................                     273
                                                                            --------
INFORMATION TECHNOLOGY - 3.15%
Avaya, Incorporated+*.......................................       39,500        511
Brooks Automation, Incorporated+*...........................       22,200        554
Cisco Systems, Incorporated+................................       22,700        476
EMC Corporation+............................................       41,000        567
Juniper Networks, Incorporated+*............................       16,300        293
Mentor Graphics Corporation+*...............................       11,905        199
Synopsys, Incorporated+*....................................       10,800        343
VERITAS Software Corporation+...............................        6,500        235
                                                                            --------
    TOTAL INFORMATION TECHNOLOGY............................                   3,178
                                                                            --------
INDUSTRIALS - 0.45%
Cendant Corporation+*.......................................       22,500        460
                                                                            --------
    TOTAL INDUSTRIALS.......................................                     460
                                                                            --------
    TOTAL COMMON STOCK......................................                   6,476
                                                                            --------
SHORT-TERM INVESTMENTS - 13.96%
American AAdvantage Money Market Select Fund................   14,107,323     14,107
                                                                            --------
    TOTAL SHORT-TERM INVESTMENTS............................                  14,107
                                                                            --------
TOTAL INVESTMENTS - 110.33% (COST $111,195).................                 111,510
                                                                            --------
LIABILITIES, NET OF OTHER ASSETS - (10.33%).................                 (10,438)
                                                                            --------
TOTAL NET ASSETS - 100%.....................................                $101,072
                                                                            ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,138 or 14.98% of net assets.

* - All or a portion of this security is on loan at October 31, 2003. See Note
4.

+ - non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2003
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 6.64%
U.S. TREASURY BONDS - 4.22%
7.50%, Due 11/15/2016*......................................  $    1,000    $  1,265
8.125%, Due 8/15/2019*......................................         825       1,107
6.875%, Due 8/15/2025.......................................       1,370       1,661
6.25%, Due 5/15/2030*.......................................         600         686
5.375% Due 2/15/2031*.......................................         915         946
                                                                            --------
    TOTAL U.S. TREASURY BONDS...............................                   5,665
                                                                            --------
U.S. TREASURY NOTES - 2.42%
2.625%, Due 5/15/2008*......................................         802         786
3.00%, Due 7/15/2012*.......................................       1,049       1,147
3.625%, Due 5/15/2013*......................................       1,375       1,317
                                                                            --------
    TOTAL U.S. TREASURY NOTES...............................                   3,250
                                                                            --------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                   8,915
                                                                            --------
U.S. AGENCY OBLIGATIONS - 4.35%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.54%
5.125%, Due 10/15/2008*.....................................         500         535
5.00%, Due 3/1/2018.........................................       2,217       2,253
6.00%, Due 1/1/2033.........................................         918         942
6.00%, Due 8/1/2033.........................................         995       1,021
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                   4,751
                                                                            --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.81%
7.25%, Due 5/15/2030........................................         900       1,089
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                   1,089
                                                                            --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                   5,840
                                                                            --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 26.53%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.80%
Pool #G11202, 6.00%, Due 11/1/2016..........................         527         548
Pool #G00738, 8.00%, Due 7/1/2027...........................         486         525
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                   1,073
                                                                            --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 15.35%
Pool #323223, 6.50%, Due 7/1/2013...........................         275         289
Pool #439957, 6.00%, Due 11/1/2013..........................         351         366
Pool #488099, 5.50%, Due 2/1/2014...........................         908         938
Pool #323788, 6.50%, Due 6/1/2014...........................         143         150
Pool #323789, 6.00%, Due 6/1/2014...........................         405         422
Pool #557390, 7.50%, Due 10/1/2015..........................         147         157
Pool #535846, 6.00%, Due 4/1/2016...........................       1,050       1,092
Pool #545449, 6.50%, Due 2/1/2017...........................       1,120       1,179
Pool #545823, 5.50%, Due 8/1/2017...........................       1,085       1,118
Pool #100293, 9.50%, Due 8/1/2029...........................         352         389
Pool #599321, 7.00%, Due 7/1/2031...........................         260         274
Pool #545759, 6.50%, Due 7/1/2032...........................         355         369
Pool #705607, 6.00%, Due 6/1/2033...........................         447         459
Pool #713706, 5.50%, Due 8/1/2033...........................       1,911       1,929
Pool #730570, 6.00%, Due 8/1/2033...........................       1,020       1,047
Pool #727223, 5.50%, Due 9/1/2033...........................         742         749
Pool #741901, 5.50%, Due 10/1/2033..........................         750         757

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
TBA, 15 yr, 6.00%...........................................  $    1,923    $  2,000
TBA, 30 yr, 6.50%...........................................       1,883       1,956
TBA, 30 yr, 7.00%...........................................         830         874
TBA, 30 yr, 7.50%...........................................         949       1,011
TBA 15 yr, 4.50%............................................       3,100       3,094
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                  20,619
                                                                            --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 10.38%
Pool #780921, 7.00%, Due 11/15/2013.........................         666         711
Pool #780085, 11.50%, Due 8/15/2018.........................         250         276
Pool #780400, 7.00%, Due 12/15/2025.........................         975       1,037
Pool #780454, 7.00%, Due 10/15/2026.........................         722         768
Pool #780509, 6.50%, Due 2/15/2027..........................         498         523
Pool #002379, 8.00%, Due 2/20/2027..........................         461         495
Pool #780615, 6.50%, Due 8/15/2027..........................         996       1,046
Pool #780680, 6.50%, Due 11/15/2027.........................         830         872
Pool #780747, 6.50%, Due 3/15/2028..........................       1,522       1,596
Pool #780936, 7.50%, Due 12/15/2028.........................         675         724
Pool #781273, 6.00%, Due 4/15/2031..........................       1,183       1,223
Pool #550284, 7.00%, Due 8/15/2031..........................         198         210
Pool #574846, 7.00%, Due 11/15/2031.........................         319         338
Pool #552404, 7.50%, Due 2/15/2032..........................          55          59
Pool #555732, 6.50%, Due 3/15/2032..........................         409         428
Pool #579750, 6.00%, Due 9/15/2032..........................       2,784       2,877
Pool #553235, 6.00%, Due 5/15/2033..........................         738         763
                                                                            --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                  13,946
                                                                            --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                  35,638
                                                                            --------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.39%
General Electric Commercial Mortgage Corporation, 4.17%, Due
  7/10/2037.................................................         515         518
                                                                            --------
    TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS............                     518
                                                                            --------
CORPORATE OBLIGATIONS - 59.30%
FINANCIAL - 32.30%
Aegon, N.V., 8.00%, Due 8/15/2006...........................         300         342
American General Finance Corporation, 5.375%, Due
  9/1/2009..................................................         360         381
Banco Popular North America Inc, 4.25%, Due 4/1/2008........         400         405
Bank of America Corporation, 7.40%, Due 1/15/2011...........         950       1,109
Bank One Corporation,
  7.125%, Due 5/15/2007.....................................         350         394
  2.625%, Due 6/30/2008.....................................         570         544
  4.90%, Due 4/30/2015......................................         400         390
Boeing Capital Corporation, 5.40%, Due 11/30/2009...........         650         672
Bear Stearns Companies, Incorporated, 2.875%, Due
  7/2/2008..................................................         400         385
BHP Finance (USA) Limited, 4.80%, Due 4/15/2013.............         400         398
Branch Banking & Trust Company, 4.875%, Due 1/15/2013.......         750         745
Capital One,
  6.70%, Due 5/15/2008......................................         900         981
  5.75%, Due 9/15/2010......................................         235         246
Caterpillar Financial Services, 2.50%, Due 10/3/2006........         650         645
Cendant Corporation, 6.875%, Due 8/15/2006..................         995       1,093

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
Citigroup, Incorporated,
  6.20%, Due 3/15/2009......................................  $      950    $  1,054
  6.50%, Due 1/18/2011......................................         625         703
  6.00%, Due 10/31/2033.....................................         415         413
Countrywide Home Loan, Incorporated,
  3.50%, Due 12/19/2005*....................................         750         765
  3.25%, Due 5/21/2008......................................       1,045       1,019
  5.50%, Due 8/25/2033......................................         876         873
Credit Suisse First Boston, 6.50%, Due 5/1/2008.............         600         664
Deutsche Telekom International, 8.00%, Due 6/15/2010........         350         421
John Deere Capital Corporation, 4.125%, Due 7/15/2005.......         790         818
First Tennessee Bank, NA, 5.75%, Due 12/1/2008..............         475         515
Fleet Norstar Financial Group, Incorporated, 8.625%, Due
  1/15/2007.................................................         400         464
FleetBoston Financial Corporation, 3.85%, Due 2/15/2008.....         550         557
Ford Motor Credit Company,
  6.50%, Due 1/25/2007......................................         405         418
  7.375, Due 10/28/2009.....................................       1,400       1,448
General Electric Capital Corporation,
  3.25%, Due 6/15/2009......................................         805         777
  7.375%, Due 1/19/2010.....................................         800         933
General Motors Acceptance Corporation,
  6.125%, Due 8/28/2007.....................................         320         337
  7.25%, Due 3/2/2011.......................................       1,000       1,054
  8.375%, Due 7/15/2033.....................................         525         554
Goldman Sachs Group, Incorporated,
  7.35%, Due 10/1/2009......................................         725         839
  4.75%, Due 7/15/2013......................................         675         652
  5.25%, Due 10/15/2013.....................................         500         501
John Hancock Global Funding, 3.75%, Due 9/30/2008...........         500         497
Household Finance Corporation,
  5.75%, Due 1/30/2007......................................         750         810
  7.875%, Due 3/1/2007......................................         400         459
  6.375%, Due 11/27/2012....................................         410         446
  4.75%, Due 7/15/2013......................................         600         580
ING Bank, NV, 5.125%, Due 5/1/2015, 144A (Note A)...........         400         395
International Lease Finance Corporation, 6.375%, Due
  3/15/2009.................................................       1,625       1,782
Kerr McGee Corporation, 5.875%, Due 9/15/2006...............         475         509
KeyCorp Limited, 4.625%, Due 5/16/2005......................         290         302
Merrill Lynch & Company, Incorporated,
  6.56%, Due 12/16/2007.....................................         750         839
  3.125%, Due 7/15/2008.....................................         675         659
Monumental Global Funding, 3.85%, Due 3/3/2008, 144A (Note
  A)........................................................         750         754
J P Morgan Chase & Company, 6.75%, Due 8/15/2008............         625         704
Morgan Stanley Dean Witter Discover & Company, 4.34%, Due
  6/13/2041.................................................         495         499
PHH Corporation, 6.00%, Due 3/1/2008*.......................         400         428
PNC Funding Corporation, 7.50%, Due 11/1/2009...............         685         803
Prudential Financial, Incorporated,
  3.75%, Due 5/1/2008.......................................         750         748
  4.50%, Due 7/15/2013......................................         675         644
SLM Corporation,
  3.95%, Due 8/15/2008......................................         505         508
  5.125%, Due 8/27/2012.....................................         750         753

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
Sprint Capital Corporation,
  7.90%, Due 3/15/2005......................................  $      600    $    643
  6.125%, Due 11/15/2008....................................         375         395
Synovus Financial Corporation, 4.875%, Due 2/15/2013........         400         391
Travelers Property Casualty Corporation, 5.00%, Due
  3/15/2013*................................................         375         374
US Bank, NA,
  5.70%, Due 12/15/2008.....................................         510         553
  6.375%, Due 8/1/2011......................................         645         717
Verizon Global Funding Corporation, 4.375%, Due 6/1/2013....         400         373
Wachovia Bank Commercial Mortgage Trust, 3.989%, Due
  6/15/2035.................................................         730         682
Wachovia Corporation, 4.95%, Due 11/1/2006..................         320         339
Washington Mutual Financial Corporation, 6.875%, Due
  5/15/2011.................................................         250         281
Washington Mutual, Incorporated, 4.375%, Due 1/15/2008......         400         410
Wells Fargo & Company, 6.45%, Due 2/1/2011..................         550         615
                                                                            --------
    TOTAL FINANCIAL.........................................                  43,401
                                                                            --------
INDUSTRIAL - 22.79%
Allstate Corporation,
  2.50%, Due 6/20/2008, 144A (Note A).......................         400         378
  5.375%, Due 12/1/2006.....................................         555         598
Anheuser Busch Companies, Incorporated, 6.50%, Due
  1/1/2028..................................................         500         540
AT&T Broadband Corporation, 8.375%, Due 3/15/2013...........         748         904
AT&T Wireless Services, Incorporated,
  7.35%, Due 3/1/2006.......................................         800         878
  8.125%, Due 5/1/2012......................................         430         499
  8.75%, Due 3/1/2031.......................................         475         571
Atlantic Richfield Company,
  9.125%, Due 3/1/2011......................................         330         426
  8.50%, Due 4/1/2012.......................................         450         564
AutoZone, Incorporated, 4.375%, Due 6/1/2013................         455         424
Bristol Myers Squibb Company, 4.00%, Due 8/15/2008, 144A
  (Note A)..................................................         540         547
Bunge Limited Finance Corporation, 7.80%, Due 10/15/2012....         500         576
Campbell Soup Company, 5.00%, Due 12/3/2012.................         350         355
Clear Channel Communications,
  4.25%, Due 5/15/2009......................................         405         402
  5.75%, Due 1/15/2013......................................         310         321
Comcast Cable Communications,
  7.625%, Due 2/15/2008.....................................         380         427
  6.75%, Due 1/30/2011......................................         385         426
Computer Sciences Corporation, 3.50%, Due 4/15/2008.........         400         396
Conagra Foods, Incorporated,
  7.125%, Due 10/1/2026.....................................         590         676
  7.00%, Due 10/1/2028......................................         400         438
ConocoPhillips, 3.625%, Due 10/15/2007......................         575         578
Continental Cablevision, Incorporated, 8.30%, Due
  5/15/2006.................................................         250         280
DaimlerChrysler North America, 4.75%, Due 1/15/2008.........         965         964
Dell Computer Corporation, 6.55%, Due 4/15/2008.............         400         446
Harley Davidson Motorcycle, 2.69%, Due 4/15/2011............         650         645
Hertz Corporation, 4.70%, Due 10/2/2006.....................         450         445
Hewlett Packard Company, 5.75%, Due 12/15/2006..............         620         670

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
International Business Machines Corporation,
  4.875%, Due 10/1/2006.....................................  $      665    $    705
  4.75%, Due 11/29/2012.....................................         400         400
Kroger Company, 7.375%, Due 3/1/2005........................         550         587
Lockheed Martin Corporation, 7.20%, Due 5/1/2036............         770         900
Martin Marietta Material, Incorporated, 6.90%, Due
  8/15/2007.................................................         300         326
Norfolk Southern Corporation, 7.05%, Due 5/1/2037...........         615         674
Northrop Grumman Corporation, 7.125%, Due 2/15/2011.........         860         988
Occidental Petroleum Corporation,
  4.25%, Due 3/15/2010......................................         575         574
  6.75%, Due 1/15/2012......................................         400         450
Pepsi Bottling Group, Incorporated, 7.00%, Due 3/1/2029.....         575         658
Reed Elsevier Capital, Incorporated, 6.125%, Due 8/1/2006...         735         801
Safeway, Incorporated, 3.80%, Due 8/15/2005.................         400         408
Simon Property Group, 7.625%, Due 5/15/2005, 144A (Note
  A)........................................................         850         918
Target Corporation, 7.00%, Due 7/15/2031....................         550         621
Time Warner, Incorporated, 7.625%, Due 4/15/2031............         350         391
Tyson Foods, Incorporated, 6.625%, Due 10/1/2004............         660         685
Union Oil Company of California, 7.90%, Due 4/18/2008.......         100         114
Union Pacific Corporation, 6.50%, Due 4/15/2012.............         550         610
Univision Communications, Incorporated, 3.875%, Due
  10/15/2008................................................         390         385
Verizon Communications, Incorporated, 6.36%, Due
  4/15/2006.................................................         550         598
Verizon Virginia, 4.625%, Due 3/15/2013.....................         800         765
Verizon Wireless Capital LLC, 5.375%, Due 12/15/2006........         635         678
Viacom, Incorporated, 5.625%, Due 8/15/2012.................         495         523
Vodafone Group plc, 3.95%, Due 1/30/2008....................         400         405
Wal-Mart Stores, Incorporated, 7.55%, Due 2/15/2030.........         550         675
Walt Disney Company, 5.375%, Due 6/1/2007...................         360         384
Weyerhaeuser Company, 5.95%, Due 11/1/2008..................         380         407
Wyeth Corporation, 6.70%, Due 3/15/2011.....................         550         618
                                                                            --------
    TOTAL INDUSTRIAL........................................                  30,622
                                                                            --------
UTILITIES - 3.98%
AEP Texas Central Company, 6.65%, Due 2/15/2033.............         155         160
Appalachian Power Company, 5.95%, Due 5/15/2033.............         230         215
Consolidated Natural Gas Company, 6.875%, Due 10/15/2026....         550         608
Devon Energy Corporation, 2.75%, Due 8/1/2006...............         515         514
Dominion Resources, Incorporated, 5.00%, Due 3/15/2013......         300         297
Emerson Electrical Company, 5.00%, Due 12/15/2014...........         350         350
Enterprise Products Partners LP, 7.50%, Due 2/1/2011........         260         300
FirstEnergy Corporation, 6.45%, Due 11/15/2011..............         225         239
Marathon Oil Corporation, 5.375%, Due 6/1/2007..............         500         534
MidAmerican Energy Holdings Company,
  3.50%, Due 5/15/2008......................................         760         739
  5.875%, Due 10/1/2012.....................................         400         414
Oncor Electric Delivery Company, 7.25%, Due 1/15/2033.......         260         292
Xcel Energy, Incorporated, 7.00%, Due 12/1/2010.............         615         691
                                                                            --------
    TOTAL UTILITIES.........................................                   5,353
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
FOREIGN - 0.23%
United Mexican States, 7.50%, Due 4/8/2033..................  $      300    $    306
                                                                            --------
    TOTAL FOREIGN...........................................                     306
                                                                            --------
    TOTAL CORPORATE OBLIGATIONS.............................                  79,682
                                                                            --------
ASSET-BACKED SECURITIES - 0.57%
MBNA Credit Card Master Trust, 2.65%, Due 11/15/2010........         800         768
                                                                            --------
    TOTAL ASSET-BACKED SECURITIES...........................                     768
                                                                            --------

                                                                SHARES
                                                              -----------
SHORT-TERM INVESTMENTS - 8.83%
American AAdvantage Money Market Select Fund................   9,229,022       9,229
AMR Investments Enhanced Yield Business Trust...............   2,637,652       2,638
                                                                            --------
    TOTAL SHORT-TERM INVESTMENTS............................                  11,867
                                                                            --------
TOTAL INVESTMENTS - 106.61% (COST $141,837).................                 143,228
                                                                            --------
LIABILITIES, NET OF OTHER ASSETS - (6.61%)..................                  (8,882)
                                                                            --------
TOTAL NET ASSETS - 100%.....................................                $134,346
                                                                            ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,992 or 2.23% of net assets.

* - All or a portion of this security is on loan at October 31, 2003. See Note
4.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2003
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.75%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.77%
REMIC, M H-1 A, 10.15%, Due 4/15/2006.......................  $        1    $      1
Pool #E44213, 7.00%, Due 1/1/2008...........................         471         496
Pool #G10084, 6.50%, Due 3/1/2008...........................         710         743
Pool #E00228, 6.50%, Due 7/1/2008...........................         531         559
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                   1,799
                                                                            --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.91%
Pool #050763, 7.00%, Due 7/1/2008...........................         251         267
Pool #050952, 6.50%, Due 12/1/2008..........................         597         630
Pool #252448, 5.50%, Due 4/1/2009...........................         578         607
Pool #313430, 6.50%, Due 3/1/2012...........................         590         622
Pool #323980, 6.00%, Due 4/1/2014...........................         933         973
Pool #545038, 6.00%, Due 9/1/2014...........................         831         867
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                   3,966
                                                                            --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.07%
Pool # 780286, 7.00%, Due 6/15/2008.........................         694         738
Pool # 351992, 6.00%, Due 12/15/2008........................       1,299       1,364
                                                                            --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                   2,102
                                                                            --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                   7,867
                                                                            --------
CORPORATE OBLIGATIONS - 77.49%
FINANCIAL - 59.44%
American General Finance Corporation, 6.75%, Due
  11/15/2004................................................       1,000       1,052
American Honda Finance Corporation, 2.875%, Due 4/3/2006,
  144A (Note A).............................................       1,150       1,163
Bank of America Corporation, 5.25%, Due 2/1/2007............       2,000       2,136
Bank One Corporation, 7.625%, Due 8/1/2005..................       2,000       2,188
Bear Stearns Companies, Incorporated, 3.00%, Due
  3/30/2006.................................................       2,000       2,026
Boeing Capital Corporation, 5.65%, Due 5/15/2006............       1,252       1,335
Capital One Bank, 6.50%, Due 7/30/2004......................       2,000       2,065
Caterpillar Financial Services, 2.35%, Due 9/15/2006*.......       2,500       2,472
Citigroup, Incorporated, 6.75%, Due 12/1/2005...............       2,000       2,179
Countrywide Funding Corporation, 3.50%, Due 12/19/2005......       2,200       2,243
FleetBoston Financial Corporation, 3.85%, Due 2/15/2008.....       2,500       2,531
Ford Motor Credit Company, 7.50%, Due 3/15/2005.............       2,500       2,627
General Electric Capital Corporation, 2.75%, Due
  9/25/2006*................................................       1,000       1,000
General Motors Acceptance Corporation, 6.75%, Due
  1/15/2006.................................................       3,000       3,199
Goldman Sachs Group, Incorporated, 7.625%, Due 8/17/2005....       2,000       2,195
Heller Financial, Incorporated, 6.375%, Due 3/15/2006.......       2,500       2,728
Household Finance Corporation, 8.00%, Due 5/9/2005..........       3,000       3,268
International Lease Finance Corporation, 2.95%, Due
  5/23/2006.................................................       2,000       2,006
John Hancock Global Funding, 5.625%, Due 6/27/2006..........       1,000       1,074
Merrill Lynch & Company, Incorporated, 7.00%, Due
  3/15/2006.................................................       1,660       1,822
MetLife, Incorporated, 3.911%, Due 5/15/2005................       2,500       2,582
Monumental Global Funding, 5.20%, Due 1/30/2007, 144A (Note
  A)........................................................       1,200       1,293
Prudential Insurance Company of America, 6.375%, Due
  7/23/2006, 144A (Note A)..................................       3,000       3,289
Simon Property Group, L.P., 7.75%, Due 8/15/2004, 144A (Note
  A)........................................................       1,090       1,140
SLM Corporation, 2.90%, Due 7/1/2005........................       2,000       2,037
Synovus Financial Corporation, 7.25%, Due 12/15/2005........       2,500       2,757
Wachovia Corporation, 6.40%, Due 4/1/2008...................       2,500       2,755

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
Washington Mutual Financial Corporation, 2.40%, Due
  11/3/2005.................................................  $    1,000    $    999
Wells Fargo & Company, 5.125%, Due 2/15/2007................       2,000       2,132
                                                                            --------
    TOTAL FINANCIAL.........................................                  60,293
                                                                            --------
INDUSTRIAL - 18.05%
AT&T Wireless Services, Incorporated, 7.35%, Due 3/1/2006...       1,400       1,536
Cendant Corporation, 6.875%, Due 8/15/2006..................       2,140       2,352
Computer Sciences Corporation, 7.50%, Due 8/8/2005..........       1,000       1,092
Conagra Foods, Incorporated, 9.875%, Due 11/15/2005.........       1,000       1,143
Continental Cablevision, Incorporated, 8.30%, Due
  5/15/2006.................................................       1,960       2,195
DaimlerChrysler North America, 7.40%, Due 1/20/2005.........       2,000       2,114
Deutsche Telekom International Finance Corporation, 8.25%,
  Due 6/15/2005.............................................         325         355
Hertz Corporation, 4.70%, Due 10/2/2006.....................         600         593
Kroger Company, 7.375%, Due 3/1/2005........................       1,000       1,068
Northrop Grumman Corporation, 7.00%, Due 3/1/2006...........       2,000       2,209
Sprint Capital Corporation, 7.90%, Due 3/15/2005............         400         428
Unilever Capital Corporation, 6.875%, Due 11/1/2005.........       1,000       1,092
Verizon Wireless Capital LLC, 5.375%, Due 12/15/2006........       2,000       2,136
                                                                            --------
    TOTAL INDUSTRIAL........................................                  18,313
                                                                            --------
    TOTAL CORPORATE OBLIGATIONS.............................                  78,606
                                                                            --------
ASSET-BACKED SECURITIES - 12.31%
American Express Credit Account Master Trust 2000-1 A,
  7.20%, Due 9/17/2007......................................       2,395       2,564
Capital Auto Receivables Asset Trust 2002-2 A4, 4.50%, Due
  10/15/2007................................................       2,000       2,074
Chase Credit Card Owner Trust 1999-3 A, 6.66%, Due
  1/15/2007.................................................       2,000       2,083
Chemical Master Credit Card Trust 1996-2 A, 5.98%, Due
  9/15/2008.................................................       3,000       3,179
Discover Card Master Trust 1999-6 A, 6.85%, Due 7/17/2007...       2,438       2,586
                                                                            --------
    TOTAL ASSET-BACKED SECURITIES...........................                  12,486
                                                                            --------
                                                                SHARES
                                                              -----------
SHORT-TERM INVESTMENTS - 4.64%
American AAdvantage Money Market Select Fund................   4,701,589       4,702
                                                                            --------
    TOTAL SHORT-TERM INVESTMENTS............................                   4,702
                                                                            --------
TOTAL INVESTMENTS - 102.19% (COST $102,675).................                 103,661
                                                                            --------
LIABILITIES, NET OF OTHER ASSETS - (2.19%)..................                  (2,222)
                                                                            --------
TOTAL NET ASSETS - 100%.....................................                $101,439
                                                                            ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,885 or 6.79% of net assets.

* - All or a portion of this security is on loan at October 31, 2003. See Note
4.

                             See accompanying notes
--------------------------------------------------------------------------------

                             (AMERICAN EAGLE LOGO)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2003
--------------------------------------------------------------------------------

                                                                             LARGE CAP    LARGE CAP
                                                               BALANCED        VALUE        GROWTH
                                                              -----------   -----------   ----------
                                                                          (IN THOUSANDS)
ASSETS:
    Investments in securities, at value*....................  $   619,308   $   675,160   $   49,239
    Investments in Portfolio, at value......................           --            --           --
    Cash....................................................           --            --           29
    Cash denominated in foreign currency (cost $773 Emerging
      Markets)..............................................           --            --           --
    Dividends and interest receivable.......................        2,581           854           30
    Receivable for investments sold.........................        1,084         1,356          276
    Receivable for fund shares sold.........................          491           398          160
    Receivable for variation margin on open futures
      contracts.............................................           49            40           --
    Other assets............................................           --             4           --
                                                              -----------   -----------   ----------
        TOTAL ASSETS........................................      623,513       677,812       49,734
                                                              -----------   -----------   ----------
LIABILITIES:
    Payable for investments purchased.......................        3,894           196          315
    Payable upon return of securities loaned................       38,976        33,294          403
    Payable for fund shares redeemed........................          155             2           --
    Payable for variation margin on open futures
      contracts.............................................           --            --           --
    Dividends payable.......................................           --            --           --
    Management and investment advisory fees payable (Note
      2)....................................................          421           502           82
    Other liabilities.......................................           93           106            7
                                                              -----------   -----------   ----------
        TOTAL LIABILITIES...................................       43,539        34,100          807
                                                              -----------   -----------   ----------
NET ASSETS..................................................  $   579,974   $   643,712   $   48,927
                                                              ===========   ===========   ==========
ANALYSIS OF NET ASSETS:
    Paid-in-capital.........................................      523,566       612,186       59,715
    Undistributed net investment income.....................       11,918         7,137           89
    Accumulated net realized gain (loss)....................      (11,567)      (55,686)     (15,819)
    Unrealized appreciation (depreciation) of investments,
      futures contracts and foreign currency................       56,057        80,075        4,942
                                                              -----------   -----------   ----------
NET ASSETS..................................................  $   579,974   $   643,712   $   48,927
                                                              ===========   ===========   ==========
Shares outstanding (no par value):
    Institutional Class.....................................      695,816     1,505,299          109
                                                              ===========   ===========   ==========
    PlanAhead Class.........................................    1,074,330     1,417,425          N/A
                                                              ===========   ===========   ==========
    Service Class...........................................          N/A           N/A          N/A
                                                              ===========   ===========   ==========
    AMR Class...............................................   44,250,862    38,777,478    8,920,547
                                                              ===========   ===========   ==========
Net asset value, offering and redemption price per share:
    Institutional Class.....................................  $     12.99   $     15.62   $     5.47
                                                              ===========   ===========   ==========
    PlanAhead Class.........................................  $     12.40   $     15.05          N/A
                                                              ===========   ===========   ==========
    Service Class...........................................          N/A           N/A          N/A
                                                              ===========   ===========   ==========
    AMR Class...............................................  $     12.60   $     15.44   $     5.48
                                                              ===========   ===========   ==========
*Cost of investments........................................  $   564,625   $   596,321   $   44,302

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    SMALL CAP    INTERNATIONAL    EMERGING    HIGH YIELD     ENHANCED     INTERMEDIATE   SHORT-TERM
      VALUE         EQUITY        MARKETS        BOND         INCOME          BOND          BOND
   -----------   -------------   ----------   -----------   -----------   ------------   -----------
                                            (IN THOUSANDS)
   $   562,756    $        --    $   56,832   $   307,225   $   111,510   $   143,228    $   103,661
            --      1,212,199            --            --            --            --             --
            --             --            --            11            --            --             --
            --             --           779            --            --            --             --
           313             --            89         6,366         1,028         1,436          1,308
         1,790             --           368         6,897           247         1,413          1,085
         3,071         11,109           217         3,621            99           133              8
            --             --            --            --            --            --             --
            88             --            --            --            --            --              2
   -----------    -----------    ----------   -----------   -----------   -----------    -----------
       568,018      1,223,308        58,285       324,120       112,884       146,210        106,064
   -----------    -----------    ----------   -----------   -----------   -----------    -----------
         3,853             --           488         9,433         1,510         3,508            999
        79,214             --         2,132        24,245         9,940         8,212          3,548
            14            467            --         2,199            --           105             43
           278             --            --            --            --            --             --
            --             --            --           639           254             1              9
           557            188            94           471            86            28             26
            74             93            24            98            22            10             --
   -----------    -----------    ----------   -----------   -----------   -----------    -----------
        83,990            748         2,738        37,085        11,812        11,864          4,625
   -----------    -----------    ----------   -----------   -----------   -----------    -----------
   $   484,028    $ 1,222,560    $   55,547   $   287,035   $   101,072   $   134,346    $   101,439
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
       407,691      1,212,686        46,886       271,986       101,190       141,442        109,736
         1,892          8,624           292            --            --            --           (924)
        12,561       (152,977)       (4,062)        3,696          (433)       (8,487)        (8,359)
        61,884        154,227        12,431        11,353           315         1,391            986
   -----------    -----------    ----------   -----------   -----------   -----------    -----------
   $   484,028    $ 1,222,560    $   55,547   $   287,035   $   101,072   $   134,346    $   101,439
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
     5,524,773     46,724,929       334,927    15,041,515           N/A        97,963        401,704
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
     4,193,937     11,562,938        46,674    11,705,367    10,149,779       135,314        620,001
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
            88             86           N/A           104           N/A           N/A            N/A
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
    20,308,138     20,767,643     4,832,645           N/A           N/A    12,879,454      9,873,019
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
   $     16.21    $     15.46    $    10.62   $     10.73           N/A   $     10.45    $      9.32
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
   $     15.95    $     15.34    $    10.55   $     10.73   $      9.96   $     10.31    $      9.33
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
   $     15.92    $     15.31           N/A   $     10.73           N/A           N/A            N/A
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
   $     16.13    $     15.54    $    10.66           N/A           N/A   $     10.24    $      9.31
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
   $   501,189            N/A    $   44,407   $   295,872   $   111,195   $   141,837    $   102,675

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF OPERATIONS
Year Ended October 31, 2003
--------------------------------------------------------------------------------

                                                                         LARGE CAP   LARGE CAP   SMALL CAP
                                                              BALANCED     VALUE      GROWTH       VALUE
                                                              --------   ---------   ---------   ---------
                                                                             (IN THOUSANDS)
INVESTMENT INCOME:
    Interest income.........................................  $  9,447   $    484     $     7    $    280
    Dividend income (net of foreign taxes of $81, $154 $0,
      $11, $0, $110, $0, $0, $0, $0, respectively)..........     8,226     13,775         391       3,859
    Investment Income allocated from the Portfolio..........        --         --          --          --
    Income derived from commission recapture................        23        111           4          46
    Income derived from securities lending, net.............        59         31           1          82
    Expenses allocated from the AMR Investment Services
      Portfolio.............................................        --         --          --          --
    Other income............................................         1         22          --          --
                                                              --------   --------     -------    --------
        TOTAL INVESTMENT INCOME.............................    17,756     14,423         403       4,267
                                                              --------   --------     -------    --------
EXPENSES:
    Management and investment advisory fees (Note 2)........     1,580      1,837         229       1,442
    Administrative service fees (Note 2):
      Institutional Class...................................        23         55          --          48
      PlanAhead Class.......................................        28         44          --         101
    Transfer agent fees:
      Institutional Class...................................         1          4          --           5
      PlanAhead Class.......................................         8         10          --          24
      Service Class.........................................        --         --          --           7
      AMR Class.............................................        26         22           1          17
    Fund Accounting fees....................................       246        261          15         113
    Professional fees.......................................        25         30          --          15
    Registration fees and expenses..........................        19         18           1          24
    Service Fees -- PlanAhead Class (Note 2)................        28         44          --         101
    Other expenses..........................................        94         79           6          60
                                                              --------   --------     -------    --------
        Total expenses......................................     2,078      2,404         252       1,957
                                                              --------   --------     -------    --------
    Less fees waived (Note 2)...............................        --         --          --           7
                                                              --------   --------     -------    --------
        NET EXPENSES........................................     2,078      2,404         252       1,950
                                                              --------   --------     -------    --------
NET INVESTMENT INCOME.......................................    15,678     12,019         151       2,317
                                                              --------   --------     -------    --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on:
      Investments...........................................     6,535     (8,654)       (889)      5,725
      Foreign currency transactions.........................        --         --          --          --
      Futures contracts.....................................     9,226      7,330          66       8,404
    Net realized loss allocated from the Portfolio..........        --         --          --          --
    Change in net unrealized appreciation or depreciation
      of:
      Investments...........................................    66,152    128,670       8,067      95,640
      Foreign currency translations.........................        --         --          --          --
      Futures contracts.....................................      (156)     1,198           3          11
    Change in net unrealized gain allocated from the
      Portfolio.............................................        --         --          --          --
                                                              --------   --------     -------    --------
        NET GAIN (LOSS) ON INVESTMENTS......................    81,757    128,544       7,247     109,780
                                                              --------   --------     -------    --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 97,435   $140,563     $ 7,398    $112,097
                                                              ========   ========     =======    ========

---------------

(1)  Commencement of Operations June 30, 2003.

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     INTERNATIONAL   EMERGING   HIGH YIELD   ENHANCED    INTERMEDIATE   SHORT-TERM
        EQUITY       MARKETS       BOND      INCOME(1)       BOND          BOND
     -------------   --------   ----------   ---------   ------------   ----------
                                    (IN THOUSANDS)
       $     --      $    14     $16,316       $ 902       $ 9,347        $5,268
             --          979          --          72            --            --
         27,597           --          --          --            --            --
             --           --          --          --            --            --
             --            8          39           2            53             4
         (4,917)          --          --          --            --            --
             --           --          --          --            --            --
       --------      -------     -------       -----       -------        ------
         22,680        1,001      16,355         976         9,400         5,272
       --------      -------     -------       -----       -------        ------
             --          347       1,273         108           507           271
          1,503            6         267          --           121            16
            305           --         220          77            10            10
            125           --          34          --            16            --
             93           --          27           6             2             1
              7           --           4          --            --            --
              5            2          --          --             8             6
             --          220          50           9            52            30
             62            8          13           4            21            15
             50           28          24           6            22            20
            305           --         220          77            10            10
            148           15          41           4            26            11
       --------      -------     -------       -----       -------        ------
          2,603          626       2,173         291           795           390
       --------      -------     -------       -----       -------        ------
              7           --         112          --            --            --
       --------      -------     -------       -----       -------        ------
          2,596          626       2,061         291           795           390
       --------      -------     -------       -----       -------        ------
         20,084          375      14,294         685         8,605         4,882
       --------      -------     -------       -----       -------        ------
             --          912       5,981        (433)        5,796           107
             --          558          --          --            --            --
             --           --          --          --            --            --
        (14,862)          --          --          --            --            --
             --       14,437      13,317         315        (3,389)         (879)
             --        1,420          --          --            --            --
             --           --          --          --            --            --
        290,167           --          --          --            --            --
       --------      -------     -------       -----       -------        ------
        275,305       17,327      19,298        (118)        2,407          (772)
       --------      -------     -------       -----       -------        ------
       $295,389      $17,702     $33,592       $ 567       $11,012        $4,110
       ========      =======     =======       =====       =======        ======

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                     BALANCED             LARGE CAP VALUE          LARGE CAP GROWTH           SMALL CAP VALUE
                              ----------------------   ----------------------   -----------------------   -----------------------
                              YEAR ENDED OCTOBER 31,   YEAR ENDED OCTOBER 31,   YEAR ENDED OCTOBER 31,    YEAR ENDED OCTOBER 31,
                              ----------------------   ----------------------   -----------------------   -----------------------
                                2003         2002        2003         2002         2003         2002         2003         2002
                              ---------   ----------   ---------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET
  ASSETS:
OPERATIONS:
    Net investment income...  $ 15,678    $  22,820    $ 12,019    $  13,729     $   151      $    85      $  2,317     $  2,581
    Net realized gain (loss)
      on investments,
      futures contracts, and
      foreign currency
      transactions..........    15,761      (19,434)     (1,324)     (41,557)       (823)      (8,539)       14,129        5,775
    Change in net unrealized
      appreciation or
      depreciation of
      investments, futures
      contracts, and foreign
      currency
      translations..........    65,996      (31,940)    129,868      (39,427)      8,070        1,396        95,651      (30,512)
    Change in unrealized
      gain (loss) allocated
      from the Portfolio....        --           --          --           --          --           --            --           --
                              --------    ---------    --------    ---------     -------      -------      --------     --------
        NET INCREASE
          (DECREASE) IN NET
          ASSETS RESULTING
          FROM OPERATIONS...    97,435      (28,554)    140,563      (67,255)      7,398       (7,058)      112,097      (22,156)
                              --------    ---------    --------    ---------     -------      -------      --------     --------
DISTRIBUTIONS TO
  SHAREHOLDERS:
    Net investment income:
      Institutional Class...      (105)      (5,693)       (502)        (211)         --           --           (11)         (22)
      PlanAhead Class.......      (421)        (435)       (333)        (222)         --           --          (371)          (7)
      AMR Class.............   (22,194)     (20,504)    (12,821)     (14,794)       (107)         (29)       (2,228)      (1,747)
    Net realized gain on
      investments:
      Institutional Class...        --       (1,030)         --         (121)         --           --          (125)        (156)
      PlanAhead Class.......        --          (84)         --         (149)         --           --          (849)         (64)
      AMR Class.............        --       (3,458)         --       (7,694)         --           --        (4,420)      (9,735)
                              --------    ---------    --------    ---------     -------      -------      --------     --------
        NET DISTRIBUTIONS TO
          SHAREHOLDERS......   (22,720)     (31,204)    (13,656)     (23,191)       (107)         (29)       (8,004)     (11,731)
                              --------    ---------    --------    ---------     -------      -------      --------     --------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of
      shares................    72,230      111,202      37,911       85,242      24,357       20,300       236,616      199,422
    Reinvestment of
      dividends and
      distributions.........    22,704       31,145      13,368       23,106         107           29         8,003       11,729
    Cost of shares
      redeemed..............   (96,756)    (271,864)    (83,291)    (145,685)    (10,846)      (9,029)      (83,990)     (99,330)
    Shares acquired from
      merger................        --           --          --           --          --           --            --           --
    Redemption fees.........        --           --          --           --          --           --            --           --
                              --------    ---------    --------    ---------     -------      -------      --------     --------
        NET INCREASE
          (DECREASE) IN NET
          ASSETS FROM
          CAPITAL SHARE
          TRANSACTIONS......    (1,822)    (129,517)    (32,012)     (37,337)     13,618       11,300       160,629      111,821
                              --------    ---------    --------    ---------     -------      -------      --------     --------
NET INCREASE (DECREASE) IN
  NET ASSETS................    72,893     (189,275)     94,895     (127,783)     20,909        4,213       264,722       77,934
                              --------    ---------    --------    ---------     -------      -------      --------     --------
NET ASSETS:
    Beginning of period.....   507,081      696,356     548,817      676,600      28,018       23,805       219,306      141,372
                              --------    ---------    --------    ---------     -------      -------      --------     --------
    END OF PERIOD*..........  $579,974    $ 507,081    $643,712    $ 548,817     $48,927      $28,018      $484,028     $219,306
                              ========    =========    ========    =========     =======      =======      ========     ========
    * Includes undistributed
      net investment income
      (loss) of.............  $ 11,918    $  14,238    $  7,137    $   8,825     $    89      $    56      $  1,892     $  2,192
                              ========    =========    ========    =========     =======      =======      ========     ========

---------------

(1)  Commencement of Operations

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      INTERNATIONAL EQUITY        EMERGING MARKETS         HIGH YIELD BOND       ENHANCED INCOME(1)     INTERMEDIATE BOND
    ------------------------   ----------------------   ----------------------   ------------------   ----------------------
     YEAR ENDED OCTOBER 31,    YEAR ENDED OCTOBER 31,   YEAR ENDED OCTOBER 31,       JUNE 30 TO       YEAR ENDED OCTOBER 31,
    ------------------------   ----------------------   ----------------------      OCTOBER 31,       ----------------------
       2003         2002         2003         2002         2003        2002             2003             2003        2002
    ----------   -----------   ---------   ----------   ----------   ---------   ------------------   ----------   ---------
    $   20,084   $    16,465    $   375     $    471    $  14,294    $  6,426         $    685        $   8,605    $  8,707
       (14,862)      (78,487)     1,470       (1,557)       5,981      (1,471)            (433)           5,796        (373)
            --            --     15,857        1,421       13,317      (1,561)             315           (3,389)       (660)
       290,167       (33,591)        --           --           --          --               --               --          --
    ----------   -----------    -------     --------    ---------    --------         --------        ---------    --------

       295,389       (95,613)    17,702          335       33,592       3,394              567           11,012       7,674
    ----------   -----------    -------     --------    ---------    --------         --------        ---------    --------
       (15,830)       (9,850)       (12)         (21)      (8,012)     (6,388)              --           (1,957)     (3,441)
        (2,465)       (1,966)        --           --       (6,282)        (38)            (685)            (153)        (28)
        (8,401)       (6,474)      (319)        (366)          --          --               --           (6,495)     (5,238)
            --            --         --           --           --          --               --               --          --
            --            --         --           --           --          --               --               --          --
            --            --         --           --           --          --               --               --          --
    ----------   -----------    -------     --------    ---------    --------         --------        ---------    --------
       (26,696)      (18,290)      (331)        (387)     (14,294)     (6,426)            (685)          (8,605)     (8,707)
    ----------   -----------    -------     --------    ---------    --------         --------        ---------    --------
       569,324     1,875,187     17,731       25,988      312,581      76,632          104,430           65,108     128,116
        24,545        17,162        331          387        8,009       5,932                1            6,687       8,444
      (542,508)   (1,811,884)   (14,387)     (13,977)    (161,695)    (23,965)          (3,241)        (160,564)    (71,882)
            --            --         --           --           --          --               --               --         101
           815           268         --           --           --          --               --               --          --
    ----------   -----------    -------     --------    ---------    --------         --------        ---------    --------
        52,176        80,733      3,675       12,398      158,895      58,599          101,190          (88,769)     64,779
    ----------   -----------    -------     --------    ---------    --------         --------        ---------    --------
       320,869       (33,170)    21,046       12,346      178,193      55,567          101,072          (86,362)     63,746
    ----------   -----------    -------     --------    ---------    --------         --------        ---------    --------
       901,691       934,861     34,501       22,155      108,842      53,275               --          220,708     156,962
    ----------   -----------    -------     --------    ---------    --------         --------        ---------    --------
    $1,222,560   $   901,691    $55,547     $ 34,501    $ 287,035    $108,842         $101,072        $ 134,346    $220,708
    ==========   ===========    =======     ========    =========    ========         ========        =========    ========
    $    8,624   $    22,632    $   292     $    260    $      --    $     --         $     --        $      --    $     --
    ==========   ===========    =======     ========    =========    ========         ========        =========    ========

         SHORT-TERM BOND
     -----------------------
     YEAR ENDED OCTOBER 31,
     -----------------------
        2003         2002
     ----------   ----------
      $  4,882     $  4,024
           107         (545)
          (879)        (429)
            --           --
      --------     --------
         4,110        3,050
      --------     --------
          (317)        (321)
          (181)        (104)
        (5,040)      (4,120)
            --           --
            --           --
            --           --
      --------     --------
        (5,538)      (4,545)
      --------     --------
        31,785       56,909
         5,349        4,451
       (36,115)     (44,870)
            --           --
            --           --
      --------     --------
         1,019       16,490
      --------     --------
          (409)      14,995
      --------     --------
       101,848       86,853
      --------     --------
      $101,439     $101,848
      ========     ========
      $   (924)    $     --
      ========     ========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 2003
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American AAdvantage Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American AAdvantage Balanced Fund, the American AAdvantage Large Cap Value Fund, the American AAdvantage Large Cap Growth Fund, the American AAdvantage Small Cap Value Fund, the American AAdvantage International Equity Fund, the American AAdvantage Emerging Markets Fund, the American AAdvantage High Yield Bond Fund, the American AAdvantage Enhanced Income Fund, the American AAdvantage Intermediate Bond Fund and the American AAdvantage Short-Term Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     Each Fund, except the Enhanced Income Fund, has multiple classes of shares. Differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Investment income, net capital gains (losses) and all expenses incurred by the Funds are allocated based on relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

     The American AAdvantage International Equity Fund (the "International Fund") invests all of its investable assets in the International Equity Portfolio (the "Portfolio") of the AMR Investment Services Trust, which has the same investment objectives as the International Fund. The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the International Fund's proportionate interest in the net assets of the Portfolio. At October 31, 2003 the International Fund's investment was 94.49% of the Portfolio.

     The financial statements of the Portfolio, including Notes to Financial Statements, are included elsewhere in this report and should be read in conjunction with the International Fund's financial statements. The Notes to Financial Statements of the Portfolio includes a discussion of investment valuation, security transactions and investment income, the Management Agreement and securities lending.

  Reorganization

     On February 28, 2002, the American AAdvantage Intermediate Bond
Fund -- Plan Ahead Class acquired all the net assets of the American AAdvantage Intermediate Bond Mileage Fund pursuant to a Plan of Reorganization approved by the shareholders on February 20, 2002. The acquisition was accomplished by a tax-free exchange of 9,983.218 shares of the Plan Ahead Class of the American AAdvantage Intermediate Bond Fund for 9,904.962 shares of the American AAdvantage Intermediate Bond Mileage Fund outstanding on February 28, 2002. On that date the American AAdvantage Intermediate Bond Mileage Fund had net assets of $101,130, including $16,041 of unrealized appreciation.

     The following is a summary of the significant accounting policies followed by the Funds.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

  Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange at the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Securities traded on NASDAQ will be valued at the NASDAQ official closing price.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

     Securities for which the above valuation procedures are inappropriate, or are deemed not to reflect fair value, are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board").

     Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     The International Fund records its share of net investment income and realized and unrealized gain (loss) in the Portfolio each day. All net investment income and realized and unrealized gain (loss) of the Portfolio is allocated pro rata among the International Fund and other investors in the Portfolio at the time of such determination.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

  Forward Foreign Currency Contracts

     The Emerging Markets Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

  Repurchase Agreements

     Under the terms of a repurchase agreement, securities are acquired by a Fund from a securities dealer or a bank which are subject to resale at a later date. Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held at the Fund's custodian bank, State Street Bank and Trust Company, or at subcustodian banks. The collateral is monitored daily by each Fund so that the collateral's market value exceeds the carrying value of the repurchase agreement.

  Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets, High Yield Bond and Enhanced Income Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Dividends to Shareholders

     Dividends from net investment income of the Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, International Equity and Emerging Markets Funds normally will be declared and paid annually. The High Yield Bond, Enhanced Income, Intermediate Bond and Short-Term Bond Funds generally declare dividends from net investment income daily, payable monthly. Distributions, if any, of net realized capital gains normally will be paid annually after the close of the fiscal year in which realized.

     Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles. Accordingly, the character of

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions during the year ended October 31, 2003 and the fiscal year ended October 31, 2002 were as follows:

                                                                                                   LARGE CAP GROWTH
                                                 BALANCED                 LARGE CAP VALUE        ---------------------
                                         -------------------------   -------------------------        YEAR ENDED
                                          YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,          OCTOBER 31,
                                         -------------------------   -------------------------   ---------------------
                                            2003          2002          2003          2002         2003         2002
                                         -----------   -----------   -----------   -----------   --------     --------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
   Institutional Class.................  $   105,000   $ 5,693,000   $   502,000   $   211,000   $     --     $     --
   Plan Ahead Class....................      421,000       435,000       333,000       222,000         --           --
   AMR Class...........................   22,194,000    20,504,000    12,821,000    14,794,000    107,000       29,000
LONG-TERM CAPITAL GAIN
   Institutional Class.................           --     1,030,000            --       121,000         --           --
   Plan Ahead Class....................           --        84,000            --       149,000         --           --
   AMR Class...........................           --     3,458,000            --     7,694,000         --           --
                                         -----------   -----------   -----------   -----------   --------     --------
       TOTAL DISTRIBUTIONS PAID........  $22,720,000   $31,204,000   $13,656,000   $23,191,000   $107,000     $ 29,000
                                         -----------   -----------   -----------   -----------   --------     --------

                                                                                                   EMERGING MARKETS
                                              SMALL CAP VALUE          INTERNATIONAL EQUITY      ---------------------
                                         -------------------------   -------------------------        YEAR ENDED
                                          YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,          OCTOBER 31,
                                         -------------------------   -------------------------   ---------------------
                                            2003          2002          2003          2002         2003         2002
                                         -----------   -----------   -----------   -----------   --------     --------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
   Institutional Class.................  $   117,000   $   119,000   $15,830,000   $ 9,850,000   $ 12,000     $ 21,000
   Plan Ahead Class....................    1,089,000        47,000     2,465,000     1,966,000         --           --
   AMR Class...........................    5,971,000     7,821,000     8,401,000     6,474,000    319,000      366,000
LONG-TERM CAPITAL GAIN
   Institutional Class.................       19,000        59,000            --            --         --           --
   Plan Ahead Class....................      130,000        24,000            --            --         --           --
   AMR Class...........................      678,000     3,661,000            --            --         --           --
                                         -----------   -----------   -----------   -----------   --------     --------
       TOTAL DISTRIBUTIONS PAID........  $ 8,004,000   $11,731,000   $26,696,000   $18,290,000   $331,000     $387,000
                                         -----------   -----------   -----------   -----------   --------     --------

                                   HIGH YIELD BOND                             INTERMEDIATE BOND          SHORT-TERM BOND
                               ------------------------   ENHANCED INCOME   -----------------------   -----------------------
                                YEAR ENDED OCTOBER 31,      JUNE 30 TO      YEAR ENDED OCTOBER 31,    YEAR ENDED OCTOBER 31,
                               ------------------------     OCTOBER 31,     -----------------------   -----------------------
                                  2003          2002           2003            2001         2002         2003         2002
                               -----------   ----------   ---------------   ----------   ----------   ----------   ----------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
   Institutional Class.......  $ 6,546,000   $6,388,000      $     --       $1,957,000   $3,441,000   $  316,000   $  321,000
   Plan Ahead Class..........    6,220,000       38,000       685,000          153,000       28,000      181,000      104,000
   AMR Class.................           --           --            --        6,370,000    5,238,000    5,040,000    4,120,000
LONG-TERM CAPITAL GAIN
   Institutional Class.......           --           --            --               --           --           --           --
   Plan Ahead Class..........           --           --            --               --           --           --           --
   AMR Class.................           --           --            --               --           --           --           --
                               -----------   ----------      --------       ----------   ----------   ----------   ----------
       TOTAL DISTRIBUTIONS
         PAID................  $12,766,000   $6,426,000      $685,000       $8,480,000   $8,707,000   $5,537,000   $4,545,000
                               -----------   ----------      --------       ----------   ----------   ----------   ----------

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

     As of October 31, 2003, the components of distributable earnings were as follows (in thousands):

                                   BALANCED   LARGE CAP      LARGE CAP     SMALL CAP    INTERNATIONAL     EMERGING
                                     FUND     VALUE FUND    GROWTH FUND    VALUE FUND    EQUITY FUND    MARKETS FUND
                                   --------   ----------   -------------   ----------   -------------   ------------
Cost basis of Investments for
 federal income tax purposes.....  $572,070    $607,714      $ 46,442       $503,149     $1,234,433       $45,736
Unrealized appreciation..........   65,949      103,970         4,848         68,147        190,129        12,286
Unrealized depreciation..........  (18,711)     (36,524)       (2,051)        (8,540)       (54,318)       (1,190)
                                   --------    --------      --------       --------     ----------       -------
Net unrealized/(depreciation)....   47,238       67,446         2,797         59,607        135,811        11,096
Undistributed ordinary income....   12,379        7,619            90         13,222         12,031           291
Undistributed long-term
 gain/(loss).....................   (2,273)     (42,322)      (13,675)         3,495       (135,182)       (2,733)
                                   --------    --------      --------       --------     ----------       -------
Distributable earnings...........  $57,344     $ 32,743      $(10,788)      $ 76,324     $   12,660       $ 8,654
                                   ========    ========      ========       ========     ==========       =======

                                                      ENHANCED
                                   HIGH YIELD          INCOME       INTERMEDIATE     SHORT-TERM
                                   BOND FUND            FUND          BOND FUND      BOND FUND
                                   ----------       -------------   -------------    ----------
Cost basis of Investments for
 federal income tax purposes.....   $295,901          $111,195        $142,033        $103,705
Unrealized appreciation..........     13,010             1,588           2,371             821
Unrealized depreciation..........     (1,686)           (1,273)         (1,176)           (865)
                                    --------          --------        --------        --------
Net unrealized/(depreciation)....     11,324               315           1,195             (44)
Undistributed ordinary income....      4,478               287             501             545
Undistributed long-term
 gain/(loss).....................        866              (433)         (8,269)         (8,365)
                                    --------          --------        --------        --------
Distributable earnings...........   $ 16,668          $    169        $ (6,573)       $ (7,864)
                                    ========          ========        ========        ========

     The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, the difference between book and tax amortization for premium and market discount, and the realization for tax purposes of unrealized gains/(losses) on investment in passive foreign investment companies.

  Federal Income and Excise Taxes

     It is the policy of each of the Funds to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required. At October 31, 2003, capital loss carryforward positions for federal income tax purposes were as follows (in thousands):

FUND                                                           AMOUNT     EXPIRES
----                                                          --------    -------
Balanced....................................................  $  2,273     2010
Large Cap Value.............................................    42,322   2010-2011
Large Cap Growth............................................    13,675   2008-2011
International Equity........................................   135,182   2009-2011
Emerging Markets............................................     2,733   2009-2010
Enhanced Income.............................................       433     2011
Intermediate Bond...........................................     8,269   2008-2010
Short-Term Bond.............................................     8,365   2004-2011

  Expenses

     Expenses directly attributable to a Fund are charged to that Fund's operations. Expenses directly attributable to a class of shares are charged to that class. Expenses incurred by the Trust with respect to any two or more of the Funds are allocated in proportion to the net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be made fairly. Each share of each Fund, regardless of class, bears equally those expenses that are allocated to the Fund as a whole.

  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services. Investment assets of the International Fund are invested in the Portfolio. Management Fees paid by the Portfolio are discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Investment assets of the Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets, High Yield Bond, Enhanced Income and Intermediate Bond Funds are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Value Fund, Emerging Markets Fund, High Yield Bond Fund and Enhanced Income Fund an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. The Manager receives an annualized fee of ..25% of the average daily net assets of the Intermediate Bond Fund and pays a portion of their fee to an investment adviser hired by the Manager to direct investment activities of a portion of the Fund. Management fees paid during the year ended October 31, 2003 were as follows (dollars in thousands):

                                                                                AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT    MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE        FEE          ADVISERS         MANAGER
                                                     -----------   ----------   ---------------   -----------
Balanced Fund......................................  .225%-.70%      $1,580         $1,051           $529
Large Cap Value Fund...............................  .225%-.70%       1,837          1,266            571
Large Cap Growth Fund..............................   .50%-.70%         229            192             37
Small Cap Value Fund...............................   .35%-.60%       1,442          1,167            275
Emerging Markets Fund..............................  .80%-1.20%         347            306             41
High Yield Bond Fund...............................       0.65%       1,273          1,078            195
Enhanced Income Fund...............................   .25%-.85%         108             77             31
Intermediate Bond Fund.............................        .25%         507            217            290

     The Manager serves as the sole investment adviser to the Short-Term Bond Fund. Pursuant to the Management Agreement, the Manager receives from the Fund an annualized fee equal to .25% of the average daily net assets of the Short-Term Bond Fund.

     The Manager and the Investment Adviser of the High Yield Bond Fund have each contractually agreed to waive a portion of their fees through October 31, 2003 to the extent that Total Fund Operating Expenses exceed 0.90%. During the year ended October 31, 2003, management fees waived were as follows (in thousands):

                                                              WAIVED BY
                                                              INVESTMENT   WAIVED BY
                                                               ADVISER      MANAGER
                                                              ----------   ---------
High Yield Bond Fund........................................     $56          $56

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

     As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the period, securities lending fees paid to the Manager were as follows (in thousands):

Balanced Fund...............................................  $ 9
Large Cap Value Fund........................................    5
Small Cap Value Fund........................................   13
Emerging Markets Fund.......................................    1
High Yield Bond Fund........................................    5
Intermediate Bond Fund......................................    7

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of ..25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of each of the Funds.

  Distribution Plans

     The Trust, except for the Service Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisers hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Funds. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

  Service Plans

     The Manager and the Trust entered into Service Plans which obligates the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% based on the daily net assets of the PlanAhead and Service Classes of each Fund.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

  Investment in Affiliated Funds

     The Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets, High Yield Bond, Enhanced Income, Intermediate Bond and Short-Term Bond Funds may invest in the American AAdvantage Money Market Select Fund (the "Select Fund"), an open-end management investment company managed by the Manager. The Manager receives from the Select Fund an annualized fee equal to 0.10% of the average daily net assets. During the period, fees earned by the Manager from the Select Fund on investments made by the Fund in the Select Fund were as follows:

Balanced....................................................  $68,191
Large Cap Value.............................................   58,786
Large Cap Growth............................................    1,023
Emerging Markets............................................    3,518
Small Cap Value.............................................   44,177
High Yield Bond.............................................   17,987
Enhanced Income.............................................    1,957
Intermediate Bond...........................................   29,344
Short Term Bond.............................................    4,043

     Income distributions in thousands from the Select Fund are recorded as interest income in the accompanying financial statements and totaled $249, $287, $5, $35, $13, $213, $20 and $34 during the period for the Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets, Enhanced Income, Intermediate Bond and Short-Term Bond Funds, respectively. Cash collateral received by certain Funds in connection with securities lending is invested in the Select Fund and the AMR Enhanced Yield Business Trust (the "Business Trust"). See further discussion on securities lending in Note 4.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated Trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended October 31, 2003, the cost of air transportation was not material to any of the Funds. One Trustee, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended. At October 31, 2003, AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof owned 100% of AMR Class shares of the Funds.

  Reimbursement of Expenses

     The Manager reimbursed expenses totaling $6,829 and $6,830 for the Small Cap Value and International Equity Funds, respectively during the year ended October 31, 2003.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

3.   INVESTMENT TRANSACTIONS

     Investment transactions for the year ended October 31, 2003 (excluding short-term investments) are as follows (in thousands):

                                  LARGE CAP   LARGE CAP               EMERGING   HIGH YIELD   ENHANCED   INTERMEDIATE
                       BALANCED     VALUE      GROWTH     SMALL CAP     MKT         BOND       INCOME        BOND       SHORT-TERM
                       --------   ---------   ---------   ---------   --------   ----------   --------   ------------   ----------
Purchases............  $338,890   $143,776     $64,562    $311,752    $35,663     $351,806    $149,647     $363,130      $87,755
Proceeds from
  sales..............  $354,371   $173,760     $51,060    $193,893    $33,165     $201,117    $ 51,684     $434,256      $84,485

     The Intermediate Bond Fund had purchases and sales of U.S. Government securities of $80,094 and $112,783, respectively.

4.   SECURITIES LENDING

     The Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets, High Yield Bond, Enhanced Income, Intermediate Bond and Short-Term Bond Funds participate in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that will generally equal at least 100% of the market value of the loaned securities plus accrued interest. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Funds receive interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Funds also continue to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan. At October 31, 2003, the Funds had securities on loan as follows (in thousands):

                                           MARKET VALUE OF
FUND                                      SECURITIES ON LOAN   NON-CASH COLLATERAL   CASH COLLATERAL
----                                      ------------------   -------------------   ---------------
Balanced................................       $ 38,207               $  --             $ 38,976
Large Cap Value.........................         32,431                  --               33,294
Large Cap Growth........................            390                  --                  403
Small Cap Value.........................         77,424                  --               79,214
Emerging Markets........................          2,072                  --                2,132
High Yield Bond.........................         23,482                  --               24,245
Enhanced Income.........................          9,686                  --                9,940
Intermediate Bond.......................          8,093                  --                8,212
Short Term Bond.........................          3,475                  --                3,548

     The Custodian for each Fund, other than High Yield Bond, invested the cash collateral in the Business Trust and the Select Fund. These amounts have been included as investments in each Fund's Schedule of Investments and Statements of Assets & Liabilities. Income earned on these investments is reported as Income derived from securities lending in the Statements of Operations.

     The Manager serves as Trustee and as investment adviser to the Business Trust and the Select Fund. The Manager receives from the Business Trust and Select Fund an annualized fee equal to 0.10% of the average daily net assets.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

5.   COMMISSION RECAPTURE

     The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund's investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund.

6.   FUTURES CONTRACTS

     A summary of futures contracts at October 31, 2003 is as follows (in thousands):

                                                                                                  UNREALIZED
                                                                                      MARKET    APPRECIATION/
TYPE OF FUTURE                                             EXPIRATION     CONTRACTS    VALUE    (DEPRECIATION)
--------------                                            -------------   ---------   -------   --------------
BALANCED FUND:
  S&P 500 Index.........................................  December 2003      180      $47,228       $1,373
LARGE CAP VALUE FUND:
  Emini S&P 500 Index...................................  December 2003      160       41,980        1,236
LARGE CAP GROWTH FUND:
  Emini S&P 500 Index...................................  December 2003       11          577            5
SMALL CAP VALUE FUND:
  Russell 2000 Index....................................  December 2003      191       50,457          317

7.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Funds (in thousands):

Period Ended October 31, 2003

                                                    INSTITUTIONAL CLASS      PLANAHEAD CLASS          AMR CLASS
                                                    -------------------    --------------------   ------------------
BALANCED FUND                                       SHARES      AMOUNT     SHARES      AMOUNT     SHARES     AMOUNT
-------------                                       -------    --------    -------    ---------   -------   --------
Shares sold.....................................        381    $  4,168        319     $ 3,669     5,544    $ 64,393
Reinvestment of dividends.......................          8          92         39         418     2,049      22,194
Shares redeemed.................................       (513)     (5,769)      (261)     (2,914)   (7,735)    (88,073)
                                                    -------    --------    -------     -------    ------    --------
Net increase (decrease) in shares outstanding...       (124)   $ (1,509)        97     $ 1,173      (142)   $ (1,486)
                                                    =======    ========    =======     =======    ======    ========

                                                    INSTITUTIONAL CLASS      PLANAHEAD CLASS          AMR CLASS
                                                    -------------------    --------------------   ------------------
LARGE CAP VALUE FUND                                SHARES      AMOUNT     SHARES      AMOUNT     SHARES     AMOUNT
--------------------                                -------    --------    -------    ---------   -------   --------
Shares sold.....................................        559    $  7,483        421     $ 5,507     1,874    $ 24,921
Reinvestment of dividends.......................         17         214         27         334     1,022      12,820
Shares redeemed.................................       (791)    (10,435)      (349)     (4,356)   (5,346)    (68,500)
                                                    -------    --------    -------     -------    ------    --------
Net increase (decrease) in shares outstanding...       (215)   $ (2,738)        99     $ 1,485    (2,450)   $(30,759)
                                                    =======    ========    =======     =======    ======    ========

                                                 INSTITUTIONAL CLASS          AMR CLASS
                                                 --------------------    --------------------
LARGE CAP GROWTH FUND                            SHARES      AMOUNT      SHARES      AMOUNT
---------------------                            -------    ---------    -------    ---------
Shares sold..................................         --    $      --      5,050    $  24,357
Reinvestment of dividends....................         --           --         24          107
Shares redeemed..............................         --           --     (2,328)     (10,846)
                                                 -------    ---------    -------    ---------
Net increase in shares outstanding...........         --    $      --      2,746    $  13,618
                                                 =======    =========    =======    =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS       PLANAHEAD CLASS         SERVICE CLASS           AMR CLASS
                           --------------------    --------------------    -----------------    -------------------
SMALL CAP VALUE FUND       SHARES      AMOUNT      SHARES      AMOUNT      SHARES     AMOUNT    SHARES      AMOUNT
--------------------       -------    ---------    -------    ---------    -------    ------    -------    --------
Shares sold............      5,804    $  86,593      3,895    $  50,470         --      $1       7,133     $ 99,552
Reinvestment of
  dividends............         12          135        107        1,219         --      --         579        6,649
Shares redeemed........     (2,235)     (27,191)    (1,251)     (16,693)        --      --      (3,437)     (40,106)
                           -------    ---------    -------    ---------    -------      --      ------     --------
Net increase in shares
  outstanding..........      3,581    $  59,537      2,751    $  34,996         --      $1       4,275     $ 66,095
                           =======    =========    =======    =========    =======      ==      ======     ========

                           INSTITUTIONAL CLASS       PLANAHEAD CLASS          SERVICE CLASS          AMR CLASS
INTERNATIONAL EQUITY       --------------------    --------------------    -------------------   ------------------
FUND                       SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT    SHARES     AMOUNT
--------------------       -------    ---------    -------    ---------    -------    --------   -------   --------
Shares sold............     17,587    $ 222,848     23,195    $ 310,919         --    $      1    2,789    $ 35,557
Reinvestment of
  dividends............      1,158       13,713        207        2,431         --          --      707       8,401
Shares redeemed*.......    (16,430)    (212,287)   (20,177)    (271,010)        --          --   (4,456)    (58,396)
                           -------    ---------    -------    ---------    -------    --------   ------    --------
Net increase (decrease)
  in shares
  outstanding..........      2,315    $  24,274      3,225    $  42,340         --    $      1     (960)   $(14,438)
                           =======    =========    =======    =========    =======    ========   ======    ========

* Net of Redemption Fees

                                                   INSTITUTIONAL CLASS       PLANAHEAD CLASS         AMR CLASS
                                                   --------------------    -------------------   ------------------
EMERGING MARKETS FUND                              SHARES      AMOUNT      SHARES      AMOUNT    SHARES     AMOUNT
---------------------                              -------    ---------    -------    --------   -------   --------
Shares sold....................................         88    $     767         47    $    406    1,889    $ 16,558
Reinvestment of dividends......................          2           12         --          --       42         319
Shares redeemed................................         --           --         --          --   (1,629)    (14,387)
                                                   -------    ---------    -------    --------   ------    --------
Net increase in shares outstanding.............         90    $     779         47    $    406      302    $  2,490
                                                   =======    =========    =======    ========   ======    ========

                                                   INSTITUTIONAL CLASS       PLANAHEAD CLASS       SERVICE CLASS
                                                   --------------------    -------------------   ------------------
HIGH YIELD BOND FUND                               SHARES      AMOUNT      SHARES      AMOUNT    SHARES     AMOUNT
--------------------                               -------    ---------    -------    --------   -------   --------
Shares sold....................................     14,111    $ 146,141     16,319    $166,439       --    $      1
Reinvestment of dividends......................        683        7,122         89         887       --          --
Shares redeemed................................    (10,637)    (107,921)    (5,121)    (53,774)      --          --
                                                   -------    ---------    -------    --------   ------    --------
Net increase in shares outstanding.............      4,157    $  45,342     11,287    $113,552       --    $      1
                                                   =======    =========    =======    ========   ======    ========

                                                     PLANAHEAD CLASS
                                                   --------------------
ENHANCED INCOME FUND                               SHARES      AMOUNT
--------------------                               -------    ---------
Shares sold....................................     10,478    $ 104,430
Reinvestment of dividends......................         --            1
Shares redeemed................................       (329)      (3,241)
                                                   -------    ---------
Net increase in shares outstanding.............     10,149    $ 101,190
                                                   =======    =========

                                                   INSTITUTIONAL CLASS       PLANAHEAD CLASS         AMR CLASS
                                                   --------------------    -------------------   ------------------
INTERMEDIATE BOND FUND                             SHARES      AMOUNT      SHARES      AMOUNT    SHARES     AMOUNT
----------------------                             -------    ---------    -------    --------   -------   --------
Shares sold....................................        300    $   3,165      1,175    $ 12,285    4,798    $ 49,658
Reinvestment of dividends......................         13          142          5          50      628       6,495
Shares redeemed................................     (7,403)     (79,198)    (1,209)    (12,736)  (6,647)    (68,630)
                                                   -------    ---------    -------    --------   ------    --------
Net decrease in shares outstanding.............     (7,090)   $ (75,891)       (29)   $   (401)  (1,221)   $(12,477)
                                                   =======    =========    =======    ========   ======    ========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
SHORT-TERM BOND FUND                           SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
--------------------                           -------    ---------    -------    -----------   -------   ---------
Shares sold................................        174    $   1,640        889    $     8,365    2,305    $  21,780
Reinvestment of dividends..................         16          150         17            160      535        5,039
Shares redeemed............................       (677)      (6,395)      (658)        (6,206)  (2,498)     (23,514)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase (decrease) in shares
  outstanding..............................       (487)   $  (4,605)       248    $     2,319      342    $   3,305
                                               =======    =========    =======    ===========   ======    =========

Year Ended October 31, 2002

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
BALANCED FUND                                  SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
-------------                                  -------    ---------    -------    -----------   -------   ---------
Shares sold................................      3,527    $  41,875        416    $     4,967    5,439    $  64,360
Reinvestment of dividends..................        554        6,667         44            516    1,997       23,962
Shares redeemed............................    (16,328)    (188,773)      (507)        (5,958)  (6,696)     (77,133)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase (decrease) in capital shares
  outstanding..............................    (12,247)   $(140,231)       (47)   $      (475)     740    $  11,189
                                               =======    =========    =======    ===========   ======    =========

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
LARGE CAP VALUE FUND                           SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
--------------------                           -------    ---------    -------    -----------   -------   ---------
Shares sold................................      1,292    $  17,936      2,268    $    30,589    2,534    $  36,717
Reinvestment of dividends..................         16          246         25            371    1,514       22,489
Shares redeemed............................       (282)      (3,985)    (1,852)       (25,285)  (8,442)    (116,415)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase (decrease) in capital shares
  outstanding..............................      1,026    $  14,197        441    $     5,675   (4,394)   $ (57,209)
                                               =======    =========    =======    ===========   ======    =========

                                               INSTITUTIONAL CLASS           AMR CLASS
                                               --------------------    ----------------------
LARGE CAP GROWTH FUND                          SHARES      AMOUNT      SHARES       AMOUNT
---------------------                          -------    ---------    -------    -----------
Shares sold................................         --    $      --      3,748    $    20,300
Reinvestment of dividends..................         --           --          5             29
Shares redeemed............................         --           --     (1,774)        (9,029)
                                               -------    ---------    -------    -----------
Net increase in capital shares
  outstanding..............................         --    $      --      1,979    $    11,300
                                               =======    =========    =======    ===========

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
SMALL CAP VALUE FUND                           SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
--------------------                           -------    ---------    -------    -----------   -------   ---------
Shares sold................................      2,296    $  32,038      1,910    $    25,673   10,370    $ 141,711
Reinvestment of dividends..................         14          178          6             70      927       11,481
Shares redeemed............................       (568)      (6,849)      (577)        (7,272)  (7,036)     (85,209)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase in capital shares
  outstanding..............................      1,742    $  25,367      1,339    $    18,471    4,261    $  67,983
                                               =======    =========    =======    ===========   ======    =========

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
INTERNATIONAL EQUITY FUND                      SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
-------------------------                      -------    ---------    -------    -----------   -------   ---------
Shares sold................................     56,942    $ 789,155     76,125    $ 1,032,877    3,890    $  53,155
Reinvestment of dividends..................        625        8,727        142          1,961      461        6,474
Shares redeemed............................    (50,862)    (712,783)   (76,321)    (1,039,202)  (4,403)     (59,899)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase (decrease) in capital shares
  outstanding..............................      6,705    $  85,099        (54)   $    (4,096)     (52)   $    (270)
                                               =======    =========    =======    ===========   ======    =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
EMERGING MARKETS FUND                          SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
---------------------                          -------    ---------    -------    -----------   -------   ---------
Shares sold................................         18    $     152         --    $         1    3,113    $  25,835
Reinvestment of dividends..................          3           21         --             --       49          366
Shares redeemed............................         --           --         --             --   (1,737)     (13,977)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase in capital shares
  outstanding..............................         21    $     173         --    $         1    1,425    $  12,224
                                               =======    =========    =======    ===========   ======    =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS
                                                 --------------------    --------------------
HIGH YIELD BOND FUND                             SHARES      AMOUNT      SHARES      AMOUNT
--------------------                             -------    ---------    -------    ---------
Shares sold..................................      7,138    $  71,171        566    $   5,461
Reinvestment of dividends....................        594        5,900          3           32
Shares redeemed..............................     (2,275)     (22,513)      (151)      (1,452)
                                                 -------    ---------    -------    ---------
Net increase in capital shares outstanding...      5,457    $  54,558        418    $   4,041
                                                 =======    =========    =======    =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                 --------------------    --------------------   -------------------
INTERMEDIATE BOND FUND                           SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
----------------------                           -------    ---------    -------    ---------   -------   ---------
Shares sold..................................      3,344    $  34,250        224    $   2,267    9,032    $  91,599
Reinvestment of dividends....................        310        3,180          3           26      519        5,238
Shares redeemed..............................     (2,256)     (23,199)      (100)      (1,015)  (4,753)     (47,668)
Shares acquired from merger..................         --           --         10          101       --           --
                                                 -------    ---------    -------    ---------   ------    ---------
Net increase in capital shares outstanding...      1,398    $  14,231        137    $   1,379    4,798    $  49,169
                                                 =======    =========    =======    =========   ======    =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                 --------------------    --------------------   -------------------
SHORT-TERM BOND FUND                             SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
--------------------                             -------    ---------    -------    ---------   -------   ---------
Shares sold..................................      2,306    $  21,752      1,052    $   9,909    2,674    $  25,248
Reinvestment of dividends....................         24          233         10           95      437        4,123
Shares redeemed..............................     (1,881)     (17,746)      (821)      (7,729)  (2,054)     (19,395)
                                                 -------    ---------    -------    ---------   ------    ---------
Net increase in capital shares outstanding...        449    $   4,239        241    $   2,275    1,057    $   9,976
                                                 =======    =========    =======    =========   ======    =========

--------------------------------------------------------------------------------

                             (AMERICAN EAGLE LOGO)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                INSTITUTIONAL CLASS
                                                              -------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------
                                                               2003      2002       2001(D E G)   2000(B)      1999
                                                              ------    ------      -----------   --------   --------
Net asset value, beginning of period........................  $10.97    $12.07       $  12.27     $  13.01   $  14.56
                                                              ------    ------       --------     --------   --------
Income from investment operations:
    Net investment income(A C)..............................    0.30      0.11           0.51         0.58       0.50
    Net gains (losses) on securities (both realized and
      unrealized)(C)........................................    1.85     (0.69)         (0.03)       (0.03)     (0.39)
                                                              ------    ------       --------     --------   --------
Total income (loss) from investment operations..............    2.15     (0.58)          0.48         0.55       0.11
                                                              ------    ------       --------     --------   --------
Less distributions:
    Dividends from net investment income....................   (0.13)    (0.44)         (0.68)       (0.51)     (0.49)
    Distributions from net realized gains on securities.....      --     (0.08)            --        (0.78)     (1.17)
                                                              ------    ------       --------     --------   --------
Total distributions.........................................   (0.13)    (0.52)         (0.68)       (1.29)     (1.66)
                                                              ------    ------       --------     --------   --------
Net asset value, end of period..............................  $12.99    $10.97       $  12.07     $  12.27   $  13.01
                                                              ======    ======       ========     ========   ========
Total return................................................  19.77%     (5.14)%        4.07%        5.13%      0.53%
                                                              ======    ======       ========     ========   ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $9,041    $8,994       $157,775     $260,880   $139,519
    Ratios to average net assets (annualized):
      Expenses(C)...........................................   0.63%     0.62%          0.62%        0.61%      0.59%
      Net investment income(C)..............................   2.74%     3.12%          3.56%        4.39%      3.55%
    Portfolio turnover rate(F)..............................     69%       84%           122%         121%        90%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) GSB Investment Management, Inc. was removed as an investment adviser to the Balanced Fund on March 1, 2000.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Balanced Portfolio through February 28, 2002.

(D) On September 7, 2001, AMR Investment Services, Inc. assumed management of the fixed income portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(E) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the equity portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(F) The American AAdvantage Balanced Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(G) Independence Investment LLC was removed as an investment adviser to the Balanced Fund on November 30, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     PLANAHEAD CLASS                                                   AMR CLASS
----------------------------------------------------------   --------------------------------------------------------------
                  YEAR ENDED OCTOBER 31,                                         YEAR ENDED OCTOBER 31,
----------------------------------------------------------   --------------------------------------------------------------
 2003         2002         2001(D E G)   2000(B)    1999       2003          2002         2001(D E G)   2000(B)      1999
-------      -------       -----------   -------   -------   --------      --------       -----------   --------   --------
$ 10.81      $ 11.88         $ 12.08     $ 12.79   $ 14.35   $  10.98      $  12.06        $  12.27     $  13.02   $  14.57
-------      -------         -------     -------   -------   --------      --------        --------     --------   --------
   0.36         0.41            0.51        0.53      0.44       0.34          0.48            0.56         0.61       0.54
   1.66        (0.99)          (0.06)         --     (0.39)      1.78         (1.01)          (0.05)       (0.03)     (0.39)
-------      -------         -------     -------   -------   --------      --------        --------     --------   --------
   2.02        (0.58)           0.45        0.53      0.05       2.12         (0.53)           0.51         0.58       0.15
-------      -------         -------     -------   -------   --------      --------        --------     --------   --------
  (0.43)       (0.41)          (0.65)      (0.46)    (0.44)     (0.50)        (0.47)          (0.72)       (0.55)     (0.53)
     --        (0.08)             --       (0.78)    (1.17)        --         (0.08)             --        (0.78)     (1.17)
-------      -------         -------     -------   -------   --------      --------        --------     --------   --------
  (0.43)       (0.49)          (0.65)      (1.24)    (1.61)     (0.50)        (0.55)          (0.72)       (1.33)     (1.70)
-------      -------         -------     -------   -------   --------      --------        --------     --------   --------
$ 12.40      $ 10.81         $ 11.88     $ 12.08   $ 12.79   $  12.60      $  10.98        $  12.06     $  12.27   $  13.02
=======      =======         =======     =======   =======   ========      ========        ========     ========   ========
 19.36%        (5.18)%         3.84%       4.88%     0.22%     20.06%         (4.71)%         4.38%        5.37%      0.83%
=======      =======         =======     =======   =======   ========      ========        ========     ========   ========
$13,321      $10,561         $12,176     $11,643   $22,753   $557,612      $487,526        $526,405     $525,040   $840,935
  0.94%        0.90%           0.84%       0.90%     0.90%      0.38%         0.35%           0.36%        0.35%      0.34%
  2.40%        2.83%           3.29%       4.01%     3.21%      2.98%         3.39%           3.77%        4.54%      3.81%
    69%          84%            122%        121%       90%        69%           84%            122%         121%        90%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                     INSTITUTIONAL CLASS
                                                    -----------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                                    -----------------------------------------------------
                                                     2003       2002      2001(B G)    2000(E)    1999(D)
                                                    -------    -------    ---------    -------    -------
Net asset value, beginning of period..............  $ 12.55    $ 14.51     $ 15.83     $ 18.69    $ 20.93
                                                    -------    -------     -------     -------    -------
Income from investment operations:
   Net investment income (loss)(A C)..............     0.20       0.27        0.28        0.47       0.38
   Net gains (losses) on securities (both realized
     and unrealized)(C)...........................     3.16      (1.76)      (0.61)       0.06       0.04
                                                    -------    -------     -------     -------    -------
Total income (loss) from investment operations....     3.36      (1.49)      (0.33)       0.53       0.42
                                                    -------    -------     -------     -------    -------
Less distributions:
   Dividends from net investment income...........    (0.29)     (0.30)      (0.50)      (0.34)     (0.40)
   Distributions from net realized gains on
     securities...................................       --      (0.17)      (0.49)      (3.05)     (2.26)
                                                    -------    -------     -------     -------    -------
Total distributions...............................    (0.29)     (0.47)      (0.99)      (3.39)     (2.66)
                                                    -------    -------     -------     -------    -------
Net asset value, end of period....................  $ 15.62    $ 12.55     $ 14.51     $ 15.83    $ 18.69
                                                    =======    =======     =======     =======    =======
Total return......................................   27.30%     (10.83)%     (2.21)%     4.81%      1.72%
                                                    =======    =======     =======     =======    =======
Ratios and supplemental data:
   Net assets, end of period (in thousands).......  $23,512    $23,512     $10,081     $ 7,594    $45,039
   Ratios to average net assets (annualized):
     Expenses(C)..................................    0.66%      0.61%       0.64%       0.53%      0.59%
     Net investment income(C).....................    1.88%      1.82%       1.76%       3.71%      1.94%
   Portfolio turnover rate(F).....................      27%        34%         60%         58%        33%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Large Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Value Portfolio through February 28, 2002.

(D) Prior to March 1, 1999, the Large Cap Value Fund was known as the Growth and Income Fund.

(E) GSB Investment Management, Inc. was removed as an investment adviser to the Large Cap Value Fund on March 1, 2000.

(F) The American AAdvantage Large Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(G) Metropolitan West Capital Management, LLC replaced Independence Investment LLC as investment adviser to the Large Cap Value Fund on December 1, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    PLANAHEAD CLASS                                              AMR CLASS
 -----------------------------------------------------   ----------------------------------------------------------
                YEAR ENDED OCTOBER 31,                                     YEAR ENDED OCTOBER 31,
 -----------------------------------------------------   ----------------------------------------------------------
    2003        2002     2001(B G)   2000(E)   1999(D)      2003         2002     2001(B G)   2000(E)     1999(D)
 -----------   -------   ---------   -------   -------   -----------   --------   ---------   --------   ----------
   $ 12.09     $ 14.00   $  15.40    $ 18.41   $ 20.67    $  12.40     $  14.34   $  15.75    $  18.77   $    21.03
   -------     -------   --------    -------   -------    --------     --------   --------    --------   ----------
      0.10        0.25       0.26       0.60      0.35        0.29         0.31       0.34        0.65         0.49
      3.11       (1.74)     (0.62)     (0.13)     0.01        3.06        (1.75)     (0.63)      (0.09)       (0.02)
   -------     -------   --------    -------   -------    --------     --------   --------    --------   ----------
      3.21       (1.49)     (0.36)      0.47      0.36        3.35        (1.44)     (0.29)       0.56         0.47
   -------     -------   --------    -------   -------    --------     --------   --------    --------   ----------
     (0.25)      (0.25)     (0.55)     (0.43)    (0.36)      (0.31)       (0.33)     (0.63)      (0.53)       (0.47)
        --       (0.17)     (0.49)     (3.05)    (2.26)         --        (0.17)     (0.49)      (3.05)       (2.26)
   -------     -------   --------    -------   -------    --------     --------   --------    --------   ----------
     (0.25)      (0.42)     (1.04)     (3.48)    (2.62)      (0.31)       (0.50)     (1.12)      (3.58)       (2.73)
   -------     -------   --------    -------   -------    --------     --------   --------    --------   ----------
   $ 15.05     $ 12.09   $  14.00    $ 15.40   $ 18.41    $  15.44     $  12.40   $  14.34    $  15.75   $    18.77
   =======     =======   ========    =======   =======    ========     ========   ========    ========   ==========
    26.99%      (11.13)%    (2.47)%    4.56%     1.41%      27.64%       (10.62)%    (1.98)%     5.08%        1.97%
   =======     =======   ========    =======   =======    ========     ========   ========    ========   ==========
   $21,331     $15,941   $ 12,280    $11,507   $20,095    $598,869     $511,287   $654,239    $737,111   $1,384,358
     0.95%       0.93%      0.89%      0.84%     0.90%       0.39%        0.36%      0.36%       0.34%        0.34%
     1.57%       1.53%      1.54%      2.51%     1.62%       2.13%        2.06%      2.09%       3.07%        2.17%
       27%         34%        60%        58%       33%         27%          34%        60%         58%          33%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                    INSTITUTIONAL CLASS                                AMR CLASS
                                         ------------------------------------------   -------------------------------------------
                                                  YEAR ENDED                                   YEAR ENDED
                                                 OCTOBER 31,            JULY 31 TO             OCTOBER 31,            JULY 31 TO
                                         ----------------------------   OCTOBER 31,   -----------------------------   OCTOBER 31,
                                          2003      2002       2001        2000         2003      2002       2001        2000
                                         -------   -------    -------   -----------   --------   -------    -------   -----------
Net asset value, beginning of period...  $  4.53   $  5.66    $  9.54     $10.00      $   4.54   $  5.67    $  9.55     $ 10.00
                                         -------   -------    -------     ------      --------   -------    -------     -------
Income from investment operations:
   Net investment income (loss)(A).....     0.02      0.03      (0.01)        --          0.02      0.02       0.01        0.01
   Net gains (losses) on securities
     (both realized and
     unrealized)(A)....................     0.94     (1.16)     (3.86)     (0.46)         0.93     (1.14)     (3.87)      (0.46)
                                         -------   -------    -------     ------      --------   -------    -------     -------
Total income (loss) from investment
 operations............................     0.96     (1.13)     (3.87)     (0.46)         0.95     (1.12)     (3.86)      (0.45)
                                         -------   -------    -------     ------      --------   -------    -------     -------
Less distributions:
   Dividends from net investment
     income............................    (0.02)       --      (0.01)        --         (0.01)    (0.01)     (0.02)         --
                                         -------   -------    -------     ------      --------   -------    -------     -------
Total distributions....................    (0.02)       --      (0.01)        --         (0.01)    (0.01)     (0.02)         --
                                         -------   -------    -------     ------      --------   -------    -------     -------
Net asset value, end of period.........  $  5.47   $  4.53    $  5.66     $ 9.54      $   5.48   $  4.54    $  5.67     $  9.55
                                         =======   =======    =======     ======      ========   =======    =======     =======
Total return...........................   21.15%    (19.96)%   (40.62)%    (4.60)%(C)   21.09%    (19.85)%   (40.51)%     (4.50)%(C)
                                         =======   =======    =======     ======      ========   =======    =======     =======
Ratios and supplemental data:
   Net assets, end of period (in
     thousands)........................  $     1   $     1    $     1     $    1      $ 48,926   $28,017    $23,804     $19,505
   Ratios to average net assets
     (annualized)(A):
     Expenses..........................    0.87%     0.87%      0.99%      0.99%         0.68%     0.67%      0.70%       0.74%
     Net investment income (loss)......    0.18%     0.06%      (0.26)%       --         0.40%     0.30%      0.08%       0.25%
     Decrease reflected in above
       expense ratio due to absorption
       of expenses by the Manager(A)...       --        --      0.02%      0.29%            --        --      0.02%       0.14%
   Portfolio turnover rate(B)..........     138%      135%        85%         9%(C)       138%      135%        85%          9%(C)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Growth Portfolio through February 28, 2001.

(B) The American AAdvantage Large Cap Growth Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2001. Portfolio turnover rate through February 28, 2001 was that of the Portfolio.

(C)  Not annualized.

--------------------------------------------------------------------------------

                             (AMERICAN EAGLE LOGO)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                 INSTITUTIONAL CLASS
                                                              ---------------------------------------------------------
                                                                                                           DECEMBER 31,
                                                                       YEAR ENDED OCTOBER 31,                1998 TO
                                                              -----------------------------------------    OCTOBER 31,
                                                              2003(D)      2002      2001(C)     2000          1999
                                                              --------    -------    -------    -------    ------------
Net asset value, beginning of period........................  $  11.28    $ 11.69    $ 10.08    $  9.07      $ 10.00
                                                              --------    -------    -------    -------      -------
Income from investment operations:
   Net investment income (loss)(A)..........................     (0.01)     (0.01)      0.16       0.21         0.07
   Net gains (losses) on securities (both realized and
     unrealized)(A).........................................      5.24       0.47       1.81       1.01        (1.00)
                                                              --------    -------    -------    -------      -------
Total income (loss) from investment operations..............      5.23       0.46       1.97       1.22        (0.93)
                                                              --------    -------    -------    -------      -------
Less distributions:
   Dividends from net investment income.....................     (0.02)     (0.11)     (0.19)     (0.04)          --
   Distributions from net realized gains on securities......     (0.28)     (0.76)     (0.17)     (0.17)          --
                                                              --------    -------    -------    -------      -------
Total distributions.........................................     (0.30)     (0.87)     (0.36)     (0.21)          --
                                                              --------    -------    -------    -------      -------
Net asset value, end of period..............................  $  16.21    $ 11.28    $ 11.69    $ 10.08      $  9.07
                                                              ========    =======    =======    =======      =======
Total return................................................    47.45%      3.29%     20.16%     13.78%        (9.30)%(E)
                                                              ========    =======    =======    =======      =======
Ratios and supplemental data:
   Net assets, end of period (in thousands).................  $ 89,579    $21,936    $ 2,364    $ 1,955      $ 2,117
   Ratios to average net assets (annualized):
     Expenses(A)............................................     0.89%      0.82%      0.89%      0.92%        0.96%
     Net investment income(loss)(A).........................     0.60%      0.81%      1.38%      1.62%        0.84%
     Decrease reflected in above expense ratio due to
       absorption of expenses by the Manager(A).............        --         --         --      0.06%        1.23%
   Portfolio turnover rate(B)...............................       75%        81%        93%        63%          31%(E)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Small Cap Value Portfolio through February 28, 2002.

(B) The American AAdvantage Small Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Small Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(D) Barrow, Hanley, Mewhinney & Strauss, Inc. was added as an investment adviser to the Small Cap Value Fund on September 18, 2003.

(E)  Not annualized.

(F) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    PLANAHEAD CLASS                       SERVICE CLASS                         AMR CLASS
-------------------------------------------------------   -------------   ------------------------------------------------------
           YEAR ENDED OCTOBER 31,           MARCH 1 TO      MAY 1 TO               YEAR ENDED OCTOBER 31,            MARCH 1 TO
    -------------------------------------   OCTOBER 31,    OCTOBER 31,    ----------------------------------------   OCTOBER 31,
    2003(D)    2002     2001(C)    2000        1999          2003(D)      2003(D)      2002     2001(C)     2000        1999
    -------   -------   -------   -------   -----------   -------------   --------   --------   --------   -------   -----------
    $ 11.22   $ 11.64   $ 10.08   $  9.05     $  9.13       $   11.88     $  11.30   $  11.71   $  10.10   $  9.08     $  9.13
    -------   -------   -------   -------     -------       ---------     --------   --------   --------   -------     -------
       0.05      0.06      0.15      0.08        0.02              --         0.10       0.15       0.15      0.22        0.04
       5.08      0.36      1.76      1.14       (0.10)           4.04         5.15       0.34       1.85      1.04       (0.09)
    -------   -------   -------   -------     -------       ---------     --------   --------   --------   -------     -------
       5.13      0.42      1.91      1.22       (0.08)           4.04         5.25       0.49       2.00      1.26       (0.05)
    -------   -------   -------   -------     -------       ---------     --------   --------   --------   -------     -------
      (0.12)    (0.08)    (0.18)    (0.02)         --              --        (0.14)     (0.14)     (0.22)    (0.07)         --
      (0.28)    (0.76)    (0.17)    (0.17)         --              --        (0.28)     (0.76)     (0.17)    (0.17)         --
    -------   -------   -------   -------     -------       ---------     --------   --------   --------   -------     -------
      (0.40)    (0.84)    (0.35)    (0.19)         --              --        (0.42)     (0.90)     (0.39)    (0.24)         --
    -------   -------   -------   -------     -------       ---------     --------   --------   --------   -------     -------
    $ 15.95   $ 11.22   $ 11.64   $ 10.08     $  9.05       $   15.92     $  16.13   $  11.30   $  11.71   $ 10.10     $  9.08
    =======   =======   =======   =======     =======       =========     ========   ========   ========   =======     =======
     47.12%     2.99%    19.58%    13.76%       (0.88)%(E)      34.01%(E)   47.93%      3.54%     20.52%    14.19%       (0.55)%(E)
    =======   =======   =======   =======     =======       =========     ========   ========   ========   =======     =======
    $66,906   $16,190   $ 1,197   $   440     $    74       $       1     $327,542   $181,180   $137,811   $53,715     $64,662
      1.16%     1.11%     1.17%     1.18%       1.28%           1.49%        0.61%      0.56%      0.64%     0.68%       0.70%
      0.39%     0.52%     1.06%     1.71%       0.57%           (0.05)%      0.95%      1.09%      1.55%     1.89%       1.14%
         --        --        --     0.06%       0.18%       1,087.55%           --         --         --     0.06%       0.24%
        75%       81%       93%       63%         31%(E)          75%(F)       75%        81%        93%       63%         31%(E)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                INSTITUTIONAL CLASS
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                              2003(F)       2002      2001(E)       2000      1999(B)
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period........................  $  12.10    $  13.77    $  17.95    $  19.36    $  16.93
                                                              --------    --------    --------    --------    --------
Income from investment operations:
   Net investment income(A D)...............................      0.25        0.21        0.24        0.36        0.35
   Net gains (losses) on securities (both realized and
    unrealized)(D)..........................................      3.47       (1.62)      (2.96)       0.18        2.92
                                                              --------    --------    --------    --------    --------
Total income (loss) from investment operations..............      3.72       (1.41)      (2.72)       0.54        3.27
                                                              --------    --------    --------    --------    --------
Less distributions:
   Dividends from net investment income.....................     (0.36)      (0.26)      (0.22)      (0.31)      (0.35)
   Distributions from net realized gains on securities......        --          --       (1.24)      (1.64)      (0.49)
                                                              --------    --------    --------    --------    --------
Total distributions.........................................     (0.36)      (0.26)      (1.46)      (1.95)      (0.84)
                                                              --------    --------    --------    --------    --------
Net asset value, end of period..............................  $  15.46    $  12.10    $  13.77    $  17.95    $  19.36
                                                              ========    ========    ========    ========    ========
Total return................................................    31.61%      (10.51)%    (16.54)%     2.36%      19.98%
                                                              ========    ========    ========    ========    ========
Ratios and supplemental data:
   Net assets, end of period (in thousands).................  $722,333    $537,476    $519,151    $587,869    $601,923
   Ratios to average net assets (annualized):
    Expenses(D).............................................     0.79%       0.75%       0.78%       0.72%       0.64%
    Net investment income(D)................................     1.97%       1.56%       1.54%       1.64%       2.00%
    Decrease reflected in above expense ratio due to
      absorption of expenses by the Manager (D).............        --          --          --          --          --
   Portfolio turnover rate(C)...............................       44%         43%         36%         45%         63%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) Morgan Stanley Asset Management, Inc. was replaced by Lazard Asset Management LLC and Independence Investment LLC as investment adviser to the International Equity Fund on March 1, 1999.

(C) The American AAdvantage International Equity Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services International Equity Portfolio.

(E) Causeway Capital Management, LLC replaced Merrill Lynch Investment Managers, L.P. as investment adviser to the International Equity Fund on August 31, 2001.

(F) Independence Investment LLC was removed as an investment adviser to the International Equity Fund on October 24, 2003.

(G)  Not annualized

(H) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   PLANAHEAD CLASS                      SERVICE CLASS                        AMR CLASS
-----------------------------------------------------   -------------   ----------------------------------------------------
                 YEAR ENDED OCTOBER 31,                   MAY 1 TO                     YEAR ENDED OCTOBER 31,
    -------------------------------------------------    OCTOBER 31,    ----------------------------------------------------
    2003(F)     2002     2001(E)     2000     1999(B)      2003(F)      2003(F)      2002     2001(E)      2000     1999(B)
    --------   -------   --------   -------   -------   -------------   --------   --------   --------   --------   --------
    $  11.95   $ 13.58   $  17.72   $ 19.13   $ 16.75    $    12.18     $  12.18   $  13.86   $  18.07   $  19.46   $  17.01
    --------   -------   --------   -------   -------    ----------     --------   --------   --------   --------   --------
        0.22      0.15       0.19      0.31      0.30          0.09         0.29       0.24       0.28       0.41       0.39
        3.46     (1.56)     (2.92)     0.18      2.89          3.04         3.46      (1.62)     (2.98)      0.20       2.94
    --------   -------   --------   -------   -------    ----------     --------   --------   --------   --------   --------
        3.68     (1.41)     (2.73)     0.49      3.19          3.13         3.75      (1.38)     (2.70)      0.61       3.33
    --------   -------   --------   -------   -------    ----------     --------   --------   --------   --------   --------
       (0.29)    (0.22)     (0.17)    (0.26)    (0.32)           --        (0.39)     (0.30)     (0.27)     (0.36)     (0.39)
          --        --      (1.24)    (1.64)    (0.49)           --           --         --      (1.24)     (1.64)     (0.49)
    --------   -------   --------   -------   -------    ----------     --------   --------   --------   --------   --------
       (0.29)    (0.22)     (1.41)    (1.90)    (0.81)           --        (0.39)     (0.30)     (1.51)     (2.00)     (0.88)
    --------   -------   --------   -------   -------    ----------     --------   --------   --------   --------   --------
    $  15.34   $ 11.95   $  13.58   $ 17.72   $ 19.13    $    15.31     $  15.54   $  12.18   $  13.86   $  18.07   $  19.46
    ========   =======   ========   =======   =======    ==========     ========   ========   ========   ========   ========
      31.62%    (10.57)%   (16.79)%   2.08%    19.68%        25.70%(G)    31.77%     (10.26)%   (16.35)%    2.69%     20.27%
    ========   =======   ========   =======   =======    ==========     ========   ========   ========   ========   ========
    $177,425   $99,636   $113,948   $85,680   $60,602    $        1     $322,801   $264,579   $301,762   $428,329   $602,593
       1.10%     1.04%      1.10%     1.01%     0.93%         1.50%        0.52%      0.49%      0.52%      0.46%      0.39%
       1.68%     1.35%      1.22%     1.43%     1.71%         1.33%        2.22%      1.81%      1.78%      1.92%      2.25%
          --        --         --        --        --     1,137.58%           --         --         --         --         --
         44%       43%        36%       45%       63%           44%(H)       44%        43%        36%        45%        63%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                          INSTITUTIONAL CLASS
                                                              -------------------------------------------
                                                                       YEAR ENDED
                                                                      OCTOBER 31,             JULY 31 TO
                                                              ----------------------------    OCTOBER 31,
                                                               2003       2002      2001         2000
                                                              -------    ------    -------    -----------
Net asset value, beginning of period........................  $  7.20    $ 6.64    $  8.17      $ 10.00
                                                              -------    ------    -------      -------
Income from investment operations:
    Net investment income(A)................................     0.04      0.09       0.11           --
    Net gains (losses) on securities (both realized and
      unrealized)(A)........................................     3.43      0.56      (1.62)       (1.83)
                                                              -------    ------    -------      -------
Total income (loss) from investment operations..............     3.47      0.65      (1.51)       (1.83)
                                                              -------    ------    -------      -------
Less distributions:
    Dividends from net investment income....................    (0.05)    (0.09)     (0.01)          --
    Distributions from net realized gains on securities.....       --        --      (0.01)          --
                                                              -------    ------    -------      -------
Total distributions.........................................    (0.05)    (0.09)     (0.02)          --
                                                              -------    ------    -------      -------
Net asset value, end of period..............................  $ 10.62    $ 7.20    $  6.64      $  8.17
                                                              =======    ======    =======      =======
Total return................................................   48.45%     9.80%     (18.52)%     (18.30)%(C)
                                                              =======    ======    =======      =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $ 3,557    $1,769    $ 1,495      $     1
    Ratios to average net assets (annualized):
      Expenses(A)...........................................    1.76%     1.51%      1.43%        1.87%
      Net investment income (loss)(A).......................    0.62%     1.11%      2.07%        (0.47)%
    Portfolio turnover rate(B)..............................      80%       94%        95%          23%(C)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Emerging Markets Portfolio through February 28, 2002.

(B) The American AAdvantage Emerging Markets Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C)  Not annualized.

(D) Portfolio turnover rate is for the period November 1, 2001 through October 31, 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        AMR CLASS
        PLANAHEAD CLASS              -----------------------------------------------
--------------------------------               YEAR ENDED
    YEAR ENDED      OCTOBER 1 TO               OCTOBER 31,               JULY 31 TO
    OCTOBER 31,     OCTOBER 31,      -------------------------------     OCTOBER 31,
       2003             2002          2003        2002        2001          2000
    -----------     ------------     -------     -------     -------     -----------
      $  7.19          $ 6.86        $  7.22     $  6.65     $  8.18       $ 10.00
      -------          ------        -------     -------     -------       -------
         0.09              --           0.07        0.09        0.13            --
         3.34            0.33           3.44        0.59       (1.63)        (1.82)
      -------          ------        -------     -------     -------       -------
         3.43            0.33           3.51        0.68       (1.50)        (1.82)
      -------          ------        -------     -------     -------       -------
        (0.07)             --          (0.07)      (0.11)      (0.02)           --
           --              --             --          --       (0.01)           --
      -------          ------        -------     -------     -------       -------
        (0.07)             --          (0.07)      (0.11)      (0.03)           --
      -------          ------        -------     -------     -------       -------
      $ 10.55          $ 7.19        $ 10.66     $  7.22     $  6.65       $  8.18
      =======          ======        =======     =======     =======       =======
       48.07%           4.81%(C)      48.84%      10.10%      (18.40)%      (18.20)%(C)
      =======          ======        =======     =======     =======       =======
      $   492          $    1        $51,498     $32,731     $20,660       $17,308
        2.08%           1.87%          1.50%       1.26%       1.30%         1.60%
        0.57%           (0.25)%        0.92%       1.35%       1.76%         (0.19)%
          80%             94%(D)         80%(C)      94%         95%           23%(C)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                  INSTITUTIONAL CLASS                                         SERVICE CLASS
                                        ---------------------------------------        PLANAHEAD CLASS        -------------
                                            YEAR ENDED                            -------------------------
                                            OCTOBER 31,       DECEMBER 29, 2000   YEAR ENDED    MARCH 1 TO      MAY 1 TO
                                        -------------------    TO OCTOBER 31,     OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                          2003       2002           2001             2003          2002           2003
                                        --------   --------   -----------------   -----------   -----------   -------------
Net asset value, beginning of
  period..............................  $   9.63   $   9.82        $ 10.00         $   9.63       $10.10        $  10.47
                                        --------   --------        -------         --------       ------        --------
Income from investment operations:
    Net investment income.............      0.78       0.80           0.71             0.75         0.50            0.29
    Net gains (losses) on securities
      (both realized and
      unrealized).....................      1.10      (0.19)         (0.18)            1.10        (0.47)           0.32
                                        --------   --------        -------         --------       ------        --------
Total income from investment
  operations..........................      1.88       0.61           0.53             1.85         0.03            0.61
                                        --------   --------        -------         --------       ------        --------
Less distributions:
    Dividends from net investment
      income..........................     (0.78)     (0.80)         (0.71)           (0.75)       (0.50)          (0.35)
                                        --------   --------        -------         --------       ------        --------
Total distributions...................     (0.78)     (0.80)         (0.71)           (0.75)       (0.50)          (0.35)
                                        --------   --------        -------         --------       ------        --------
Net asset value, end of period........  $  10.73   $   9.63        $  9.82         $  10.73       $ 9.63        $  10.73
                                        ========   ========        =======         ========       ======        ========
Total return..........................    20.11%      6.28%          5.33%(A)        19.57%        (0.26)%(A)      5.46%(A)
                                        ========   ========        =======         ========       ======        ========
Ratios and supplemental data:
    Net assets, end of period (in
      thousands)......................  $161,380   $104,813        $53,275         $125,654       $4,029        $      1
    Ratios to average net assets
      (annualized):
      Expenses........................     0.90%      0.90%          0.90%            1.24%        1.27%           1.71%
      Net investment income...........     7.51%      8.02%          8.48%            7.11%        7.20%           6.51%
      Decrease reflected in above
        expense ratio due to
        absorption of expenses by the
        Manager.......................     0.10%      0.08%          0.17%               --           --         805.12%
    Portfolio turnover rate...........      114%       163%           145%(A)          114%         163%(B)         114%(C)

---------------

(A)  Not annualized.

(B) Portfolio turnover rate is for the period November 1, 2001 through October 31, 2002.

(C) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE ENHANCED INCOME FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                              PLANAHEAD CLASS
                                                              ---------------
                                                                JUNE 30 TO
                                                                OCTOBER 31,
                                                                   2003
                                                              ---------------
Net asset value, beginning of period........................     $  10.00
Income from investment operations:
    Net investment income...................................         0.07(B)
    Net losses on securities (both realized and
     unrealized)............................................        (0.04)
                                                                 --------
Total income from investment operations.....................         0.03
                                                                 --------
Less distributions:
    Dividends from net investment income....................        (0.07)
    Distributions from net realized gains on securities.....           --
                                                                 --------
Total distributions.........................................        (0.07)
                                                                 --------
Net asset value, end of period..............................     $   9.96
                                                                 ========
Total return................................................        0.32%(A)
                                                                 ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................     $101,072
    Ratios to average net assets (annualized):
      Expenses..............................................        0.93%
      Net investment income.................................        2.20%
    Portfolio turnover rate.................................          57%(A)

---------------

(A)  Not annualized.

(B)  Based on average shares outstanding.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                            INSTITUTIONAL CLASS
                                                              -----------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------
                                                               2003      2002      2001      2000      1999
                                                              -------   -------   -------   ------   --------
Net asset value, beginning of period........................  $ 10.42   $ 10.51   $  9.72   $ 9.58   $  10.50
                                                              -------   -------   -------   ------   --------
Income from investment operations:
    Net investment income(A)................................     0.41      0.51      0.57     0.59       0.56
    Net gains (losses) on securities (both realized and
      unrealized)(A)........................................     0.03     (0.09)     0.79     0.14      (0.63)
                                                              -------   -------   -------   ------   --------
Total income (loss) from investment operations..............     0.44      0.42      1.36     0.73      (0.07)
                                                              -------   -------   -------   ------   --------
Less distributions:
    Dividends from net investment income....................    (0.41)    (0.51)    (0.57)   (0.59)     (0.56)
    Distributions from net realized gains on securities.....       --        --        --       --      (0.29)
                                                              -------   -------   -------   ------   --------
Total distributions.........................................    (0.41)    (0.51)    (0.57)   (0.59)     (0.85)
                                                              -------   -------   -------   ------   --------
Net asset value, end of period..............................  $ 10.45   $ 10.42   $ 10.51   $ 9.72   $   9.58
                                                              =======   =======   =======   ======   ========
Total return................................................    4.31%     4.21%    14.36%    7.89%      (0.83)%
                                                              =======   =======   =======   ======   ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $ 1,024   $74,919   $60,842   $  115   $205,218
    Ratios to average net assets (annualized):
      Expenses(A)...........................................    0.58%     0.56%     0.54%    0.59%      0.55%
      Net investment income(A)..............................    4.02%     4.99%     5.55%    6.31%      5.62%
      Decrease reflected in above expense ratio due to
        absorption of expenses by the Manager(A)............       --        --        --       --         --
    Portfolio turnover rate(B)..............................     187%      185%      164%     102%       123%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Intermediate Bond Portfolio through February 28, 2002.

(B) The American AAdvantage Intermediate Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C)  Not annualized.

(D) Portfolio turnover rate is for the period November 1, 1998 through October 31, 1999.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               PLAN AHEAD CLASS                                         AMR CLASS
-----------------------------------------------   -----------------------------------------------------
                                                                                              MARCH 1
              YEAR ENDED OCTOBER 31,                      YEAR ENDED OCTOBER 31,                TO
    -------------------------------------------   ---------------------------------------   OCTOBER 31,
     2003     2002     2001      2000     1999      2003       2002      2001      2000        1999
    ------   ------   -------   ------   ------   --------   --------   -------   -------   -----------
    $10.27   $10.34   $  9.57   $ 9.63   $10.55   $  10.22   $  10.30   $  9.53   $  9.58     $  9.95
    ------   ------   -------   ------   ------   --------   --------   -------   -------     -------
      0.39     0.48      0.53     0.59     0.53       0.45       0.53      0.58      0.64        0.39
      0.04    (0.07)     0.77    (0.06)   (0.63)      0.02      (0.08)     0.77     (0.05)      (0.37)
    ------   ------   -------   ------   ------   --------   --------   -------   -------     -------
      0.43     0.41      1.30     0.53    (0.10)      0.47       0.45      1.35      0.59        0.02
    ------   ------   -------   ------   ------   --------   --------   -------   -------     -------
     (0.39)   (0.48)    (0.53)   (0.59)   (0.53)     (0.45)     (0.53)    (0.58)    (0.64)      (0.39)
        --       --        --       --    (0.29)        --         --        --        --          --
    ------   ------   -------   ------   ------   --------   --------   -------   -------     -------
     (0.39)   (0.48)    (0.53)   (0.59)   (0.82)     (0.45)     (0.53)    (0.58)    (0.64)      (0.39)
    ------   ------   -------   ------   ------   --------   --------   -------   -------     -------
    $10.31   $10.27   $ 10.34   $ 9.57   $ 9.63   $  10.24   $  10.22   $ 10.30   $  9.53     $  9.58
    ======   ======   =======   ======   ======   ========   ========   =======   =======     =======
     4.25%    4.10%    13.91%    5.76%    (0.98)%    4.62%      4.57%    14.58%     6.39%       (0.17)%(C)
    ======   ======   =======   ======   ======   ========   ========   =======   =======     =======
    $1,395   $1,691   $   300   $  102   $1,545   $131,927   $144,098   $95,820   $40,555     $46,655
     0.86%    0.86%     0.83%    0.87%    0.85%      0.32%      0.30%     0.30%     0.39%       0.30%
     3.70%    4.60%     5.04%    6.07%    5.32%      4.32%      5.23%     5.84%     6.72%       6.12%
        --       --     0.01%    0.02%       --         --         --        --        --          --
      187%     185%      164%     102%     123%       187%       185%      164%      102%        123%(D)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                              INSTITUTIONAL CLASS
                                                              ---------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------
                                                               2003        2002        2001       2000      1999
                                                              ------      ------      -------    ------    ------
Net asset value, beginning of period........................  $ 9.45      $ 9.62      $  9.21    $ 9.30    $ 9.63
                                                              ------      ------      -------    ------    ------
Income from investment operations:
    Net investment income(B)................................    0.37        0.42         0.57      0.62      0.53
    Net gains (losses) on securities (both realized and
      unrealized)(B)........................................   (0.04)      (0.11)        0.41     (0.10)    (0.29)
                                                              ------      ------      -------    ------    ------
Total income from investment operations.....................    0.33        0.31         0.98      0.52      0.24
                                                              ------      ------      -------    ------    ------
Less distributions:
    Dividends from net investment income....................   (0.46)      (0.48)       (0.57)    (0.61)    (0.57)
                                                              ------      ------      -------    ------    ------
Total distributions.........................................   (0.46)      (0.48)       (0.57)    (0.61)    (0.57)
                                                              ------      ------      -------    ------    ------
Net asset value, end of period..............................  $ 9.32      $ 9.45      $  9.62    $ 9.21    $ 9.30
                                                              ======      ======      =======    ======    ======
Total return................................................   3.58%       3.37%       10.98%     5.83%     2.56%
                                                              ======      ======      =======    ======    ======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $3,745      $8,396      $ 4,226    $3,687    $5,034
    Ratios to average net assets (annualized):
      Expenses(B)...........................................   0.54%       0.44%        0.51%     0.58%     0.62%
      Net investment income(B)..............................   4.30%       4.47%        6.06%     6.61%     5.92%
      Decrease reflected in above expense ratio due to
        absorption of expenses by the Manager(B)............      --          --           --        --        --
    Portfolio turnover rate(A)..............................     81%         63%         104%       89%      115%

---------------

(A) The American AAdvantage Short-Term Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Short-Term Bond Portfolio through February 28, 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  PLANAHEAD CLASS                                              AMR CLASS
---------------------------------------------------     -------------------------------------------------------
              YEAR ENDED OCTOBER 31,                                    YEAR ENDED OCTOBER 31,
---------------------------------------------------     -------------------------------------------------------
 2003       2002       2001        2000       1999       2003        2002        2001        2000        1999
------     ------     -------     ------     ------     -------     -------     -------     -------     -------
$ 9.45     $ 9.62     $  9.21     $ 9.30     $ 9.64     $  9.44     $  9.60     $  9.20     $  9.29     $  9.62
------     ------     -------     ------     ------     -------     -------     -------     -------     -------
  0.39       0.43        0.55       0.59       0.54        0.42        0.44        0.59        0.63        0.59
 (0.08)     (0.14)       0.41      (0.09)     (0.33)      (0.07)      (0.11)       0.40       (0.09)      (0.33)
------     ------     -------     ------     ------     -------     -------     -------     -------     -------
  0.31       0.29        0.96       0.50       0.21        0.35        0.33        0.99        0.54        0.26
------     ------     -------     ------     ------     -------     -------     -------     -------     -------
 (0.43)     (0.46)      (0.55)     (0.59)     (0.55)      (0.48)      (0.49)      (0.59)      (0.63)      (0.59)
------     ------     -------     ------     ------     -------     -------     -------     -------     -------
 (0.43)     (0.46)      (0.55)     (0.59)     (0.55)      (0.48)      (0.49)      (0.59)      (0.63)      (0.59)
------     ------     -------     ------     ------     -------     -------     -------     -------     -------
$ 9.33     $ 9.45     $  9.62     $ 9.21     $ 9.30     $  9.31     $  9.44     $  9.60     $  9.38     $  9.29
======     ======     =======     ======     ======     =======     =======     =======     =======     =======
 3.38%      3.16%      10.69%      5.56%      2.21%       3.82%       3.60%      11.07%       6.09%       2.83%
======     ======     =======     ======     ======     =======     =======     =======     =======     =======
$5,783     $3,520     $ 1,257     $  489     $1,638     $91,911     $89,932     $81,370     $56,714     $66,767
 0.86%      0.73%       0.75%      0.84%      0.84%       0.33%       0.30%       0.33%       0.33%       0.35%
 4.00%      4.16%       5.76%      6.29%      5.75%       4.54%       4.63%       6.26%       6.88%       6.26%
    --      0.04%          --      0.10%      0.09%          --          --          --          --          --
   81%        63%        104%        89%       115%         81%         63%        104%         89%        115%

--------------------------------------------------------------------------------

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
AMR Investment Services International Equity Portfolio

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the AMR Investment Services International Equity Portfolio (the "Portfolio"), as of October 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for the two years then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 2003, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AMR Investment Services International Equity Portfolio at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Chicago, Illinois
December 19, 2003

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2003
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
STOCKS - 92.49%
AUSTRALIA - 2.21%
AUSTRALIA PREFERRED STOCK - 0.20%
The News Corporation+*.......       345,000   $    2,539
                                              ----------
    TOTAL AUSTRALIA PREFERRED
      STOCK..................                      2,539
                                              ----------
AUSTRALIA COMMON STOCK - 2.01%
Alumina Limited*.............       842,900        3,565
Australia & New Zealand
  Banking Group Limited*.....       318,520        4,023
Australia & New Zealand
  Banking Group Limited,
  (Rights)+..................        57,912          177
BHP Billiton Limited.........       928,800        7,724
Commonwealth Bank of
  Australia*.................       125,000        2,439
Iluka Resources Limited*.....       387,194        1,283
Mayne Group Limited..........     1,341,200        3,464
WMC Resources Limited+*......       842,900        3,062
                                              ----------
    TOTAL AUSTRALIA COMMON
      STOCK..................                     25,737
                                              ----------
    TOTAL AUSTRALIA..........                     28,276
                                              ----------
BELGIUM COMMON STOCK - 0.39%
Fortis+*.....................       282,500        5,038
                                              ----------
    TOTAL BELGIUM COMMON
      STOCK..................                      5,038
                                              ----------
CANADA COMMON STOCK - 2.41%
Alcan, Incorporated..........       134,200        5,356
BCE, Incorporated............       249,200        5,644
Celestica, Incorporated+.....       620,870        8,809
Husky Energy, Incorporated+..       309,200        5,081
Manulife Financial
  Corporation................       200,265        6,078
                                              ----------
    TOTAL CANADA COMMON
      STOCK..................                     30,968
                                              ----------
DENMARK COMMON STOCK - 0.44%
Novo Nordisk A/S.............       156,400        5,625
                                              ----------
    TOTAL DENMARK COMMON
      STOCK..................                      5,625
                                              ----------
FINLAND COMMON STOCK - 1.61%
KCI Konecranes Oyj...........       124,600        3,724
M-real Oyj...................       214,800        1,895
Stora Enso Oyj...............       227,600        3,096
UPM-Kymmene Oyj..............       640,100       11,980
                                              ----------
    TOTAL FINLAND COMMON
      STOCK..................                     20,695
                                              ----------
FRANCE COMMON STOCK - 8.35%
Accor S.A.*..................        52,690        2,072
Aventis S.A.*................       345,773       18,309
AXA*.........................       791,604       15,000

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
BNP Paribas S.A.*............       265,827   $   13,968
Compagnie Generale des
  Etablissements Michelin*...       115,400        4,528
Credit Agricole S.A.*........       228,300        4,849
Credit Agricole S.A.
  (Rights)+..................       228,300           53
Lagardere S.C.A.*............        76,900        3,868
Pechiney S.A. ...............        55,600        3,073
PSA Peugeot Citroen S.A.*....       151,614        6,504
Schneider Electric S.A.*.....        50,700        2,968
Societe BIC S.A.+*...........        57,447        2,379
Suez S.A.*...................       202,580        3,250
Total S.A.*..................       124,057       19,282
Vinci S.A.*..................        96,551        6,998
                                              ----------
    TOTAL FRANCE COMMON
      STOCK..................                    107,101
                                              ----------
GERMANY - 5.30%
GERMANY PREFERRED STOCK - 0.54%
Fresenius Medical Care AG....       169,846        6,970
                                              ----------
    TOTAL GERMANY PREFERRED
      STOCK..................                      6,970
                                              ----------
GERMANY COMMON STOCK - 4.76%
BASF AG+*....................        71,900        3,298
Bayer AG*....................       111,600        2,682
Bayerische Motoren Werke
  Aktiengesellschaft.........        44,600        1,785
Celesio AG*..................       148,865        6,230
Deutsche Post AG.............       592,000       11,390
Deutsche Telekom AG+.........       464,100        7,310
E.ON AG+*....................        94,500        4,777
Fresenius Medical Care AG*...        45,000        2,566
Hugo Boss AG.................       253,350        5,166
Merck KGaA...................        94,000        3,292
Muenchener Rueckversicherung-
  Gesellschaft AG+*..........        16,176        1,929
Muenchener Rueckversicherung-
  Gesellschaft AG (Rights)+..        16,176          134
Porsche AG...................         3,300        1,621
Siemens AG*..................        76,400        5,151
Volkswagen AG................        73,830        3,724
                                              ----------
    TOTAL GERMANY COMMON
      STOCK..................                     61,055
                                              ----------
    TOTAL GERMANY............                     68,025
                                              ----------
HONG KONG COMMON STOCK - 2.25%
Cheung Kong Holdings
  Limited....................       531,000        4,427
CLP Holdings Limited+........       630,000        2,839
Henderson Land Development
  Company Limited............     1,588,000        6,666

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Hutchison Whampoa Limited....       177,000   $    1,368
Swire Pacific Limited+.......     2,223,500       13,572
                                              ----------
    TOTAL HONG KONG COMMON
      STOCK..................                     28,872
                                              ----------
IRELAND COMMON STOCK - 2.67%
Allied Irish Banks plc.......       867,022       12,690
Bank of Ireland..............       404,400        4,983
CRH plc......................       248,125        4,462
Depfa Bank plc+..............        58,044        6,498
Greencore Group..............     1,543,341        5,562
                                              ----------
    TOTAL IRELAND COMMON
      STOCK..................                     34,195
                                              ----------
ITALY COMMON STOCK - 1.82%
Eni S.p.A.*..................       925,947       14,704
Riunione Adriatica di Sicurta
  S.p.A.*....................       192,193        3,003
Snam Rete Gas S.p.A.+........       763,200        2,875
Telecom Italia S.p.A.+.......     1,040,929        2,717
                                              ----------
    TOTAL ITALY COMMON
      STOCK..................                     23,299
                                              ----------
JAPAN COMMON STOCK - 12.01%
Acom Company Limited*........       242,800       10,866
Canon, Incorporated*.........       342,000       16,550
DENSO Corporation............        96,000        1,821
East Japan Railway Company*..         1,395        6,319
FANUC Limited*...............        39,500        2,375
Hitachi Limited+*............       522,000        3,067
Honda Motor Company
  Limited....................       288,200       11,378
Kao Corporation*.............       153,300        3,151
Komatsu Limited..............       764,000        4,135
Konica Corporation...........     1,092,340       14,358
Japan Tobacco, Incorporated..           139          928
NEC Corporation*.............       372,000        3,286
NEC Electronics
  Corporation*...............        19,000        1,462
Nintendo Company Limited*....        30,500        2,355
Nippon Telegraph & Telephone
  Corporation+...............           913        4,078
Nissan Motor Company
  Limited*...................       802,600        8,994
Nomura Holdings,
  Incorporated*..............       543,000        9,325
NTT DoCoMo, Incorporated.....         1,977        4,280
Promise Company Limited*.....       199,050        8,944
Rohm Company Limited.........        14,500        1,955
Sanyo Shinpan Finance Company
  Limited....................       145,800        4,960
Seiko Epson Corporation......        63,700        2,295
Shin-Etsu Chemical Company
  Limited....................        52,600        1,957
Sompo Japan Insurance,
  Incorporated...............       709,000        5,869

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Sony Corporation*............        95,700   $    3,334
Takeda Chemical Industries
  Limited*...................       145,100        5,134
Takefuji Corporation*........       139,930        8,286
Tokyo Gas Company Limited*...       772,000        2,647
                                              ----------
    TOTAL JAPAN COMMON
      STOCK..................                    154,109
                                              ----------
MEXICO COMMON STOCK - 0.28%
Telefonos de Mexico S.A. de
  C.V., ADR..................       111,700        3,591
                                              ----------
    TOTAL MEXICO COMMON
      STOCK..................                      3,591
                                              ----------
NETHERLANDS COMMON STOCK - 7.44%
ABN AMRO Holding N.V. .......       521,071       10,933
Akzo Nobel N.V.*.............       119,326        3,773
CNH Global NV................        77,320        1,033
Heineken N.V.*...............       123,600        4,411
IHC Caland N.V. .............        64,180        2,738
ING Groep N.V. ..............       718,454       14,917
Koninklijke (Royal) KPN
  N.V.+......................       843,500        6,413
Koninklijke (Royal) Philips
  Electronics N.V. ..........     1,062,998       28,657
Royal Dutch Petroleum
  Company+*..................       164,900        7,317
TPG N.V.+....................       271,560        5,856
Vedior N.V. .................       650,613        9,379
                                              ----------
    TOTAL NETHERLANDS COMMON
      STOCK..................                     95,427
                                              ----------
NEW ZEALAND COMMON STOCK - 0.71%
Carter Holt Harvey Limited...     2,333,889        2,624
Telecom Corporation of New
  Zealand Limited............     2,164,043        6,436
                                              ----------
    TOTAL NEW ZEALAND COMMON
      STOCK..................                      9,060
                                              ----------
NORWAY COMMON STOCK - 1.91%
Norsk Hydro ASA..............       156,900        8,830
Statoil ASA..................       183,700        1,727
Telenor ASA..................     2,554,259       13,905
                                              ----------
    TOTAL NORWAY COMMON
      STOCK..................                     24,462
                                              ----------
PORTUGAL COMMON STOCK - 0.99%
Portugal Telecom, SGPS,
  S.A. ......................     1,504,989       12,649
                                              ----------
    TOTAL PORTUGAL COMMON
      STOCK..................                     12,649
                                              ----------
SINGAPORE COMMON STOCK - 1.92%
Creative Technology
  Limited*...................       659,320        6,855
Development Bank of Singapore
  Group Holdings Limited.....       579,795        4,762

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Oversea-Chinese Banking
  Corporation Limited........       576,650   $    4,008
United Overseas Bank
  Limited....................     1,157,849        9,045
                                              ----------
    TOTAL SINGAPORE COMMON
      STOCK..................                     24,670
                                              ----------
SOUTH KOREA COMMON STOCK - 0.84%
Kookmin Bank, ADR*...........       140,510        5,164
Korea Electric Power
  Corporation................        86,860        1,677
LG Electronics,
  Incorporated...............        76,760        3,976
                                              ----------
    TOTAL SOUTH KOREA COMMON
      STOCK..................                     10,817
                                              ----------
SPAIN COMMON STOCK - 4.30%
Altadis S.A.*................       354,923        8,607
Antena 3 Television S.A+.....         4,635          151
Banco Popular Espanol S.A.*..        90,200        4,690
Banco Santander Central
  Hispano S.A.*..............       662,134        6,350
Endesa S.A.+*................       436,845        6,932
Iberdrola S.A. ..............       215,157        3,589
Repsol YPF S.A.+.............       446,600        7,788
Telefonica S.A.+.............     1,370,072       17,042
                                              ----------
    TOTAL SPAIN COMMON
      STOCK..................                     55,149
                                              ----------
SWEDEN COMMON STOCK - 2.50%
Atlas Copco AB...............       140,350        4,930
Autoliv, Incorporated+*......       134,200        4,421
Electrolux AB................       193,300        3,965
ForeningsSparbanken AB.......       223,400        3,723
Nordea AB....................       475,000        2,954
Sandvik AB...................       111,900        3,329
Securitas AB.................       150,250        1,849
Stora Enso Oyj, Series A+....        66,662          893
Stora Enso Oyj, Series R+....       163,902        2,217
Volvo AB*....................       135,560        3,788
                                              ----------
    TOTAL SWEDEN COMMON
      STOCK..................                     32,069
                                              ----------
SWITZERLAND COMMON STOCK - 7.23%
Adecco SA....................       163,210        9,625
Clariant AG+.................       150,000        2,112
Compagnie Financiere
  Richemont AG+..............       226,400        5,095
Credit Suisse Group..........       502,687       17,712
Geberit AG...................        15,982        6,583
Nestle SA+...................        17,800        3,919
Novartis AG..................       141,187        5,382
SIG Holding AG...............       119,251       16,008
Swiss Reinsurance............       140,710        8,857

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
UBS AG.......................       153,300   $    9,414
Zurich Financial Services
  AG+........................        63,259        8,101
                                              ----------
    TOTAL SWITZERLAND COMMON
      STOCK..................                     92,808
                                              ----------
UNITED KINGDOM COMMON STOCK - 24.91%
Amersham plc*................       401,920        4,987
Arriva plc...................     1,496,174        9,902
Aviva plc....................       785,393        6,444
BAA plc......................       278,600        2,203
BAE Systems plc+.............     3,292,405       10,224
Barclays plc.................     1,068,100        9,008
BHP Billiton plc.............       924,279        7,258
Boots Group plc..............       636,300        7,693
BP plc.......................     1,263,030        8,766
Brambles Industries plc......       700,641        2,122
British American Tobacco
  Industries plc.............       551,101        6,663
BT Group plc+................     1,649,053        5,191
Cable and Wireless plc+......     1,452,300        3,358
Cadbury Schweppes plc........     2,411,582       15,459
Celltech Group plc+..........       171,700        1,337
Diageo plc...................     1,419,455       16,692
Dimension Data Holdings
  plc+.......................     9,413,347        5,271
FirstGroup plc...............       895,952        4,580
GlaxoSmithKline plc+.........       762,200       16,323
Hanson plc...................     1,421,345        9,841
Hays plc.....................     3,548,019        7,345
HSBC Holdings plc............       808,765       12,146
Imperial Chemical Industries
  plc+.......................       723,981        2,380
Imperial Tobacco Group plc...       259,140        4,296
J. Sainsbury plc.............       429,500        2,064
Kesa Electricals plc.........       225,100          932
Kidde plc....................     1,680,500        2,873
Kingfisher plc...............     1,349,739        6,470
Lloyds TSB Group plc.........       786,050        5,459
Marks & Spencer Group plc+...       434,561        2,122
National Grid Transco plc....       381,170        2,434
Reed Elsevier plc+...........       626,560        4,870
Rentokil Initial plc.........     1,278,400        4,843
Reuters Group plc+...........     2,757,625       12,015
Rio Tinto plc................       150,000        3,637
Rolls-Royce plc..............       966,500        3,112
Royal Bank of Scotland Group
  plc........................       552,258       14,798
SABMiller plc+...............        85,983          726
Shell Transport & Trading
  Company plc................     1,781,756       11,127
Shire Pharmaceuticals Group
  plc+.......................       323,900        2,454
Smiths Group plc.............       466,890        5,558
Standard Chartered plc.......       127,780        2,044

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Tesco plc....................     1,445,500   $    5,795
TI Automotive+...............       681,500           --
Unilever plc.................     2,097,207       17,883
Vodafone Group plc...........     8,994,039       18,887
Wolseley plc.................       582,535        7,140
WPP Group plc................       296,000        2,820
                                              ----------
    TOTAL UNITED KINGDOM
      COMMON STOCK...........                    319,552
                                              ----------
    TOTAL STOCKS.............                  1,186,457
                                              ----------
                                   PAR
                                  AMOUNT
                               ------------
FRANCE CORPORATE BONDS - 0.02%
AXA, 0.00%, Due
  12/21/2004+................  $         12          215
                                              ----------
    TOTAL FRANCE CORPORATE
      BONDS..................                        215
                                              ----------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
SHORT TERM INVESTMENTS - 20.53%
American AAdvantage Money
  Market Select Fund.........    90,688,532       90,689
AMR Investments Enhanced
  Yield Business Trust.......   172,848,354      172,848
                                              ----------
    TOTAL SHORT TERM
      INVESTMENTS............                    263,537
                                              ----------
TOTAL INVESTMENTS - 113.04%
  (COST $1,293,429)..........                  1,450,209
                                              ----------
LIABILITIES, NET OF OTHER
  ASSETS - (13.04%)..........                   (167,274)
                                              ----------
TOTAL NET ASSETS - 100%......                 $1,282,935
                                              ==========

---------------

* - All or a portion of this security is on loan at October 31, 2003. See Note
5.

+ - non-income producing

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
INTERNATIONAL EQUITY SECTOR DIVERSIFICATION
October 31, 2003
--------------------------------------------------------------------------------

                                                              PERCENT OF
                                                              NET ASSETS
                                                              ----------
Consumer Discretionary......................................    11.69%
Consumer Staples............................................     8.09%
Energy......................................................     6.60%
Financials..................................................    23.99%
Health Care.................................................     6.13%
Industrials.................................................    14.17%
Information Technology......................................     3.86%
Materials...................................................     6.87%
Short-Term Investments......................................    20.53%
Telecommunications Services.................................     8.69%
Utilities...................................................     2.42%
Other Liabilities...........................................   (13.04%)
                                                               -------
      NET ASSETS............................................   100.00%
                                                               =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2003 (in thousands)
--------------------------------------------------------------------------------

ASSETS:
    Investments in securities, at value.....................  $1,450,209
    Cash....................................................      12,465
    Cash denominated in foreign currency (cost $38).........          38
    Unrealized appreciation on foreign currency contracts...         864
    Dividends and interest receivable.......................       1,991
    Reclaims receivable.....................................          13
    Receivable for investments sold.........................       1,538
                                                              ----------
        TOTAL ASSETS........................................   1,467,118
                                                              ----------
LIABILITIES:
    Payable for investments purchased.......................         653
    Payable upon return of securities loaned................     181,807
    Payable for variation margin on open futures
     contracts..............................................         334
    Management and investment advisory fees payable (Note
     2).....................................................       1,158
    Other liabilities.......................................         231
                                                              ----------
        TOTAL LIABILITIES...................................     184,183
                                                              ----------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS....  $1,282,935
                                                              ==========
Cost of investments.........................................  $1,293,429

STATEMENT OF OPERATIONS
Year ended October 31, 2003 (in thousands)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest income.........................................  $    877
    Dividend income (net of foreign taxes of $4,871)........    26,632
    Income derived from commission recapture (Note 6).......       198
    Income derived from securities lending, net (Note 5)....     1,468
                                                              --------
        TOTAL INVESTMENT INCOME.............................    29,175
                                                              --------
EXPENSES:
    Management and investment advisory fees (Note 2)........     3,890
    Custodian fees..........................................     1,189
    Professional fees.......................................        50
    Other expenses..........................................        71
                                                              --------
        TOTAL EXPENSES......................................     5,200
                                                              --------
NET INVESTMENT INCOME.......................................    23,975
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on:
      Investments...........................................   (68,266)
      Foreign currency transactions.........................    40,931
      Futures contracts.....................................    11,634
    Change in net unrealized appreciation or depreciation
     of:
      Investments...........................................   206,247
      Foreign currency contracts and translations...........   100,990
      Futures contracts.....................................      (518)
                                                              --------
        NET GAIN ON INVESTMENTS.............................   291,018
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $314,993
                                                              ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     YEAR ENDED
                                                                    OCTOBER 31,
                                                              ------------------------
                                                                 2003         2002
                                                              ----------   -----------
                                                                   (IN THOUSANDS)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income...................................  $   23,975   $    20,039
    Net realized loss on investments, futures contracts and
     foreign currency transactions..........................     (15,701)      (82,834)
    Change in net unrealized appreciation or depreciation of
     investments, futures contracts and foreign currency
     translations...........................................     306,719       (35,456)
                                                              ----------   -----------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................     314,993       (98,251)
                                                              ----------   -----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Contributions...........................................     571,390     1,880,250
    Withdrawals.............................................    (552,053)   (1,824,540)
                                                              ----------   -----------

        NET INCREASE IN NET ASSETS RESULTING FROM
        TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS.....      19,337        55,710
                                                              ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS.......................     334,330       (42,541)
                                                              ----------   -----------
NET ASSETS:
    Beginning of period.....................................     948,605       991,146
                                                              ----------   -----------
    END OF PERIOD...........................................  $1,282,935   $   948,605
                                                              ==========   ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
--------------------------------------------------------------------------------

                                                                           YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------
                                                               2003     2002     2001    2000    1999    1998
                                                              ------   -------   -----   -----   -----   -----
TOTAL RETURN................................................  31.97%   (10.25%)    N/A     N/A     N/A     N/A
RATIOS TO AVERAGE NET ASSETS:
    Expenses................................................   0.49%     0.47%   0.49%   0.44%   0.37%   0.53%
    Net investment income...................................   2.26%     1.86%   1.82%   1.93%   2.27%   2.29%
PORTFOLIO TURNOVER RATE.....................................     44%       43%     36%     45%     63%     24%

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
October 31, 2003
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. The AMR Investment Services International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the "Board") to issue beneficial interests in the Portfolio.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolio.

  Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange at the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

     Securities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board.

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

     There is uncertainty regarding the collectibility of tax reclaims by the Portfolio due to its partnership status for federal income tax purposes. As such, the Portfolio did not accrue tax reclaims totaling $1,506,000 during the period. Upon determination of the Portfolio's entitlement to benefits under foreign tax treaties, if any, tax reclaim income will be accrued.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

  Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

  Futures Contracts

     The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Federal Income and Excise Taxes

     The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory, portfolio management and securities lending services. Investment assets of the Portfolio are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to ..10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolio. Management fees paid during the period were as follows (dollars in thousands):

                                                                               AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT   MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE       FEE          ADVISORS         MANAGER
                                                     ----------   ----------   ---------------   -----------
International Equity Portfolio.....................  .25%-.60%      $3,890         $2,829          $1,061

     As compensation for services provided by the Manager in connection with securities lending activities, the Portfolio pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the period, the Portfolio paid securities lending fees of $237,000 to the Manager.

  Investment in Affiliated Funds

     The Portfolio may invest in the American AAdvantage Money Market Select Fund (the "Select Fund"), an open-end management investment company managed by the Manager. The Manager receives from the Select Fund an annualized fee equal to 0.10% of the average daily net assets. During the period, the Manager earned fees from the Select Fund totaling $119,000 on the Portfolio's investment in the Select Fund. Income distributions from the Select Fund are recorded as interest income in the accompanying financial statements and totaled $651,000 during the year ended October 31, 2003 for the Portfolio.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated Trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

value of this free airline travel. For the year ended October 31, 2003, the cost of air transportation was not material to the Portfolio. One Trustee, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

3.   INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, (in thousands), for the year ended October 31, 2003 were $433,694 and $418,534, respectively.

4.   COMMITMENTS

     In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the Portfolio has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 2003, the Portfolio had outstanding forward foreign currency contracts as follows:

                                                                        SETTLEMENT             UNREALIZED
CONTRACTS TO RECEIVE                                                       DATE       VALUE       GAIN
--------------------                                                    ----------   -------   ----------
(AMOUNTS IN THOUSANDS)
    5,250  Australian Dollar..........................................   12/17/03    $ 3,699      $146
    6,400  Canadian Dollar............................................   12/17/03      4,841        79
   17,400  Euro Currency..............................................   12/17/03     20,175        91
1,700,000  Japanese Yen...............................................   12/17/03     15,463       127
   11,500  Pound Sterling.............................................   12/17/03     19,435       375
    8,900  Swiss Franc................................................   12/17/03      6,662        46
   11,000  Swedish Krona..............................................   12/17/03      1,406         0
                                                                                     -------      ----
Total contracts to receive (Payable amount $70,817)...................               $71,681      $864
                                                                                     =======      ====

     The Portfolio may purchase securities with delivery or payment to occur at a later date. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place.

5.   SECURITIES LENDING

     The Portfolio participates in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that will generally equal at least 100% of the market value of the loaned securities plus accrued interest. The Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Portfolio receives the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Portfolio also continues to receive income on the securities

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2003
--------------------------------------------------------------------------------

loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

     At October 31, 2003, securities with a market value of approximately $171,957,000 were loaned by the Portfolio. Cash collateral held by the custodian for the Portfolio in an investment in the AMR Investments Enhanced Yield Business Trust and the American AAdvantage Money Market Select Fund (the "Funds") totaled $181,807,000. The Manager serves as Trustee and as investment adviser to the Funds. The Manager receives from the Funds annualized fees equal to 0.10% of the average daily net assets.

6.   COMMISSION RECAPTURE

     The Portfolio has established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio.

7.   FUTURES CONTRACTS

     A summary of obligations under these financial instruments at October 31, 2003 is as follows:

                                                                                                  UNREALIZED
                                                                                    MARKET      APPRECIATION/
TYPE OF FUTURE                                        EXPIRATION     CONTRACTS      VALUE       (DEPRECIATION)
--------------                                       -------------   ---------   ------------   --------------
France CAC 40 Index................................  December 2003      287      $ 11,290,294     $ 250,562
Germany DAX Index..................................  December 2003       73         7,762,798       323,510
UK FTSE 100 Index..................................  December 2003      422        30,771,348       132,867
Hang Seng Index....................................  November 2003       27         2,102,611           225
Italy MIB 30 Index.................................  December 2003       29         4,387,851        67,755
Japan Nikkei 300 Index.............................  December 2003      155         2,835,356       (26,789)
Tokyo FE TOPIX Index...............................  December 2003      259        24,654,876      (456,770)
Spain IBEX 35 Index................................  November 2003       49         4,063,990        67,400
Sweden OMX Index...................................  November 2003      339         2,687,260        10,460
Canada S&PCDA 60 Index.............................  December 2003      121         8,012,503        89,843
Australia SPI Index................................  December 2003      106         6,127,922        22,138
                                                                                 ------------     ---------
                                                                                 $104,696,808     $ 481,202
                                                                                 ============     =========

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST
AND THE AMR INVESTMENT SERVICES TRUST
(Unaudited)
--------------------------------------------------------------------------------

     The Trustees and officers of the Trust and AMR Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-five funds in the fund complex that includes the AMR Trust, the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS         WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*
William F. Quinn** (55)     Trustee since 1987   President, AMR Investment Services, Inc. (1986-Present);
                              and President      Chairman (1989-2003) and Director (2003-Present), American
                                since 1986       Airlines Federal Credit Union; Director, Crescent Real
                                                 Estate Equities, Inc. (1994-Present); Director, MW
                                                 Pritchard, Hubble & Herr, LLC (2001-Present); Member,
                                                 Southern Methodist University Cox School of Business
                                                 Advisory Board (1999-2002); Director, Southern Methodist
                                                 University Endowment Fund Investment Committee
                                                 (1996-Present); Member, New York Stock Exchange Pension
                                                 Manager Committee (1997-1998, 2000-2002); Trustee, American
                                                 AAdvantage Mileage Funds (1995-Present); Trustee, American
                                                 AAdvantage Select Funds (1999-Present).

Alan D. Feld** (66)         Trustee since 1996   Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
                                                 (1960-Present); Director, Clear Channel Communications
                                                 (1984-Present); Trustee, CenterPoint Properties
                                                 (1994-Present); Trustee, American AAdvantage Mileage Funds
                                                 (1996-Present); Trustee, American AAdvantage Select Funds
                                                 (1999-Present).

NON-INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*

Stephen D. O'Sullivan (68)  Trustee since 1987   Consultant (1994-Present); Trustee, American AAdvantage
                                                 Mileage Funds (1995-Present); Trustee, American AAdvantage
                                                 Select Funds (1999-Present).

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST
AND THE AMR INVESTMENT SERVICES TRUST -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS         WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
NON-INTERESTED TRUSTEES (CONT.)
R. Gerald Turner (57)       Trustee since 2001   President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                         Director, ChemFirst (1986-Present); Director, J.C. Penney
Southern Methodist Univ.                         Company, Inc. (1996-Present); Director, California Federal
Dallas, Texas 75275                              Preferred Capital Corp. (2001-Present); Member, United Way
                                                 of Dallas Board of Directors; Member, Salvation Army of
                                                 Dallas Board of Directors; Member, Methodist Hospital
                                                 Advisory Board; Member, Knight Commission on Intercollegiate
                                                 Athletics; Member, National Association of Independent
                                                 Colleges and Universities Board of Directors; Trustee,
                                                 American AAdvantage Mileage Funds (2001-Present); Trustee,
                                                 American AAdvantage Select Funds (2001-Present).

Kneeland Youngblood (47)    Trustee since 1996   Managing Partner, Pharos Capital Group, LLC (a private
100 Crescent Court                               equity firm) (1998-Present); Trustee, The Hockaday School
Suite 1740                                       (1997-Present); Director, Starwood Hotels and Resorts
Dallas, Texas 75201                              (2001-Present); Member, Council on Foreign Relations
                                                 (1995-Present); Director, Just For the Kids (1995-Present);
                                                 Director, L&B Realty Advisors (1998-2000); Trustee, Teachers
                                                 Retirement System of Texas (1993-1999); Director, United
                                                 States Enrichment Corporation (1993-1998), Director,
                                                 Starwood Financial Trust (1998-2001); Trustee, American
                                                 AAdvantage Mileage Funds (1996-Present); Trustee, American
                                                 AAdvantage Select Funds (1999-Present).

OFFICERS
                                  TERM
                            ------------------
                                One Year

Nancy A. Eckl (41)            VP since 1990      Vice President, Trust Investments, AMR Investment Services,
                                                 Inc. (1990-Present).

Michael W. Fields (49)        VP since 1989      Vice President, Fixed Income Investments, AMR Investment
                                                 Services, Inc. (1988-Present).

Barry Y. Greenberg (40)     VP and Assistant     Vice President, Legal and Compliance, AMR Investment
                             Secretary since     Services, Inc. (1995-Present).
                                   1995

Rebecca L. Harris (36)       Treasurer since     Vice President, Finance, AMR Investment Services, Inc.
                                   1995          (1995- Present).

John B. Roberson (45)         VP since 1989      Vice President, Director of Sales, AMR Investment Services,
                                                 Inc. (1991-Present).

Robert J. Zutz (50)          Secretary since     Partner, Kirkpatrick & Lockhart LLP (law firm).
1800 Massachusetts Ave. NW         1998
2nd Floor
Washington, D.C. 20036

---------------

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Mr. Quinn.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's investment advisers.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
PRIVACY POLICY
(Unaudited)
--------------------------------------------------------------------------------

     The American AAdvantage Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

     - information we receive from you on applications or other forms;

     - information about your transactions with us or our service providers; and

     - information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

--------------------------------------------------------------------------------

                             (AMERICAN EAGLE LOGO)

                             (AMERICAN EAGLE LOGO)

                        (AMERICAN AADVANTAGE FUNDS LOGO)
--------------------------------------------------------------------------------

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:


                         (GRAPHIC)                                                    (GRAPHIC)
                         BY E-MAIL:                                                ON THE INTERNET:
              american_aadvantage.funds@AA.com                           Visit our website at www.aafunds.com

--------------------------------------------------------------------------------


                         (GRAPHIC)                                                    (GRAPHIC)
                       BY TELEPHONE:                                                   BY MAIL:
                    Institutional Class                                       American AAdvantage Funds
                    Call (800) 658-5811                                        P.O. Box 619003, MD 2450
                       AMR Class(SM)                                          DFW Airport, TX 75261-9003
                    Call (800) 345-2345
                     PlanAhead Class(R)
                    Call (800) 388-3344

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT AUDITORS   DISTRIBUTOR
    STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES     ERNST & YOUNG LLP      SWS FINANCIAL SERVICES
    Boston, Massachusetts         Kansas City, Missouri              Chicago, Illinois      Dallas, Texas

This report is prepared for shareholders of the American AAdvantage Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------

American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds. American AAdvantage Funds is a registered service mark of AMR Corporation. American AAdvantage Balanced Fund, American AAdvantage Large Cap Value Fund, American AAdvantage Large Cap Growth Fund, American AAdvantage Small Cap Value Fund, American AAdvantage International Equity Fund, American AAdvantage Emerging Markets Fund, American AAdvantage High Yield Bond Fund, American AAdvantage Enhanced Income Fund, American AAdvantage Intermediate Bond Fund and American AAdvantage Short-Term Bond Fund are service marks of AMR Investment Services, Inc.

                                  [BACK COVER]


                                                                        AR 10/03
                                                                          529449

ITEM 2. CODE OF ETHICS.
The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the "Code"). The Trust did not amend the Code nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as
Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Trust's Board of Trustees has determined that Stephen O'Sullivan, a member of the Trust's audit committee, is an "audit committee financial expert" as defined in Form N-CSR. Mr. O'Sullivan is "independent" as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not Applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.
Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective. There were no changes in the Trust's internal control over financial reporting during the Trust's last fiscal half-year that materially affected, or were reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 10. EXHIBITS.
     (a)(1) Filed herewith as EX-99.CODE ETH.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American AAdvantage Funds

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: January 6, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: January 6, 2004


By /s/ Rebecca L. Harris
   ---------------------
   Rebecca L. Harris
   Treasurer

Date: January 6, 2004